File No. 333-

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 23, 2007

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

AXA PREMIER VIP TRUST

(Exact Name of Registrant as Specified in Charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of Principal Executive Offices)

(212) 554-1234

(Registrant’s Area Code and Telephone Number)

STEVEN M. JOENK

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

With copies to:

PATRICIA LOUIE, ESQ. AXA Equitable Life Insurance Company 1290 Avenue of the Americas New York, New York 10104	ARTHUR J. BROWN, ESQ. Kirkpatrick & Lockhart Preston Gates Ellis LLP 1601 K Street, NW Washington, DC 20006

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

It is proposed that this Registration Statement will become effective on the 30th day after filing pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of securities being registered: Class A and Class B shares of beneficial interest in the series of the registrant designated as the Multimanager Small Cap Growth Portfolio and Multimanager Small Cap Value Portfolio.

No filing fee is required because the registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares (File Nos. 811-10509 and 333-70754).

AXA PREMIER VIP TRUST

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Letter to Shareholders

Notice of Special Meeting

Information Statement

Part A - Proxy Statement/Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

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AXA EQUITABLE LIFE INSURANCE COMPANY

MONY LIFE INSURANCE COMPANY

MONY LIFE INSURANCE COMPANY OF AMERICA

1290 Avenue of the Americas

New York, New York 10104

February     , 2007

Dear Contractholder:

Enclosed is a notice of a Special Meeting of Shareholders of the EQ/Small Company Growth Portfolio (“EQ Growth Portfolio”), EQ/Small Cap Value Portfolio (“EQ Value Portfolio”) and EQ/Wells Fargo Montgomery Small Cap Portfolio (“EQ Montgomery Portfolio”) (each, an “EQ Portfolio” and together, the “EQ Portfolios”) of EQ Advisors Trust (“EQ Trust”) to be held at EQ Trust’s offices, 1290 Avenue of the Americas, New York, New York 10104, on April 18, 2007 at             , Eastern Time (“Meeting”). At the Meeting, the shareholders of the EQ Portfolios will be asked to approve the proposals described below.

EQ Trust’s Board of Trustees (“Board of Trustees”) has called the Meeting to request shareholder approval of the reorganization of each EQ Portfolio from a series of EQ Trust into a series of AXA Premier VIP Trust (“VIP Trust”) (the “Reorganizations”). The Reorganizations would be accomplished by reorganizing the EQ Growth Portfolio and EQ Montgomery Portfolio into a newly created portfolio of VIP Trust called the Multimanager Small Cap Growth Portfolio (“VIP Growth Portfolio”) and reorganizing the EQ Value Portfolio into a newly created portfolio of VIP Trust called the Multimanager Small Cap Value Portfolio (“VIP Value Portfolio”). AXA Equitable Life Insurance Company (“AXA Equitable”) is the investment manager of both EQ Trust and VIP Trust. The EQ Trust’s Board of Trustees has approved these proposals.

Each of the EQ Growth, EQ Montgomery and EQ Value Portfolios has a substantially similar investment objective, investment policies, strategies and principal risks as its corresponding VIP Portfolio. The EQ Growth, EQ Montgomery and VIP Growth Portfolios each seek capital appreciation and invest substantially all of their assets in securities of small capitalization companies that meet growth investing criteria. Similarly, the EQ Value and VIP Value Portfolios each seek capital appreciation and invest substantially all of their assets in securities of small capitalization companies that meet value investing criteria. In addition, the sub-advisers for the EQ Growth Portfolio (Bear Stearns Asset Management Inc., Eagle Asset Management, Inc. and Wells Capital Management Inc.) and EQ Montgomery Portfolio (Wells Capital Management Inc.) also will serve as sub-advisers for the VIP Growth Portfolio. Likewise, the sub-advisers for the EQ Value Portfolio (Franklin Advisory Services, LLC and Lazard Asset Management LLC) will serve as sub-advisers for the VIP Value Portfolio.

It is expected that the annual operating expense ratios for the VIP Portfolios after the Reorganizations will be higher than those of the corresponding EQ Portfolios. The higher expense ratios are due primarily to the higher management and administrative fees that AXA Equitable receives from each VIP Portfolio for providing these services to the Portfolios as well as the higher expense limits that will be in effect for the Portfolios. AXA Equitable believes that the higher fees and expense limits for the VIP Portfolios are consistent with AXA Equitable’s higher costs and the greater complexities associated with managing and administering portfolios with multiple sub-advisers, such as the VIP Portfolios.

As an owner of an annuity contract or certificate and/or life insurance policy that participates in one or more of the EQ Portfolios through the investment divisions of separate accounts established by AXA Equitable, MONY Life Insurance Company or MONY Life Insurance Company of America (each, an “Insurance Company”) you are entitled to instruct your Insurance Company how to vote the shares of EQ Trust related to your interest in those accounts as of the close of business on January 31, 2007. The attached Notice of a Special Meeting of Shareholders and Combined Proxy Statement and Prospectus concerning the Meeting describe the matters to be considered at the Meeting.

You are cordially invited to attend the Meeting. Since it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your voting instructions by completing, dating, signing, and returning the enclosed voting instruction card in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the Internet by following the enclosed instructions. Of course, we hope that you will be able to attend the Meeting, and if you wish, you may vote your shares in person, even though you may have already returned a voting instruction card or submitted your voting instructions via telephone or the Internet. Please respond promptly in order to save additional costs of proxy solicitation and in order to make sure you are represented.

Very truly yours,

Steven M. Joenk
Senior Vice President
AXA Financial, Inc.

EQ ADVISORS TRUST

EQ/Small Company Growth Portfolio

EQ/Small Cap Value Portfolio

EQ/Wells Fargo Montgomery Small Cap Portfolios

1290 Avenue of the Americas

New York, New York 10104

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 18, 2007

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the EQ/Small Company Growth Portfolio (“EQ Growth Portfolio”), EQ/Small Cap Value Portfolio (“EQ Value Portfolio”) and EQ/Wells Fargo Montgomery Small Cap Portfolio (“EQ Montgomery Portfolio”) (each, an “EQ Portfolio” and together, the “EQ Portfolios”), each of which is a series of EQ Advisors Trust (“EQ Trust”), will be held on Wednesday, April 18, 2007, at             , Eastern time, at EQ Trust’s offices, located at 1290 Avenue of the Americas, New York, New York 10104, to act on the proposals described below. Owners of variable life insurance policies or variable annuity contracts or certificates (“Contracts”) (“Contractholders”) issued by AXA Equitable Life Insurance Company (“AXA Equitable”), MONY Life Insurance Company or MONY Life Insurance Company of America (each, a “Shareholder”) who have invested in shares of one or more of the EQ Portfolios through the investment divisions of a separate account or accounts of a Shareholder will be asked, as appropriate, to provide that Shareholder with voting instructions on the following proposals:

1.	To approve an Agreement and Plan of Reorganization and Termination between EQ Trust and AXA Premier VIP Trust (“VIP Trust”), which provides for the reorganization of the EQ Growth Portfolio and the EQ Montgomery Portfolio, each a series of EQ Trust, into Multimanager Small Cap Growth Portfolio, a single newly created series of VIP Trust.

2.	To approve an Agreement and Plan of Reorganization and Termination between EQ Trust and VIP Trust, which provides for the reorganization of the EQ Value Portfolio, a series of EQ Trust, into Multimanager Small Cap Value Portfolio, a single newly created series of VIP Trust.

3.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

You should read the Combined Proxy Statement and Prospectus attached to this notice prior to completing your voting instruction card. The record date for determining the number of shares outstanding and the Contractholders entitled to provide voting instructions at the Meeting and any adjournments thereof has been fixed as the close of business on January 31, 2007. If you attend the Meeting, you may give your voting instructions in person.

YOUR VOTE IS IMPORTANT

PLEASE RETURN YOUR VOTING INSTRUCTIONS PROMPTLY

Regardless of whether you plan to attend the Meeting, you should give voting instructions by promptly completing, dating, signing, and returning the enclosed voting instruction card for each Portfolio in which you indirectly own shares in the enclosed postage-paid envelope. You also can provide voting instructions through the Internet or by telephone using the 12-digit control number that appears on the enclosed voting instruction card and following the simple instructions. If you are present at the Meeting, you may change your vote, if desired, at that time. EQ Trust’s Board of Trustees recommends that you provide voting instructions to vote FOR the proposals.

By order of the Board of Trustees,

Patricia Louie
Vice President and Secretary

February     , 2007

New York, New York

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AXA EQUITABLE LIFE INSURANCE COMPANY

MONY LIFE INSURANCE COMPANY

MONY LIFE INSURANCE COMPANY OF AMERICA

INFORMATION STATEMENT

REGARDING A SPECIAL MEETING OF THE SHAREHOLDERS OF

EQ/SMALL COMPANY GROWTH PORTFOLIO, EQ/WELLS FARGO MONTGOMERY SMALL CAP

PORTFOLIO AND EQ/SMALL CAP VALUE PORTFOLIO,

EACH A SERIES OF EQ ADVISORS TRUST,

TO BE HELD ON APRIL 18, 2007

DATED: FEBRUARY     , 2007

GENERAL

This Information Statement is being furnished by AXA Equitable Life Insurance Company (“AXA Equitable”), MONY Life Insurance Company and MONY Life Insurance Company of America (each, an “Insurance Copmany”), each of which is a New York stock life insurance company, to owners of their respective variable life insurance policies or variable annuity contracts or certificates (“Contractholders”) who had net premiums or contributions allocated to the investment divisions of their respective separate accounts (the “Separate Accounts”) that are invested in shares of one or more of the EQ/Small Company Growth Portfolio, EQ/Wells Fargo Montgomery Small Cap Portfolio and EQ/Small Cap Value Portfolio (together, the “EQ Portfolios”), each a separate series (“Portfolio”) of EQ Advisors Trust, a Delaware statutory trust that is registered with the Securities and Exchange Commission as an open-end management investment company (“EQ Trust”), as of January 31, 2007 (the “Record Date”).

Each Insurance Company is required to offer its Contractholders the opportunity to instruct the Insurance Company, as the record owners of all the shares of beneficial interest of the EQ Portfolios (“Shares”) held by its Separate Accounts, as to how it should vote on a reorganization proposal (“Proposal”) to be considered at the Special Meeting of Shareholders of the EQ Portfolios referred to in the preceding Notice and at any adjournments (the “Meeting”). The enclosed Combined Proxy Statement and Prospectus, which you should retain for future reference, sets forth concisely information about the proposed reorganizations of the EQ Portfolios into corresponding series of AXA Premier VIP Trust that a Contractholder should know before completing the enclosed voting instruction card.

Each Insurance Company is a wholly owned subsidiary of AXA Financial, Inc., itself a wholly owned subsidiary of AXA, a French insurance holding company. The principal executive offices of AXA Financial, Inc. and the Insurance Companies are located at 1290 Avenue of the Americas, New York, New York 10104.

This Information Statement and the accompanying voting instruction card are being mailed to Contractholders on or about February 26, 2007.

HOW TO INSTRUCT THE INSURANCE COMPANIES

To instruct an Insurance Company as to how to vote the Shares held in the investment divisions of its Separate Accounts, Contractholders are asked to promptly complete their voting instructions on the enclosed voting instruction card(s); and sign, date and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contractholders also may provide voting instructions by phone at 1-800-            or by Internet at our website at                     .

If a voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the Shares in favor of the applicable Proposal(s).

The number of Shares held in the investment division of a Separate Account corresponding to an EQ Portfolio for which a Contractholder may provide voting instructions was determined as of the Record Date by dividing (i) a Contract’s account value (minus any Contract indebtedness) allocable to that investment division by (ii) the net asset value of one Share of the corresponding EQ Portfolio. At any time prior to an Insurance Company’s voting at the

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Meeting, a Contractholder may revoke his or her voting instruction card with respect to that investment division by written notice, or proper telephone or Internet instructions to the Secretary of EQ Trust or by properly executing a later-dated voting instruction card, properly providing later telephone or Internet instructions, or appearing and voting in person at the Meeting.

HOW INSURANCE COMPANIES WILL VOTE

Each Insurance Company will vote the Shares for which it receives timely voting instructions from Contractholders in accordance with those instructions. Each Insurance Company will vote Shares attributable to Contracts for which it is the Contractholder “FOR” each applicable Proposal. Shares in each investment division of a Separate Account for which an Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the applicable Proposal. Shares in each investment division of a Separate Account for which an Insurance Company receives no timely voting instructions from Contractholders, or that are attributable to amounts retained by the Insurance Company as surplus or seed money, will be voted by the Insurance Company either for or against approval of the Proposals, or as an abstention, in the same proportion as the Shares for which Contractholders (other than the Insurance Company) have provided voting instructions to the Insurance Company.

OTHER MATTERS

The Insurance Companies are not aware of any matters, other than the specified Proposals, to be acted on at the Meeting. If any other matters come before the Meeting, each Insurance Company will vote the Shares upon such matters in its discretion. Voting instruction cards may be solicited by employees of each Insurance Company or its affiliates as well as officers and agents of EQ Trust. The principal solicitation will be by mail but voting instructions may also be solicited by telephone, telegraph, fax, personal interview, the Internet or other permissible means.

If the necessary quorum to transact business is not established or the vote required to approve or reject a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of voting instructions. The persons named as proxies will vote in favor of such adjournment with respect to those Shares for which they have received voting instructions in favor of the Proposal and will vote against any such adjournment those Shares for which they have received voting instructions against the Proposal.

It is important that your Contract be represented. Please promptly mark your voting instructions on the enclosed voting instruction card; then sign, date and mail the voting instruction card in the accompanying postage-paid envelope. You may also provide your voting instructions by telephone at 1-800-            or by Internet at our website at                     .

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COMBINED PROXY STATEMENT AND PROSPECTUS

Dated: February __, 2007

EQ ADVISORS TRUST

EQ/Small Company Growth Portfolio

EQ/Small Cap Value Portfolio

EQ/Wells Fargo Montgomery Small Cap Portfolio

1290 Avenue of the Americas

New York, New York 10104

1-877-222-2144

AXA PREMIER VIP TRUST

Multimanager Small Cap Growth Portfolio

Multimanager Small Cap Value Portfolio

1290 Avenue of the Americas

New York, New York 10104

1-877-222-2144

This Combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) is being furnished to owners of variable life insurance policies and variable annuity contracts or certificates (“Contracts”) (“Contractholders”) issued by AXA Equitable Life Insurance Company (“AXA Equitable”), MONY Life Insurance Company and MONY Life Insurance Company of America (each, an “Insurance Company”) who had net premiums or contributions allocated to the investment divisions of an Insurance Company’s separate accounts (collectively, “Separate Accounts”) that are invested in shares of beneficial interest of one or more of the EQ/Small Company Growth Portfolio (“EQ Growth Portfolio”), EQ/Small Cap Value Portfolio (“EQ Value Portfolio”) and EQ/Wells Fargo Montgomery Small Cap Portfolio (“EQ Montgomery Portfolio”) (each, an “EQ Portfolio”) (“Shares”) of the EQ Advisors Trust (“EQ Trust”), an open-end management investment company, as of January 31, 2007. This Proxy Statement/Prospectus also is being furnished to the Insurance Companies, as the record owners of shares of the EQ Portfolios. Each Insurance Company is sometimes referred to herein as a “Shareholder.”

Contractholders are being provided the opportunity to instruct the Shareholders to approve or disapprove the proposals contained in this Proxy Statement/Prospectus in connection with the solicitation by the Board of Trustees of EQ Trust (“EQ Board”) of proxies to be used at the Special Meeting of Shareholders to be held at EQ Trust’s offices, located at 1290 Avenue of the Americas, New York, New York 10104, on Wednesday, April 18, 2007, at             , Eastern Time, or any adjournment or adjournments thereof (the “Meeting”).

THE SEC HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS OR DETERMINED IF THIS PROXY STATEMENT/PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The proposals described in this Proxy Statement/Prospectus are described below:

Proposals	Shareholders Entitled to Vote on the Proposals

1.      To approve an Agreement and Plan of Reorganization and Termination between EQ Trust and AXA Premier VIP Trust (“VIP Trust”), which provides for the reorganization of the EQ Growth Portfolio and EQ Montgomery Portfolio, each a series of EQ Trust, into Multimanager Small Cap Growth Portfolio (“VIP Growth Portfolio”), a single newly created series of VIP Trust.

Shareholders of the EQ Growth Portfolio and EQ Montgomery Portfolio, voting separately with respect to the Reorganization of their Portfolio.

2.      To approve an Agreement and Plan of Reorganization and Termination between EQ Trust and VIP Trust, which provides for the reorganization of the EQ Value Portfolio, a series of EQ Trust, into Multimanager Small Cap Value Portfolio (“VIP Value Portfolio”), a single newly created series of VIP Trust.

Shareholders of the EQ Value Portfolio.

Each transaction referred to in Proposals 1 and 2 above is referred to herein as a “Reorganization.” Each of the VIP Growth and VIP Value Portfolios is referred to herein as an “Acquiring Portfolio.” Each of the EQ Growth, EQ Montgomery and EQ Value Portfolios is referred to herein an an “Acquired Portfolio.”

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information regarding the proposals that you should know before providing voting instructions. This Proxy Statement/Prospectus is being provided to the Insurance Companies and mailed to Contractholders on or about February 26, 2007. It is expected that each Insurance Company will attend the Meeting in person or by proxy and will vote Shares held by it in accordance with voting instructions received from its Contractholders and in accordance with voting procedures established by EQ Trust.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated by reference into this Proxy Statement/Prospectus:

1.	The Prospectus and Statement of Additional Information, each dated May 1, 2006, as supplemented, of EQ Trust (File Nos. 333-17217 and 811-07953) with respect to the EQ Portfolios;

2.	The Annual Report to Shareholders of EQ Trust with respect to the EQ Portfolios for the fiscal year ended December 31, 2005; and

3.	The Semi-Annual Report to Shareholders of EQ Trust with respect to the EQ Portfolios for the six-month period ended June 30, 2006.

For a free copy of any of the above documents, please call or write EQ Trust or VIP Trust (each, a “Trust” and together, the “Trusts”) at the phone number below or the above address.

Contractholders can find out more about the EQ Portfolios in the Annual and Semi-Annual Reports listed above, which have been furnished to Contractholders. Contractholders may request another copy thereof, without charge, by writing to EQ Trust at the above address or by calling 1-877-222-2144.

Each Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, each Trust must file certain reports and other information with the SEC. You can copy and review information about the Trusts at the SEC’s Public Reference Room in Washington, DC and at certain of the following Regional Offices: Northeast Regional Office, 3 World Financial Center, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about the Trusts are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information from the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, DC 20549 at prescribed rates.

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TABLE OF CONTENTS

SUMMARY	1
The Proposed Reorganizations	1
PROPOSAL 1: APPROVAL OF THE REORGANIZATION AGREEMENT, WHICH PROVIDES FOR THE REORGANIZATION OF THE EQ/SMALL COMPANY GROWTH PORTFOLIO AND THE EQ/WELLS FARGO MONTGOMERY SMALL CAP PORTFOLIO, EACH A SERIES OF EQ TRUST, INTO THE MULTIMANAGER SMALL CAP GROWTH PORTFOLIO, A NEWLY CREATED SERIES OF VIP TRUST.	2
Comparison of Investment Objectives, Policies and Strategies	4
Comparison of Principal Risk Factors	6
Comparative Fee and Expense Tables	9
Example of Portfolio Expenses	11
Comparative Performance Information	12
Capitalization	13
PROPOSAL 2: APPROVAL OF THE REORGANIZATION AGREEMENT, WHICH PROVIDES FOR THE REORGANIZATION OF THE EQ/SMALL CAP VALUE PORTFOLIO, A SERIES OF EQ TRUST, INTO THE MULTIMANAGER SMALL CAP VALUE PORTFOLIO, A NEWLY CREATED SERIES OF VIP TRUST.	14
Comparison of Investment Objectives, Policies and Strategies	16
Comparison of Principal Risk Factors	17
Comparative Fee and Expense Table	21
Example of Portfolio Expenses	22
Comparative Performance Information	23
Capitalization	23
ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS	24
Terms of the Reorganization Agreement	24
Description of the Securities to Be Issued	25
Reasons for the Reorganization	25
Federal Income Tax Consequences of the Reorganizations	28
Rights of Shareholders of the Portfolios	28
ADDITIONAL INFORMATION ABOUT THE ACQUIRING PORTFOLIOS	29
Management of VIP Trust	29
The Trust	29
The Manager	29
Management Fees	30
Expense Limitation Agreement	30
The Sub-advisers	31
Legal Proceedings	34
PORTFOLIO SERVICES	35
Buying and Selling Shares	35
Restrictions on Buying and Selling Shares	35
Selling Restrictions	36
How Portfolio Shares Are Priced	37
Dividends and other Distributions	38
Federal Income Tax Considerations	38
FINANCIAL HIGHLIGHTS	38
VOTING INFORMATION	39
APPENDIX A: Agreement and Plan of Reorganization and Termination	A-1
APPENDIX B: Security Ownership of Certain Beneficial Owners	B-1

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SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Agreement and Plan of Reorganization and Termination (“Reorganization Agreement”), a copy of which is attached hereto as Appendix A.

The Proposed Reorganizations

This Proxy Statement/Prospectus is soliciting Contractholders with amounts invested in one or more of the Acquired Portfolios to approve the Reorganization Agreement, whereby each Acquired Portfolio will be reorganized into a corresponding Acquiring Portfolio.

Each Acquired Portfolio’s Shares are divided into two classes, designated Class IA and Class IB shares (collectively, the “Acquired Portfolio Shares”). Each Acquiring Portfolio’s Shares also are divided into two classes, designated Class A and Class B Shares (the “Acquiring Portfolio Shares”). Each class of Acquiring Portfolio Shares is substantially similar to the corresponding class of Acquired Portfolio Shares.

The Reorganization Agreement provides, with respect to each Reorganization, for:

•	the transfer of all the assets of the Acquired Portfolio to the Acquiring Portfolio in exchange for Acquiring Portfolio Shares having an aggregate value equal to the Acquired Portfolio’s net assets;

•	the Acquiring Portfolio’s assumption of all the liabilities of the Acquired Portfolio;

•	the distribution to the Shareholders (for the benefit of the Separate Accounts and thus the Contractholders) of those Acquiring Portfolio Shares; and

•	the complete termination of the Acquired Portfolio.

The Portfolios have identical distribution procedures, purchase procedures, exchange rights and redemption procedures, which are discussed in “Portfolio Services” below. Each Portfolio offers its shares to the Separate Accounts and certain other eligible investors. Shares of each Portfolio are offered and redeemed at their net asset value without any sales load. You will not incur any sales loads or similar transaction charges as a result of a Reorganization.

Subject to approval of the Contractholders, each Reorganization is expected to be effective upon the close of business on April 27, 2007, or on a later date EQ Trust and VIP Trust agree upon (the “Closing Date”). As a result of each Reorganization, each Contractholder whose Contract values are invested in Shares of one or more of the Acquired Portfolios would become an indirect owner of Shares of the corresponding Acquiring Portfolio. Each such Contractholder indirectly would hold, immediately after the Closing Date, Class A or Class B shares of the applicable Acquiring Portfolio, having an aggregate value equal to the aggregate value of the Class IA or Class IB Acquired Portfolio Shares, as applicable, that Contractholder indirectly held as of the Closing Date. The consummation of any one Reorganization is not contingent on the consummation of any other Reorganization. EQ Trust believes that there will be no adverse tax consequences to the Contractowners as a result of the Reorganizations. Please see “Additional Information about the Reorganizations – Federal Income Tax Consequences of the Reorganizations” below for further information.

The EQ Board has unanimously approved the Reorganization Agreement with respect to each Acquired Portfolio. Accordingly, the EQ Board is submitting the Reorganization Agreement for approval by each Acquired Portfolio’s shareholders. In considering whether to approve a proposal (a “Proposal”), you should review the Proposal for the Acquired Portfolio(s) in which you were an indirect holder on the Record Date (as defined under “Voting Information”). In addition, you should review the information in this Proxy Statement/Prospectus that relates to all of the Proposals and the Reorganization Agreement generally. The EQ Board recommends that you vote “FOR” the Proposals to approve the Reorganization Agreement.

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Proposal 1:	Approval of the Reorganization Agreement, which provides for the Reorganization of the EQ/Small Company Growth Portfolio and the EQ/Wells Fargo Montgomery Small Cap Portfolio, each a series of EQ Trust, into the Multimanager Small Cap Growth Portfolio, a single newly created series of VIP Trust.

This Proposal 1 requests your approval of the Reorganization Agreement, pursuant to which each of the Acquired Portfolios listed below will be reorganized into the newly created Acquiring Portfolio listed below:

Acquired Portfolio	Acquiring Portfolio
EQ/Small Company Growth Portfolio EQ/Wells Fargo Montgomery Small Cap Portfolio	Multimanager Small Cap Growth Portfolio

The consummation of one Reorganization is not contingent on the consummation of the other Reorganization.

In considering whether you should approve this Proposal, you should note that:

•	The Acquiring Portfolio is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus. If shareholders of the EQ Growth Portfolio and EQ Montgomery Portfolio approve each Portfolio’s Reorganization, the Acquiring Portfolio will assume and publish the operating history and performance record of the EQ Growth Portfolio.

•	The VIP Growth Portfolio and the EQ Growth Portfolio have substantially similar investment objectives, policies, strategies and principal risks. Each Portfolio seeks capital appreciation by investing at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-capitalization companies that meet growth investing criteria. Each Portfolio defines small-capitalization companies as those having market capitalizations within the range of companies in the Russell 2000 Growth Index, which currently includes companies with market capitalizations that range from approximately $68 million to $3.0 billion. Each Portfolio also may invest, to a limited extent, in foreign securities. Each Portfolio is subject to equity risk, foreign investing risk, investment style risk, issuer-specific risk, liquidity risk, market risk, portfolio management risk, Securities Risk, small-capitalization risk and sub-adviser selection risk. The EQ Growth Portfolio is also subject to derivatives risk and leveraging risk, while these are not principal risks of investing in the VIP Growth Portfolio. The EQ Growth Portfolio is also subject to convertible securities risk, while this is not a principal risk of investing in the VIP Growth Portfolio. For a detailed description of the investment objectives, policies and principal risks of the VIP Growth Portfolio, please see “Comparison of Investment Objectives, Policies and Strategies” and “Comparison of Principal Risks Factors” below.

•

The VIP Growth Portfolio and the EQ Montgomery Portfolio also have substantially similar investment objectives, policies, strategies and principal risks. Each Portfolio seeks capital appreciation by investing at least 80% of its net assets, plus borrowings for investment purposes, in securities of small-capitalization companies that meet growth investing criteria. Each Portfolio also may invest in foreign securities. However, there are some differences between the Portfolios of which you should be aware. One difference is that the VIP Growth Portfolio defines small-capitalization companies as those having market capitalizations within the range of companies in the Russell 2000 Growth Index, which currently includes companies with market capitalizations that range from approximately $68 million to $3.0 billion, while the EQ Montgomery Portfolio defines such companies as those with market capitalizations of less than $2 billion. Another difference is that the EQ Montgomery Portfolio may invest in foreign securities without limit, while the VIP Growth Portfolio normally may invest up to 20% of its net assets in such securities. In addition, the VIP Growth Portfolio normally invests at least 80% of its net assets in equity securities of small-capitalization companies, while the EQ Montgomery Portfolio has greater flexibility to invest in debt securities of such companies, although it normally does not invest a substantial portion of its assets in such

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securities. Each Portfolio is subject to equity risk, foreign investing risk, investment style risk, issuer-specific risk, liquidity risk, market risk, portfolio management risk, Securities Risk, small-capitalization risk and sub-adviser selection risk. The EQ Montgomery Portfolio is subject to derivatives risk, leveraging risk and portfolio turnover risk, while these generally are not principal risks of investing in the VIP Growth Portfolio. In addition, the VIP Growth Portfolio is subject to multiple sub-adviser risk, while the EQ Montgomery Portfolio is not. For a detailed description of the investment objectives, policies and principal risks of the VIP Growth Portfolio, please see “Comparison of Investment Objectives, Policies and Strategies” and “Comparison of Principal Risks Factors” below.

•	AXA Equitable (the “Manager”) serves as the investment manager and administrator for the Acquired Portfolios and also will serve as the investment manager and administrator for the Acquiring Portfolio. AXA Equitable has received an exemptive order from the SEC that generally permits AXA Equitable and each Trust’s Board of Trustees (“Board of Trustees” or “Board”) to appoint, dismiss and replace a Portfolio’s Sub-adviser and to amend the advisory agreements between AXA Equitable and the Sub-advisers without obtaining shareholder approval. The Sub-advisers for the EQ Growth Portfolio (Bear Stearns Asset Management Inc., Eagle Asset Management, Inc. and Wells Capital Management Inc.) and EQ Montgomery Portfolio (Wells Capital Management Inc.) also will serve as Sub-advisers for the Acquiring Portfolio. AXA Equitable will allocate the assets of the Acquiring Portfolio among its three Sub-advisers. For a detailed description of the Manager and Sub-advisers, please see “Additional Information about the Acquiring Portfolios – The Manager” and “— The Sub-advisers” below.

•	Class IA shareholders of each Acquired Portfolio will receive Class A shares of the Acquiring Portfolio in connection with the Reorganizations. Class IB shareholders of each Acquired Portfolio will receive Class B shares of the Acquiring Portfolio in connection with the Reorganizations. Shareholders will not pay any sales charges in connection with the Reorganizations. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Acquiring Portfolios” sections below for more information.

•	It is estimated that the annual operating expense ratios for the Class A and Class B shares of the Acquiring Portfolio, immediately following each Reorganization, will be higher than those of the Class IA and Class IB shares of each Acquired Portfolio, respectively, for the six month period ended June 30, 2006 (annualized), before and after taking into account expense limitation arrangements that are in effect for each of the Portfolios. The expense limitation arrangement for the Acquiring Portfolio will be in effect until April 30, 2008 and will be considered for renewal by VIP Trust’s Board of Trustees (“VIP Board”) and AXA Equitable annually thereafter. The higher expense ratios are due primarily to the higher management and administrative fees that the Manager receives from the VIP Growth Portfolio for providing management and administrative services to that Portfolio as well as the higher expense limits in effect for that Portfolio. The higher maximum management and administrative fees and the higher expense limitation arrangements for the VIP Growth Portfolio are generally due to the higher costs and greater complexities associated with managing and administering portfolios with multiple sub-advisers, such as the VIP Growth Portfolio. While the EQ Growth Portfolio converted to a multi-adviser structure effective December 11, 2006, its management fee and expense limitation arrangements were not modified at that time in anticipation of the Reorganization. For a more detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Portfolios” below.

•	The maximum management fee for the VIP Growth Portfolio is higher than that of each Acquired Portfolio. The maximum management fee paid by the VIP Growth Portfolio to AXA Equitable is equal to an annual rate of 1.05% of the Portfolio’s average daily net assets, while the maximum management fee for the EQ Growth Portfolio and EQ Montgomery Portfolio is equal to an annual rate of 1.00% and 0.85%, respectively, of the relevant Portfolio’s average daily net assets. For a more detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Portfolios” below.

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•	The administrative fee schedule for the VIP Growth Portfolio is higher than the administrative fee for the EQ Montgomery Portfolio. The administration fee paid by the VIP Growth Portfolio to AXA Equitable is equal to its proportionate share of VIP Trust’s administration fee, which is equal to an annual rate of 0.150% of the first $15 billion of total VIP Trust average daily net assets, 0.140% of the next $15 billion and 0.125% thereafter, plus $35,000 and an additional $35,000 for each portion of the VIP Growth Portfolio for which separate administrative services are provided (e.g., portions of a portfolio allocated to separate Sub-advisers and/or managed in a discrete style). Effective on or about December 11, 2006, the Board approved an increase in the administrative fee for the EQ Growth Portfolio in connection with the conversion of that Portfolio into a multi-adviser portfolio. The current administrative fee rate for the EQ Growth Portfolio is 0.15% of the Portfolio’s average daily net assets, plus $35,000 and an additional $35,000 for each portion of the Portfolio for which separate administrative services are provided. However, in anticipation of the proposed Reorganization, the Portfolio’s expense limitation arrangements were not modified at that time. The EQ Montgomery Portfolio pays an administrative fee to AXA Equitable that is equal to $30,000 per year, plus the Portfolio’s proportionate share of EQ Trust’s administrative fee, which is equal to an annual rate of 0.12% of the first $3 billion of total EQ Trust average daily net assets (exclusive of certain portfolios), 0.11% of the next $3 billion, 0.105% of the next $4 billion, 0.10% of the next $20 billion and 0.0975% thereafter. For a more detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Portfolios” below.

•	Following the Reorganizations, the combined Portfolio will be managed in accordance with the investment objective, policies and strategies of the VIP Growth Portfolio. It is not expected that the VIP Growth Portfolio will revise any of its investment policies following the Reorganizations to reflect those of the EQ Growth or EQ Montgomery Portfolios. AXA Equitable has reviewed the VIP Growth Portfolio’s investment objective and policies and determined that they are substantially similar to the EQ Growth and EQ Montgomery Portfolios’ investment objectives and policies. Thus, AXA Equitable believes that, if the Reorganizations are approved, a substantial portion of the EQ Growth and EQ Montgomery Portfolios’ holdings could be transferred to and held by the VIP Growth Portfolio. However, it is expected that some of those holdings may not remain at the time of the Reorganizations due to normal portfolio turnover. It is also expected that, if the Reorganizations are approved, the EQ Growth and EQ Montgomery Portfolios’ holdings that are not compatible with the VIP Growth Portfolio’s investment objective and policies will be liquidated in an orderly manner in connection with the Reorganizations, and the proceeds of these sales held in temporary investments or reinvested in assets that are consistent with that investment objective and policies. The portion of the EQ Growth and EQ Montgomery Portfolios’ assets that will be liquidated in connection with the Reorganizations will depend on market conditions and on the assessment by the VIP Growth Portfolio’s Sub-advisers of the compatibility of those holdings with the VIP Growth Portfolio’s portfolio composition and investment objective and policies at the time of the Reorganizations. The need for a Portfolio to sell investments in connection with the Reorganizations may result in its selling securities at a disadvantageous time and price and could result in its realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred.

•	AXA Equitable will bear the costs associated with the Reorganizations, including the costs associated with obtaining shareholder approval of the Reorganizations, but excluding brokerage and similar expenses associated with restructuring the Portfolios in connection with the Reorganizations. Please see “Additional Information about the Reorganizations” below for more information.

Comparison of Investment Objectives, Policies and Strategies

The Portfolios have substantially similar investment objectives, policies and strategies, although there are some differences of which you should be aware. The principal investment objectives, policies and strategies of each Portfolio are described below. The Board of Trustees of each Trust (“Board of Trustees” or “Board”) may change the investment objective of its Portfolios without a vote of a Portfolio’s shareholders. As described more fully below, the Acquiring Portfolio, like the Acquired Portfolios, has a policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in a particular type of investment suggested by its name. For each Portfolio, that policy generally may not be changed without providing at least sixty days’ written notice to the Portfolio’s shareholders.

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The principal risks of investing in the Portfolios are substantially similar. For information concerning the risks associated with investments in the Portfolios, see “Comparison of Principal Risk Factors” below.

Acquiring Portfolio	Acquired Portfolios
Multimanager Small Cap Growth Portfolio	EQ Growth Portfolio	EQ Montgomery Portfolio

Investment Objective Long-term growth of capital.	Seeks to achieve capital appreciation.	Seeks long-term capital appreciation.

Principal Investment Strategies

Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small-capitalization companies. Small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Growth Index, which currently includes companies with market capitalizations that range from approximately $68 million to $3.0 billion.

	Same.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in small-capitalization securities. Small-capitalization companies are generally companies with market capitalization of less than $2 billion.

The Portfolio intends to invest in common stocks, but it may also invest in other securities the Sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock.	Same.	Same.

The Portfolio may invest, to a limited extent, in foreign securities, including depositary receipts of foreign based companies and companies based in developing countries.	The Portfolio may invest, to a limited extent, in foreign securities, including depositary receipts of foreign based companies and companies based in developing countries.	The Portfolio may invest in foreign securities, including depositary receipts of foreign based companies and companies based in developing countries.

The Portfolio may invest, to a limited extent, in illiquid securities.	Same.	Same.

The Sub-advisers utilize an aggressive, growth-oriented investment style that emphasizes companies that are either in or entering into the growth phase of their business cycle.	The Sub-adviser utilizes a similar growth investing style that employs a systematic approach by which it screens equity securities of U.S. small-capitalization companies with low price-to-sales ratios, increasing earnings and strong price appreciation.	The Sub-adviser utilizes a similar growth investing style focuses on identifying and investing in rapidly growing small-capitalization companies that are in an early or transitional stage of their development, before their potential is discovered by the market.

For temporary defensive purposes, the Portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the Portfolio is invested in these instruments, the Portfolio will not be pursuing its investment goal.	Same.	Same.

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Comparison of Principal Risk Factors

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio’s Shares may be affected by its investment objective, principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are noted below. However, other factors may also affect each Portfolio’s net asset value. There is no guarantee that a Portfolio will achieve its investment objective or that it will not lose principal value.

The principal risks of an investment in each Portfolio are substantially similar and are shown in the table below. Detailed descriptions of these and other risks follow the table

Risks	VIP Growth Portfolio	EQ Growth Portfolio	EQ Montgomery Portfolio
Convertible Securities Risk		X

Derivatives Risk		X	X

Equity Risk	X	X	X

Foreign Investing and Emerging Markets Risk	X	X	X

Investment Style Risk (also known as Growth Investing Risk)	X	X	X

Issuer-Specific Risk	X	X	X

Liquidity Risk	X	X	X

Leveraging Risk		X	X

Market Risk	X	X	X

Multiple Sub-Adviser Risk	X	X	X

Portfolio Management Risk	X	X	X

Portfolio Turnover Risk			X

Securities Risk	X	X	X

Small-Capitalization Risk	X	X	X

Sub-Adviser Selection Risk	X	X	X

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Convertible Securities Risk. Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable the holder to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. A Sub-adviser will consider such event in its determination of whether a Portfolio it advises should continue to hold the securities.

Derivatives Risk. Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. A Portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a Portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, reference rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that a Portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Portfolio uses a derivative security for purposes other than as a hedge, that Portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Futures and Options Risk: To the extent a Portfolio uses futures and options, it is exposed to additional volatility and potential losses.

Equity Risk. Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

Foreign Investing and Emerging Markets Risk. The value of the Portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

Investment Style Risk. The Sub-advisers primarily use a particular style or set of styles – in this case “growth” style – to select investments for the Portfolio. Those styles may be out of favor or may not produce the best results over shorter or longer time periods. They may also increase the volatility of the Portfolio’s share price. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The Portfolio could lose all of its investment in a company’s securities.

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Leverage Risk. The risk associated with securities or practices (e.g. borrowing) that multiply small price movements into large changes in value.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a Portfolio.

Market Risk. The risk that the value of a security will move up and down, sometimes rapidly and unpredictably, based upon overall economic conditions and other factors.

Multiple Sub-Adviser Risk. The Portfolio employs multiple Sub-advisers. Each Sub-adviser independently chooses and maintains a portfolio of securities for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio’s assets. Because each Sub-adviser will be managing its allocated portion of the Portfolio independently from the other Sub-adviser(s), the same security may be held in different portions of a Portfolio, or may be acquired for one portion of a Portfolio at a time when a Sub-adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Sub-adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other Sub-adviser(s) believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-advisers, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-adviser were managing the entire Portfolio.

Portfolio Management Risk. The risk that the strategies used by a Portfolio’s Sub-advisers and their securities selections fail to produce the intended result.

Portfolio Turnover Risk. High portfolio turnover may result in increased transaction costs to a Portfolio, which would reduce investment returns.

Securities Risk. The risk that the value of a security may move up and down, sometimes rapidly and unpredictably, based upon changes in a company’s financial condition as well as overall market and economic conditions.

Small-Capitalization Risk. Risk is greater for the common stocks of small-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small-capitalization companies also may trade less frequently and in smaller volume than securities of larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price.

Sub-Adviser Selection Risk. The risk that AXA Equitable’s process for selecting or replacing a Sub-adviser and its decision to select or replace a Sub-adviser does not produce the intended result.

The following is a list of additional risks to which a Portfolio may be subject by investing in various types of securities or engaging in various practices.

Credit Quality Risk. The actual or perceived reduction in the creditworthiness of debt issuers generally will have adverse effects on the values of their debt securities. It is possible that the issuer of a security will not be able to make interest and principal payments when due. Discontinuation of these payments could substantially adversely affect the price of the bond. Lower rated bonds involve greater risks of default or downgrade and are more volatile than investment-grade securities. Lower rated bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes to an issuer’s creditworthiness. In addition, issuers of lower rated bonds may be more susceptible than other issuers to economic downturns. Lower rated bonds are especially subject to the risk that the issuer may not be able to pay interest and ultimately repay principal upon maturity.

Currency Risk. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a Portfolio’s asset and income.

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Illiquid and Restricted Securities Risk. Illiquid securities are securities that a Portfolio cannot sell on an open market. This means that a Portfolio might not be able to sell an illiquid security when it desires and that it might be difficult to value such a security. Restricted securities are securities that are subject to contractual restrictions on resale. Such a restriction could limit a security’s liquidity.

Initial Public Offering (“IPO”) Risk. A Portfolio that purchases securities issued in an IPO is subject to the risk that the value of the securities may rise or fall more rapidly than other investments. Prior to an IPO, there is generally no public market for an issuer’s common stock. There can be no assurance that an active trading market will develop or be sustained following the IPO, therefore, the market price for the securities may be subject to significant fluctuations and a Portfolio may be affected by such fluctuations. In addition, securities issued in an IPO are often issued by a company that may be in the early stages of development with a history of little or no revenues and such company may operate at a loss following the offering. A Portfolio’s ability to obtain shares of an IPO security may be substantially limited in the event of high demand for the securities and there is no guarantee that the Portfolio will receive an allocation of shares. To the extent a Portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Portfolios with small asset bases. There is no guarantee that as those Portfolios’ assets grow they will continue to experience substantially similar performance by investing in IPOs.

Information Risk. The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities.

Lending Risk. Each Portfolio may lend portfolio securities with a value of up to 33 1/3% of a Portfolio’s total assets, including collateral received for securities lent. If a Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price. In addition, as with other extensions of secured credit, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

Opportunity Risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments.

Political Risk. The risk of losses directly attributable to government or political actions.

Repurchase Agreements Risk. A Portfolio may enter into repurchase agreements under which it purchases a security that a seller has agreed to repurchase from the Portfolio at a later date at the same price plus interest. If a seller defaults and the security declines in value, the Portfolio might incur a loss. If the seller declares bankruptcy, a Portfolio may not be able to sell the security at the desired time.

Short Sale Risk. A “short sale” is the sale by a Portfolio of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss.

Valuation Risk. The risk that a Portfolio has valued certain securities at a higher price than it can sell them for.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of each class of Shares of each Acquired Portfolio and the estimated pro forma fees and expenses of each class of Shares of the Acquiring Portfolio after giving effect to the proposed Reorganizations. Fees and expenses for each Acquired Portfolio are based on those incurred by each class of its Shares for the six months ended June 30, 2006 (annualized), as adjusted to reflect the current fees for each Portfolio. The Acquiring Portfolio is newly organized and has not had any operations of its own to date. The pro forma fees and expenses of the Acquiring Portfolio Shares assume that the Reorganizations had been in effect for the last year ended on that date. The tables do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses.

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There are no fees or charges to buy or sell shares of the Portfolios, reinvest dividends or exchange in to other portfolios.

Annual Operating Expenses

(expenses that are deducted from fund assets)

	EQ Growth Portfolio		Pro Forma VIP Growth Portfolio (assuming only the Reorganization with the EQ Growth Portfolio is approved)
	Class IA	Class IB	Class A	Class B
Management Fee	1.00%	1.00%	1.05%	1.05%
Distribution and/or Service Fees (12b-1 fees)†	None	0.25%	None	0.25%
Other Expenses[1]	0.15%	0.15%	0.24%	0.24%
Total Annual Fund Operating Expenses	1.15%	1.40%	1.29%	1.54%
Less Fee Waiver/Expense Reimbursement[2]	(0.10%)	(0.10%)	0.00%	0.00%
Net Total Annual Fund Operating Expenses	1.05%	1.30%	1.29%	1.54%

	EQ Montgomery Portfolio		Pro Forma VIP Growth Portfolio (assuming only the Reorganization with the EQ Montgomery Portfolio is approved)
	Class IA	Class IB	Class A	Class B
Management Fee	0.85%	0.85%	1.05%	1.05%
Distribution and/or Service Fees (12b-1 fees)†	None	0.25%	None	0.25%
Other Expenses[1]	0.50%	0.50%	0.90%	0.90%
Total Annual Fund Operating Expenses	1.35%	1.60%	1.95%	2.20%
Less Fee Waiver/Expense Reimbursement[2]	(0.30%)	(0.30%)	(0.65)%	(0.65)%
Net Total Annual Fund Operating Expenses	1.05%	1.30%	1.30%	1.55%

	Pro Forma VIP Growth Portfolio (assuming both Reorganizations are approved)
	Class A	Class B
Management Fee	1.05%	1.05%
Distribution and/or Service Fees (12b-1 fees)†	None	0.25%
Other Expenses	0.23%	0.23%
Total Annual Fund Operating Expenses	1.28%	1.53%
Less Fee Waiver/Expense Reimbursement[2]	0.00%	0.00%
Net Total Annual Fund Operating Expenses	1.28%	1.53%

†	The maximum distribution and/or service (12b-1) fee for the Portfolio’s Class B or IB shares is 0.50% of the average daily net assets attributable to the Portfolio’s Class B or IB shares. Under an arrangement approved by the Trust’s Board of Trustees, the distribution and/or service (12b-1) fee currently is limited to 0.25% of the average daily net assets attributable to the Portfolio’s Class B or IB shares. This arrangement will be in effect at least until April 30, 2008.
(1)	The “Other Expenses” of the EQ Growth Portfolio and EQ Montgomery Portfolio are based on the Portfolio’s operating expenses for the six-months ended June 30, 2006 (annualized) and are adjusted to reflect current fees.

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(2)	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of each of the EQ Growth Portfolio, EQ Montgomery Portfolio and VIP Growth Portfolio through April 30, 2008 (unless the Board of Trustees of the relevant Trust consents to an earlier revision or termination of the arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the relevant Portfolio (exclusive of taxes, interest, brokerage commissions, fees and expenses of underlying portfolios in which the Portfolios invest, capitalized expenses and extraordinary expenses) do not exceed the relevant amounts shown above under Net Annual Portfolio Operating Expenses or, with respect to the VIP Growth Portfolio, 1.30% for Class A Shares and 1.55% for Class B Shares. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the relevant Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2008.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other investment options. The example assumes that:

•	You invest $10,000 in a Portfolio for the time periods indicated;
•	Your investment has a 5% return each year;
•	The Portfolio’s operating expenses remain the same; and
•	The expense limitation currently in effect is not renewed.

This example should not be considered a representation of past or future expenses of the Portfolios. Actual expenses may be higher or lower than those shown. The costs in the example would be the same whether or not you redeemed all of your shares at the end of these periods. The example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	EQ Growth Portfolio		Pro Forma VIP Growth Portfolio (assuming only the Reorganization with the EQ Growth Portfolio is approved)
	Class IA	Class IB	Class A	Class B
1 Year	$107	$132	$131	$157
3 Years	$355	$433	$409	$486
5 Years	$623	$756	$708	$839
10 Years	$1,389	$1,671	$1,556	$1,834

	EQ Montgomery Portfolio		Pro Forma VIP Growth Portfolio (assuming only the Reorganization with the EQ Montgomery Portfolio is approved)
	Class IA	Class IB	Class A	Class B
1 Year	$107	$132	$132	$158
3 Years	$398	$476	$549	$626
5 Years	$711	$843	$992	$1,120
10 Years	$1,598	$1,875	$2,222	$2,483

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	Pro Forma VIP Growth Portfolio (assuming both Reorganizations are approved)
	Class A	Class B
1 Year	$130	$156
3 Years	$406	$483
5 Years	$702	$834
10 Years	$1,545	$1,824

Comparative Performance Information

The Acquiring Portfolio is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus. After the Reorganizations, which are subject to shareholder approval, the Acquiring Portfolio, as the successor to the EQ Growth Portfolio, will assume and publish the operating history and performance record of the Class IA and Class IB Shares of the EQ Growth Portfolio.

The bar charts below illustrate each Acquired Portfolio’s annual total returns for the calendar years indicated and give some indication of the risks of an investment in each Portfolio by showing yearly changes in the performance of the Portfolio. The tables below show each Portfolio’s average annual total returns for the periods shown through December 31, 2006 and compare the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance. This may be particularly true for the EQ Growth Portfolio because it was managed by a single Sub-adviser prior to December 11, 2006.

Both the bar charts and the tables assume reinvestment of dividends and other distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

EQ Growth Portfolio – Calendar Year Total Returns (Class IB)

55.68%	1.90%	-3.80%	-24.02%	23.08%	12.50%	7.55%	%
1999	2000	2001	2002	2003	2004	2005	2006

Best Quarter (% and time period)				Worst Quarter (% and time period)
% ( Quarter)				% ( Quarter)

EQ Montgomery Portfolio – Calendar Year Total Returns (Class IB)

5.92%	%
2005	2006

Best Quarter (% and time period)	Worst Quarter (% and time period)
% ( Quarter)	% ( Quarter)

EQ Growth Portfolio – Average Annual Total Returns (For the periods ended December 31, 2006)

	One Year	Five Years	Since Inception (12/1/1998)
EQ Growth Portfolio – Class IA*	%	%	%
EQ Growth Portfolio – Class IB	%	%	%
Russell 2000 Growth Index†	%	%	%

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EQ Montgomery Portfolio – Average Annual Total Returns (For the periods ended December 31, 2006)

	One Year	Five Years	Ten Years
EQ Montgomery Portfolio – Class IA	%	%	%
EQ Montgomery Portfolio – Class IB	%	%	%
Russell 2000 Growth Index†	%	%	%

*	Class IA Shares of the EQ Growth Portfolio have not commenced operations. Performance information shown is the performance of Class IB Shares, which reflects the effect of Rule 12b-1 fees paid by those Shares. Class IA Shares do not pay any Rule 12b-1 fees.
†	The Russell 2000® Growth Index is an unmanaged index of common stocks that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Capitalization

The following table shows the capitalization of each Acquired Portfolio as of June 30, 2006 and the Acquiring Portfolio on a pro forma combined basis as of that date after giving effect to the proposed Reorganizations. The Acquiring Portfolio is newly organized and did not have any operations of its own as of the date of this Proxy Statement/Prospectus.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
EQ Growth Portfolio – Class IA	$0	$0	0

Pro forma VIP Growth Portfolio – Class A (assuming only the Reorganization with the EQ Growth Portfolio is approved)	$0	$0	0

Adjustments*	$0	—	3,869

Pro forma VIP Growth Portfolio – Class A (assuming both Reorganizations are approved)	$0.1	$9.29	14,549

EQ Growth Portfolio – Class IB	$278.6	$9.29	30,002,383

Pro forma VIP Growth Portfolio – Class B (assuming only the Reorganization with the EQ Growth Portfolio is approved)	$278.6	$9.29	30,002,383

Adjustments*	$0	—	1,401,492

Pro forma VIP Growth Portfolio – Class B (assuming both Reorganizations are approved)	$328.3	$9.29	35,349,014

EQ Montgomery Portfolio – Class IA	$0.1	$12.65	10,680

Pro forma VIP Growth Portfolio – Class A (assuming only the Reorganization with the EQ Montgomery Portfolio is approved)	$0.1	$12.65	10,680

Adjustments*	$0	—	3,869

Pro forma VIP Growth Portfolio – Class A (assuming both Reorganizations are approved)	$0.1	$9.29	14,549

EQ Montgomery Portfolio – Class IB	$49.7	$12.60	3,945,139

Pro forma VIP Growth Portfolio – Class B (assuming only the Reorganization with the EQ Montgomery Portfolio is approved)	$49.7	$12.60	3,945,139

Adjustments*	$0	—	1,401,492

Pro forma VIP Growth Portfolio – Class B (assuming both Reorganizations are approved)	$328.3	9.29	35,349,014

*	AXA Equitable will bear the expenses of the Reorganizations as described in “Terms of the Reorganization Agreement” below.

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After careful consideration, the EQ Board unanimously approved the proposed Reorganization Agreement with respect to the EQ Growth Portfolio and EQ Montgomery Portfolio. Accordingly, the EQ Board has submitted the Reorganization Agreement for approval by these Portfolios’ Contractholders. The EQ Board recommends that you vote “FOR” Proposal 1.

*            *            *            *             *

Proposal 2:	Approval of the Reorganization Agreement, which provides for the Reorganization of the EQ/Small Cap Value Portfolio, a series of EQ Trust, into the Multimanager Small Cap Value Portfolio, a newly created series of VIP Trust.

This Proposal 2 requests your approval of the Reorganization Agreement, pursuant to which the Acquired Portfolio listed below will be reorganized into the Acquiring Portfolio listed below:

Acquired Portfolio	Acquiring Portfolio

EQ/Small Cap Value Portfolio	Multimanager Small Cap Value Portfolio

In considering whether you should approve this proposal, you should note that:

•	The Acquiring Portfolio is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus. If shareholders of the EQ Value Portfolio approve its Reorganization, the Acquiring Portfolio will assume and publish the operating history and performance record of that Portfolio.

•	The VIP Value Portfolio and the EQ Value Portfolio have substantially similar investment objectives, policies, strategies and principal risks. Each Portfolio seeks capital appreciation by investing at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-capitalization companies that meet value investing criteria. Each Portfolio also may invest, to a limited extent, in foreign securities. However, there are some differences of which you should be aware. One difference is that the VIP Value Portfolio defines small-capitalization companies as those having market capitalizations within the range of companies in the Russell 2000 Value Index, which currently includes companies with market capitalizations that range from approximately $92 million to $3.0 billion, while the EQ Value Portfolio defines such companies as those having market capitalizations within the range of companies in the Russell 2000 Value Index or the Russell 2500 Index, which together currently include companies with market capitalizations that range from approximately $68 to $8.2 billion. Another difference is that the EQ Value Portfolio is non-diversified under the 1940 Act, which means that it may invest its assets in a relatively few number of issuers, while the VIP Value Portfolio is diversified. Each Portfolio is subject to equity risk, foreign investing risk, investment style risk, issuer-specific risk, liquidity risk, market risk, multiple sub-adviser risk, portfolio management risk, Securities Risk, small-capitalization risk and sub-adviser selection risk. The EQ Value Portfolio is also subject to convertible securities risk, derivatives risk, focused portfolio risk, mid-capitalization risk and non-diversification risk, while these are not principal risks of investing in the VIP Value Portfolio. AXA Equitable does not believe that these differences are significant given that each Portfolio currently is managed by the same Sub-advisers using the same strategies that AXA Equitable expects to be used after the Reorganization. For a detailed description of the investment objectives, policies and principal risks of the VIP Growth Portfolio, please see “Comparison of Investment Objectives, Policies and Strategies” and “Comparison of Principal Risks Factors” below.

•

AXA Equitable (the “Manager”) serves as the investment manager and administrator for the EQ Value Portfolio and also will serve as the investment manager and administrator for the VIP Value Portfolio. AXA Equitable has received an exemptive order from the SEC that generally permits AXA Equitable and

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each Trust’s Board of Trustees to appoint, dismiss and replace a Portfolio’s Sub-adviser and to amend the advisory agreements between AXA Equitable and the Sub-advisers without obtaining shareholder approval. The Sub-advisers for the EQ Value Portfolio (Franklin Advisory Services, LLC and Lazard Asset Management LLC) also will serve as Sub-advisers for the VIP Value Portfolio. AXA Equitable will allocate the assets of the VIP Value Portfolio among its two Sub-advisers. For a detailed description of the Manager and Sub-advisers, please see “Additional Information about the Acquiring Portfolios – The Manager” and “— The Sub-advisers” below.

•	Class IA shareholders of the Acquired Portfolio will receive Class A shares of the Acquiring Portfolio in connection with the Reorganization. Class IB shareholders of the Acquired Portfolio will receive Class B shares of the Acquiring Portfolio in connection with the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Acquiring Portfolios” sections below for more information.

•	It is estimated that the annual operating expense ratios for the Class A and Class B shares of the Acquiring Portfolio, immediately following the Reorganization, will be higher than those of the Class IA and Class IB shares of the Acquired Portfolio, respectively, for the six month period ended June 30, 2006 (annualized), before and after taking into account expense limitation arrangements that are in effect for each of the Portfolios. The expense limitation arrangement for the Acquiring Portfolio will be in effect until April 30, 2008 and will be considered for renewal by the VIP Board and AXA Equitable annually thereafter. The higher expense ratios are due primarily to the higher management and administrative fees that the Manager receives from the VIP Value Portfolio for providing management and administrative services to that Portfolio as well as the higher expense limits in effect for that Portfolio. The higher maximum management and administrative fees and the higher expense limitation arrangements for the VIP Value Portfolio are generally due to the higher costs and greater complexities associated with managing and administering portfolios with multiple sub-advisers, such as the VIP Value Portfolio. While the EQ Value Portfolio converted to a multi-adviser structure effective September 15, 2006, its management fee and expense limitation arrangements were not modified at that time in anticipation of the Reorganization. For a more detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Portfolios” below.

•	The maximum management fee for the VIP Value Portfolio is higher than that of the EQ Value Portfolio. The maximum management fee paid by the VIP Value Portfolio to AXA Equitable is equal to an annual rate of 1.05% of the Portfolio’s average daily net assets, while the maximum management fee for the EQ Value Portfolio is equal to an annual rate of 0.75% of the Portfolio’s average daily net assets. For a more detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Portfolios” below.

•	The administrative fee rate for the EQ Value Portfolio is the same as that of the VIP Value Portfolio, except that the Acquiring Portfolio’s administrative fee rate includes breakpoints as the assets of VIP Trust increase. The administration fee paid by the VIP Value Portfolio to AXA Equitable is equal to its proportionate share of VIP Trust’s administration fee, which is equal to an annual rate of 0.150% of the first $15 billion of total VIP Trust average daily net assets, 0.140% of the next $15 billion of total VIP Trust average daily net assets and 0.125% of total VIP Trust average daily net assets in excess of $30 billion, plus $35,000 and an additional $35,000 for each portion of the Portfolio for which separate administrative services are provided (e.g., portions of a portfolio allocated to separate Sub-advisers and/or managed in a discrete style). Effective September 15, 2006, the administrative fee for the EQ Value Portfolio was increased to reflect the Portfolio’s conversion to a multi-adviser portfolio; however, the expense limitation arrangements were not modified at that time in anticipation of the Reorganization. The EQ Value Portfolio’s administrative fee is equal to an annual rate of 0.15% of the Portfolio’s total average daily net assets, plus $35,000 and an additional $35,000 for each portion of the Portfolio for which separate administrative services are provided. For a more detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Portfolios” below.

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•	Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies and strategies of the VIP Value Portfolio. It is not expected that the VIP Value Portfolio will revise any of its investment policies following the Reorganization to reflect those of the EQ Value Portfolio. AXA Equitable has reviewed the VIP Value Portfolio’s investment objective and policies and determined that they are substantially similar to the EQ Value Portfolio’s investment objectives and policies. Thus, AXA Equitable believes that, if the Reorganization is approved, a substantial portion of the EQ Value Portfolio’s holdings could be transferred to and held by the VIP Value Portfolio. However, it is expected that some of those holdings may not remain at the time of the Reorganization due to normal portfolio turnover. It is also expected that, if the Reorganization is approved, the EQ Value Portfolio’s holdings that are not compatible with the VIP Value Portfolio’s investment objective and policies will be liquidated in an orderly manner in connection with the Reorganization, and the proceeds of these sales held in temporary investments or reinvested in assets that are consistent with that investment objective and policies. The portion of the EQ Value Portfolio’s assets that will be liquidated in connection with the Reorganization will depend on market conditions and on the assessment by the VIP Value Portfolio’s Sub-advisers of the compatibility of those holdings with the VIP Value Portfolio’s portfolio composition and investment objective and policies at the time of the Reorganization. The need for a Portfolio to sell investments in connection with the Reorganization may result in its selling securities at a disadvantageous time and price and could result in its realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred.

•	AXA Equitable will bear the costs associated with the Reorganization, including the costs associated with obtaining shareholder approval of the Reorganization, but excluding brokerage and similar expenses associated with restructuring the Portfolios in connection with the Reorganization. Please see “Additional Information about the Reorganizations” below for more information.

Comparison of Investment Objectives, Policies and Strategies

The Portfolios have substantially similar investment objectives, policies and strategies. The investment objectives, policies and strategies of each Portfolio are described below. Each Trust’s Board may change the investment objective of its Portfolio without a vote of the Portfolio’s shareholders. As described more fully below, the Acquiring Portfolio, like the Acquired Portfolio, has a policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in a particular type of investment suggested by its name. For each Portfolio, that policy generally may not be changed without providing at least sixty days’ written notice to the Portfolio’s shareholders.

The principal risks of investing in the Portfolios are substantially similar. For information concerning the risks associated with investments in the Portfolios, see “Comparison of Principal Risk Factors” below.

VIP Value Portfolio	EQ Value Portfolio
Investment Objective
Long-term growth of capital.	Seeks capital appreciation.

Principal Investment Strategies

Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small-capitalization companies. Small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Value Index.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of United States companies with small market capitalizations that the Adviser believes are inexpensively priced relative to the return on total capital or equity. Small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Index or Russell 2500 Index.

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VIP Value Portfolio	EQ Value Portfolio

The Portfolio intends to invest in common stocks, but it may also invest in other securities the Sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock.	Same.

The Portfolio may invest, to a limited extent, in foreign securities, including depositary receipts of foreign based companies and including companies based in developing countries.	Same.

The Portfolio is a diversified portfolio under the 1940 Act.	The Portfolio is a non-diversified portfolio under the 1940 Act, which means that it may invest in the securities of a limited number of issuers.

The Portfolio may invest, to a limited extent, in illiquid securities.	Same.

The Sub-advisers utilize a value-oriented investment style that empathizes companies deemed to be currently under-priced according to certain financial measurements, which may include price-to-earnings and price-to-book ratios and dividend income potential.	Same.

For temporary defensive purposes, the Portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the Portfolio is invested in these instruments, the Portfolio will not be pursuing its investment goal.	Same.

Comparison of Principal Risk Factors

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio’s Shares may be affected by its investment objective, principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio’s net asset value. There is no guarantee that a Portfolio will achieve its investment objective or that it will not lose principal value.

The principal risks of an investment in each Portfolio are substantially similar shown in the table below. Detailed descriptions of these and other risks follow the table.

Risks	VIP Value Portfolio	EQ Value Portfolio
Convertible Securities Risk		X

Derivatives Risk		X

Equity Risk	X	X

Focused Portfolio Risk		X

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Risks	VIP Value Portfolio	EQ Value Portfolio
Foreign Investing and Emerging Markets Risk	X	X

Investment Style Risk (also known as Value Investing Risk)	X	X

Issuer-Specific Risk	X	X

Liquidity Risk	X	X

Market Risk	X	X

Mid-Capitalization Risk		X

Multiple Sub-adviser Risk	X	X

Non-Diversification Risk		X

Portfolio Management Risk	X	X

Securities Risk	X	X

Small-Capitalization Risk	X	X

Sub-Adviser Selection Risk	X	X

Convertible Securities Risk. Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable the holder to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. A Sub-adviser will consider such event in its determination of whether a Portfolio it advises should continue to hold the securities.

Derivatives Risk. Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. A Portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a Portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, reference rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that a Portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Portfolio uses a derivative security for purposes other than as a hedge, that Portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Futures and Options Risk: To the extent a Portfolio uses futures and options, it is exposed to additional volatility and potential losses.

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Equity Risk. Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

Focused Portfolio Risk. Portfolios that invest in the securities of a limited number of companies may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value.

Foreign Investing and Emerging Markets Risk. The value of the Portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

Investment Style Risk. The Sub-advisers primarily use a particular style or set of styles – in this case “value” style – to select investments for the Portfolio. Those styles may be out of favor or may not produce the best results over shorter or longer time periods. They may also increase the volatility of the Portfolio’s share price. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The Portfolio could lose all of its investment in a company’s securities.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a Portfolio.

Market Risk. The risk that the value of a security will move up and down, sometimes rapidly and unpredictably, based upon overall economic conditions and other factors.

Mid-Capitalization Risk. A Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies generally have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of smaller company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

Multiple Sub-Adviser Risk. The Portfolio employs multiple Sub-advisers. Each Sub-adviser independently chooses and maintains a portfolio of securities for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio’s assets. Because each Sub-adviser will be managing its allocated portion of the Portfolio independently from the other Sub-adviser(s), the same security may be held in different portions of a Portfolio, or may be acquired for one portion of a Portfolio at a time when a Sub-adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Sub-adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other Sub-adviser(s) believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-advisers, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-adviser were managing the entire Portfolio.

Non-Diversification Risk. The EQ Value Portfolio is classified as a “non-diversified” investment company, which means that the proportion of the Portfolio’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Since a relatively high percentage of a non-diversified Portfolio’s assets may be invested

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in the securities of a limited number of issuers, some of which may be within the same industry, the securities of the Portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of the Portfolio’s investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than it would have had it been invested in a greater number of securities.

Portfolio Management Risk. The risk that the strategies used by a Portfolio’s Sub-advisers and their securities selections fail to produce the intended result.

Securities Risk. The risk that the value of a security may move up and down, sometimes rapidly and unpredictably, based upon changes in a company’s financial condition as well as overall market and economic conditions.

Small-Capitalization Risk. Risk is greater for the common stocks of small-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small-capitalization companies also may trade less frequently and in smaller volume than securities of larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price.

Sub-Adviser Selection Risk. The risk that AXA Equitable’s process for selecting or replacing a Sub-adviser and its decision to select or replace a Sub-adviser does not produce the intended result.

The following is a list of additional risks to which a Portfolio may be subject by investing in various types of securities or engaging in various practices.

Credit Quality Risk. The actual or perceived reduction in the creditworthiness of debt issuers generally will have adverse effects on the values of their debt securities. It is possible that the issuer of a security will not be able to make interest and principal payments when due. Discontinuation of these payments could substantially adversely affect the price of the bond. Lower rated bonds involve greater risks of default or downgrade and are more volatile than investment-grade securities. Lower rated bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes to an issuer’s creditworthiness. In addition, issuers of lower rated bonds may be more susceptible than other issuers to economic downturns. Lower rated bonds are especially subject to the risk that the issuer may not be able to pay interest and ultimately repay principal upon maturity.

Currency Risk. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a Portfolio’s asset and income.

Illiquid and Restricted Securities Risk. Illiquid securities are securities that a Portfolio cannot sell on an open market. This means that a Portfolio might not be able to sell an illiquid security when it desires and that it might be difficult to value such a security. Restricted securities are securities that are subject to contractual restrictions on resale. Such a restriction could limit a security’s liquidity.

Initial Public Offering (“IPO”) Risk. A Portfolio that purchases securities issued in an IPO is subject to the risk that the value of the securities may rise or fall more rapidly than other investments. Prior to an IPO, there is generally no public market for an issuer’s common stock. There can be no assurance that an active trading market will develop or be sustained following the IPO, therefore, the market price for the securities may be subject to significant fluctuations and a Portfolio may be affected by such fluctuations. In addition, securities issued in an IPO are often issued by a company that may be in the early stages of development with a history of little or no revenues and such company may operate at a loss following the offering. A Portfolio’s ability to obtain shares of an IPO security may be substantially limited in the event of high demand for the securities and there is no guarantee that the Portfolio will receive an allocation of shares. To the extent a Portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Portfolios with small asset bases. There is no guarantee that as those Portfolios’ assets grow they will continue to experience substantially similar performance by investing in IPOs.

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Information Risk. The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities.

Lending Risk. Each Portfolio may lend portfolio securities with a value of up to 33 1/3% of a Portfolio’s total assets, including collateral received for securities lent. If a Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price. In addition, as with other extensions of secured credit, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

Leverage Risk. The risk associated with securities or practices (e.g. borrowing) that multiply small price movements into large changes in value.

Opportunity Risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments.

Political Risk. The risk of losses directly attributable to government or political actions.

Repurchase Agreements Risk. A Portfolio may enter into repurchase agreements under which it purchases a security that a seller has agreed to repurchase from the Portfolio at a later date at the same price plus interest. If a seller defaults and the security declines in value, the Portfolio might incur a loss. If the seller declares bankruptcy, a Portfolio may not be able to sell the security at the desired time.

Short Sale Risk. A “short sale” is the sale by a Portfolio of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss.

Valuation Risk. The risk that a Portfolio has valued certain securities at a higher price than it can sell them for.

Comparative Fee and Expense Table

The following tables show the fees and expenses of each class of Shares of the Acquired Portfolio and the estimated pro forma fees and expenses of each class of Shares of the Acquiring Portfolio after giving effect to the proposed Reorganization. Fees and expenses for the Acquired Portfolio are based on those incurred by each class of its Shares for the six months ended June 30, 2006 (annualized), adjusted to reflect the current fees for the Portfolio. The Acquiring Portfolio is newly organized and has not had any operations of its own to date. The pro forma fees and expenses of the Acquiring Portfolio Shares assume that the Reorganization had been in effect for the last year ended on that date. The tables do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolios, reinvest dividends or exchange in to other portfolios.

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Annual Operating Expenses

(expenses that are deducted from fund assets)

	EQ Value Portfolio		Pro Forma VIP Value Portfolio
	Class IA	Class IB	Class A	Class B
Management Fee	0.73%	0.73%	1.03%	1.03%
Distribution and/or Service Fees (12b-1 fees)†	None	0.25%	None	0.25%
Other Expenses[1]	0.12%	0.12%	0.18%	0.18%
Total Annual Fund Operating Expenses	0.85%	1.10%	1.21%	1.46%
Less Fee Waiver/Expense Reimbursement[2]	(0.00)%	(0.00)%	(0.00)%	(0.00)%
Net Total Annual Fund Operating Expenses	0.85%	1.10%	1.21%	1.46%

†	The maximum distribution and/or service (12b-1) fee for the Portfolio’s Class B or IB shares is 0.50% of the average daily net assets attributable to the Portfolio’s Class B or IB shares. Under an arrangement approved by the Trust’s Board of Trustees, the distribution and/or service (12b-1) fee currently is limited to 0.25% of the average daily net assets attributable to the Portfolio’s Class B or IB shares. This arrangement will be in effect at least until April 30, 2008.
(1)	The “Other Expenses” of the EQ Value Portfolio are based on the Portfolio’s operating expenses for the six months ended June 30, 2006 (annualized) and are adjusted to reflect current fees.
(2)	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of each of the EQ Value Portfolio and VIP Value Portfolio through April 30, 2008 (unless the Board of Trustees of the relevant Trust consents to an earlier revision or termination of the arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the relevant Portfolio (exclusive of taxes, interest, brokerage commissions, fees and expenses of underlying portfolios in which a Portfolio invests, capitalized expenses and extraordinary expenses) do not exceed the relevant amounts shown above under Net Annual Portfolio Operating Expenses or, with respect to the VIP Value Portfolio, 1.30% forClass A Shares and 1.55% for Class B Shares. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the relevant Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2008.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other investment options. The example assumes that:

•	You invest $10,000 in a Portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The Portfolio’s operating expenses remain the same; and

•	The expense limitation currently in effect is not renewed.

This example should not be considered a representation of past or future expenses of the Portfolios. Actual expenses may be higher or lower than those shown. The costs in the example would be the same whether or not you redeemed all of your shares at the end of the these periods. The example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	EQ Value Portfolio		Pro Forma VIP Value Portfolio
	Class IA	Class IB	Class A	Class B
1 Year	$87	$112	$123	$149
3 Years	$270	$348	$384	$462
5 Years	$467	$600	$665	$797
10 Years	$1,025	$1,310	$1,466	$1,746

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Comparative Performance Information

The Acquiring Portfolio is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus. After the Reorganization, which is subject to shareholder approval, the Acquiring Portfolio, as the successor to the Acquired Portfolio, will assume and publish the operating history and performance record of the Class IA and Class IB shares of the Acquired Portfolio.

The bar chart below illustrates the Acquired Portfolio’s annual total returns for the calendar years indicated and gives some indication of the risks of an investment in the Portfolio by showing yearly changes in the performance of the Portfolio. The table below shows the Portfolio’s average annual total returns for the periods shown through December 31, 2006 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance. This may be particularly true for the EQ Growth Portfolio because it was managed by a single Sub-adviser prior to September 15, 2006.

Both the bar chart and the table assume reinvestment of dividends and other distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

EQ Value Portfolio – Calendar Year Total Returns (Class IB)

-7.03%	1.66%	18.56%	17.74%	-13.87%	37.42%	17.069%	4.75%	%
1998	1999	2000	2001	2002	2003	2004	2005	2006
Best Quarter (% and time period)				Worst Quarter (% and time period)
% ( Quarter)				% ( Quarter)

EQ Value Portfolio – Average Annual Total Returns (For the periods ended December 31, 2006)

	One Year	Five Years	Since Inception (1/1/1998)
EQ Value Portfolio – Class IA	%	%*	%*
EQ Value Portfolio – Class IB	%	%	%
Russell 2000 Value Index†	%	%	%

*	Performance information for these periods is the performance of Class IB Shares, which reflects the effect of Rule 12b-1 fees paid by those Shares. Class IA Shares do not pay any Rule 12b-1 fees.
†	The Russell 2000® Value Index is an unmanaged index of common stocks that measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Capitalization

The following table shows the capitalization of the Acquired Portfolio as of June 30, 2006 and the Acquiring Portfolio on a pro forma combined basis as of that date after giving effect to the proposed Reorganization. The Acquiring Portfolio is newly organized and did not have any operations of its own as of the date of this Proxy Statement/Prospectus.

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	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
EQ Value Portfolio – Class IA	$494.9	$14.08	35,139,736
Adjustments*	$0	$0	0
Pro forma VIP Value Portfolio – Class A	$494.9	$14.08	35,139,736
EQ Value Portfolio – Class IB	$1,265.1	$14.08	89,234,654
Adjustments*	$0	$0	0
Pro forma VIP Value Portfolio – Class B	$1,265.1	$14.08	89,234,654

*	AXA Equitable will bear the expenses of the Reorganization as described in “Terms of the Reorganization Agreement” below.

After careful consideration, the EQ Board unanimously approved the proposed Reorganization Agreeement with respect to the EQ Value Portfolio. Accordingly, the EQ Board has submitted the Reorganization Agreement for approval by the Portfolio’s contractholders. The EQ Board recommends that you vote “FOR” Proposal 2.

*            *            *            *             *

ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS

Terms of the Reorganization Agreement

The terms and conditions under which the Reorganizations would be completed are contained in the Reorganization Agreement. The following summary thereof is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached to this Proxy Statement/Prospectus as Appendix A.

The Reorganization Agreement provides that each Acquiring Portfolio will acquire all of the assets of the corresponding Acquired Portfolio in exchange solely for Acquiring Portfolio Shares equal in value, by class, to the outstanding Acquired Portfolio Shares and the Acquiring Portfolio’s assumption of the Acquired Portfolio’s liabilities. The Reorganization Agreement further provides that, as promptly as practicable after the Closing Date, each Acquired Portfolio will distribute the Acquiring Portfolio Shares it receives in the Reorganization to its Shareholders, for the benefit of the Separate Accounts and thus the Contractholders, by class. The number of full and fractional Acquiring Portfolio Shares each Shareholder will receive for the benefit of each Separate Account will be equal in value, as of immediately after the close of business (generally 4:00 p.m., Eastern Time) on the Closing Date, to the Acquired Portfolio Shares the Shareholder holds at that time for the benefit thereof. After such distribution, EQ Trust will take all necessary steps under its Amended and Restated Declaration of Trust and Delaware and any other applicable law to effect a complete termination of each Acquired Portfolio.

The Reorganization Agreement may be terminated, and a Reorganization may be abandoned at any time prior to its consummation, before or after approval by an Acquired Portfolio’s shareholders, by the Trusts’ mutual agreement and under certain other circumstances. The completion of each Reorganization also is subject to various conditions, including approval of the Proposal by the participating Acquired Portfolio’s shareholders, completion of all filings with, and receipt of all necessary approvals from, the SEC, delivery of a legal opinion regarding the federal tax consequences of the Reorganization (see below) and other customary corporate and securities matters. Subject to the satisfaction of those conditions, each Reorganization will take place immediately after the close of business on the Closing Date.

The EQ Board, including the Trustees who are not “interested persons” (as defined in the 1940 Act) of either Trust (the “Independent Trustees”), has determined, with respect to each Acquired Portfolio, that the interests of its shareholders will not be diluted as a result of its Reorganization and that participation in the Reorganization is in the best interests of each Acquired Portfolio. Similarly, the VIP Board, including its Independent Trustees, has determined, with respect to each Acquiring Portfolio, that the interests of its shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of each Acquiring Portfolio.

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The expenses of the Reorganizations, including the costs associated with obtaining shareholder approval of the Reorganizations, but excluding the explicit brokerage and similar expenses associated with restructuring the Portfolios in connection therewith, will be borne by AXA Equitable. Such brokerage and similar expenses will be borne by the Portfolio incurring such expenses.

Approval of the Reorganization Agreement with respect to each Acquired Portfolio will require a majority vote of the affected Acquired Portfolio’s shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of the Portfolio present at a meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. If the Reorganization Agreement with respect to an Acquired Portfolio is not approved by its shareholders or is not consummated for any other reason, the EQ Board will consider other possible courses of action. The consummation of any one Reorganization is not contingent on the consummation of any other Reorganization.

Description of the Securities to Be Issued

The Shareholders of each Acquired Portfolio will receive Class A or Class B Shares of the corresponding Acquiring Portfolio in accordance with the procedures provided for in the Reorganization Agreement. Each such Share will be fully paid and nonassessable by VIP Trust when issued and will have no preemptive or conversion rights.

VIP Trust may issue an unlimited number of authorized Shares of beneficial interest, par value $0.001 per Share. VIP Trust’s Declaration of Trust (“Declaration”) authorizes the VIP Board to issue shares in different series and classes. In addition, the Declaration authorizes the VIP Board to create new series and to name the rights and preferences of the shareholders of each series. The VIP Board does not need additional shareholder action to divide the Shares into separate series or classes or to name the shareholders’ rights and preferences. Each Acquiring Portfolio is a series of VIP Trust.

VIP Trust currently offers two classes of Shares – Class A and Class B Shares. VIP Trust has adopted, in the manner prescribed under Rule 12b-1 under the 1940 Act, a plan of distribution pertaining to the Class B Shares of the Acquiring Portfolios (the “Distribution Plan”). The maximum distribution and/or service (12b-1) fee for each Acquiring Portfolio’s Class B Shares is equal to an annual rate of 0.50% of the average daily net assets attributable to those Shares. That fee is currently limited to an annual rate of 0.25% of the average daily net assets attributable to those Shares and many not be increased without the approval of the VIP Board, including a majority of Independent Trustees. Because these distribution and/or service fees are paid out of an Acquiring Portfolio’s assets on an ongoing basis, over time these fees will increase your cost of investing and may cost you more than paying other types of charges.

Reasons for the Reorganization

AXA Equitable continually reviews the investment options available to Contractholders, as well as the operations of the Trusts, including each Trust’s mutual fund offerings. As a result of its review, AXA Equitable determined that it would be appropriate to realign the investment options offered by EQ Trust and VIP Trust in connection with its efforts to manage capacity constraints in the small-cap asset class, improve performance and facilitate the marketing and sale of shares of the Portfolios involved in the Reorganizations, potentially resulting in improved cash flow and growth in assets.

At a meeting of the EQ Board held on November 29-30, 2006, AXA Equitable met with the EQ Board and proposed the Reorganizations. AXA Equitable reminded the EQ Board of its efforts to improve the performance of each Acquired Portfolio and to manage capacity restraints in the small-cap asset class by converting the EQ Growth and EQ Value Portfolios to multi-advised investment options. AXA Equitable also reminded the EQ Board that it had established VIP Trust in 2001 to serve as its primary platform for offering multi-advised portfolios. AXA Equitable also noted that it had expended considerable resources to promote VIP Trust as the multi-advised investment options and that the portfolios of VIP Trust had experienced encouraging asset growth since they commenced operations.

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In determining whether to approve the Reorganization Agreement with respect to each Acquired Portfolio and recommend its approval to shareholders, the EQ Board, including the Independent Trustees, with the advice and assistance of independent legal counsel, inquired into a number of matters and considered the following factors, among others: (1) the potential benefits of the proposed Reorganizations to Contractholders, including the greater potential to increase the assets of the Acquired Portfolios as part of VIP Trust and to realize economies of scale in the Acquired Portfolios’ expenses and portfolio management as a result of asset growth; (2) comparisons of the Portfolios’ investment objectives, policies, strategies and risks; (3) the effect of the Reorganizations on each Acquired Portfolio’s annual operating expenses and shareholder costs; (4) the historical performance record of each Acquired Portfolio; (5) the direct or indirect federal income tax consequences of the Reorganizations to shareholders and Contractholders; (6) the terms and conditions of the Reorganization Agreement and whether the Reorganizations would result in dilution of shareholder or Contractholder interests; (7) the potential benefits of the Reorganizations to other persons, including AXA Equitable and its affiliates; and (8) possible alternatives to the Reorganizations, including the potential benefits and detriments of maintaining the current structure.

In connection with the EQ Board’s consideration of the proposed Reorganizations, the Independent Trustees requested, and management provided the EQ Board, information regarding the factors set forth above. Management noted that, with respect to each Reorganization, each Acquired Portfolio and its corresponding Acquiring Portfolio have substantially similar investment objectives, policies, strategies and risks. Management further noted that, following the Reorganizations, (1) the combined Portfolios will be managed in accordance with the investment objective, policies and strategies of the corresponding Acquiring Portfolio and (2) AXA Equitable has reviewed each Acquired Portfolio’s current portfolio holdings and determined that they generally are consistent with the corresponding Acquiring Portfolio’s investment objective and policies and thus all or a substantial portion of each Acquired Portfolio’s assets can be transferred to the corresponding Acquiring Portfolio and held by it after the Reorganizations. Management also reviewed, and the EQ Board considered, information relating to the purchase and sale of portfolio holdings in connection with the Reorganizations, including the costs associated with such transactions.

Management noted that AXA Equitable currently serves as the investment manager and administrator to each Acquired Portfolio and also will serve as the investment manager and administrator to each Acquiring Portfolio. Management also noted that AXA Equitable has significant experience in managing multi-advised funds, including funds similar to the Portfolios. Management further noted that, following the Reorganizations, each Sub-adviser to each Acquired Portfolio would serve as a Sub-adviser to the corresponding Acquiring Portfolio and, thus, would continue to be responsible for the day-to-day management of a portion of the Portfolio’s assets.

Management then informed the EQ Board that it is estimated that the total annual operating expense ratios for the Class A and Class B shares of the Acquiring Portfolios after the Reorganizations will be higher than those of the Class IA and Class IB shares of the corresponding Acquired Portfolios, before and after taking into account expense limitation arrangements that are in effect for each Portfolio. Management noted that the expense limitation arrangement for the Acquiring Portfolios will be in effect until April 30, 2008 and will be considered for renewal by the VIP Board and AXA Equitable annually thereafter. Management further informed the EQ Board that the higher expense ratios were a result of higher maximum management fee rates, higher effective administrative fee rates and higher expense limits due to the multi-advised structure of the Acquiring Portfolios. Management then noted that it believes the multi-advised structure of the Acquiring Portfolios will benefit Contractholders by offering greater diversification, low volatility and access to leading investment managers in the particular asset classes through single portfolios. The Manager also explained its belief that the higher management fees, effective administration fees and expense limits are appropriate given its higher costs and the greater complexities associated with the management and administrative function for a multi-advised portfolio and are consistent with the fees charged to the other multi-advised portfolios of VIP Trust. The Manager then described the services provided under its management and administration agreements with VIP Trust.

Management also noted that, while the EQ Growth and EQ Value Portfolios had recently become multi-advised portfolios, their management fees and expense limits were not increased in anticipation of their reorganization into the corresponding VIP Portfolio, notwithstanding the material increased costs associated with managing and administering multi-advised portfolios. The Manager noted its belief that the Reorganizations would establish fees that are reasonable in relation to the services rendered to multi-advised portfolios and internally consistent for all of the multi-advised investment options that are available in the Insurance Companies’ insurance products. The Manager noted that if the EQ Growth and EQ Value Portfolios remain as portfolios of EQ Trust, it would propose an increase in each Portfolio’s management fees and expense limits due to the higher costs of managing and administering them as multi-advised portfolios. The Manager explained its belief, however, that this would not accomplish the goal of realigning the investment options it offers to facilitate marketing and sale of shares of the Portfolios. Similarly, the Manager explained its belief that maintaining the EQ Montgomery Portfolio as a stand-alone, single Sub-adviser portfolio would limit the Manager’s ability to manage capacity constraints in the small-cap asset class. The Manager also provided, and the EQ Board reviewed, information showing the annualized operating expenses of each class of shares of each Acquired Portfolio, and the pro forma annualized operating expenses of each class of shares of the corresponding Acquiring Portfolio.

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Management then noted that Class IA shareholders of each Acquired Portfolio will receive Class A shares of the corresponding Acquiring Portfolio, and that Class IB shareholders of each Acquired Portfolio will receive Class B shares of the corresponding Acquiring Portfolio. Management informed the EQ Board that shareholders of the Acquired Portfolios will not pay any sales charges in connection with the Reorganizations. Management further noted that the Rule 12b-1 fees imposed on Class B shares of the Acquiring Portfolios are the same as the Rule 12b-1 fees imposed on the Class IB shares of the Acquired Portfolios.

Management then noted that both Trusts are Delaware statutory trusts and, therefore, that the Reorganizations would not result in any significant changes to the rights of shareholders of the Acquired Portfolios.

Management then reviewed with the EQ Board the terms and conditions of the Reorganization Agreement, noting that the Reorganizations are expected to be tax-free to each Acquired Portfolio and its shareholders (and the Contractholders that are invested therein through the Separate Accounts). Management also noted that the interests of those shareholders would not be diluted by the Reorganizations because the Reorganizations would be effected on the basis of each Portfolio’s net asset value. Management further noted that AXA Equitable would bear the costs of the Reorganizations, excluding brokerage and similar expenses associated with restructuring the Portfolios in connection therewith. Management then recommended that the EQ Board approve the Reorganizations.

In reaching the decision to recommend approval of the Reorganizations, the EQ Board, including the Independent Trustees, concluded that each Acquired Portfolio’s participation in the Reorganizations is in the best interests of the Portfolio, and that the interests of current shareholders of each Acquired Portfolio will not be diluted as a result of the Reorganizations. The EQ Board’s conclusion with respect to each Reorganization was based on a number of factors, including the following:

•	Each Reorganization will permit Contractholders of an Acquired Portfolio to continue to allocate amounts to a Portfolio that pursues a substantially similar investment program with increased potential for asset growth and the benefits of that growth resulting from greater portfolio diversification.

•	Each Acquired Portfolio’s holdings are consistent with the corresponding Acquiring Portfolio’s investment objective and policies and, thus, all or a substantial portion of those holdings can be transferred to and held by the Acquiring Portfolio after the Reorganizations.

•	The multi-advised structure of the Acquiring Portfolios offers greater diversification, lower volatility and greater access to highly regarded investment managers in the particular asset classes than single sub-advised portfolios.

•	The higher total annual operating expense ratios for the Class A and Class B shares of the Acquiring Portfolios are consistent with the higher costs and greater complexities associated with multi-advised portfolios. In addition, the management and administrative fee schedules of the Acquiring Portfolios include breakpoints that reduce these fees as assets of the relevant Portfolio or VIP Trust, as applicable, increase.

•	AXA Equitable will serve as the investment manager and administrator of the Acquiring Portfolios and has significant experience managing multi-advised funds, including funds similar to the Acquired Portfolios. In addition, the Sub-advisers to each Acquired Portfolios also will serve as Sub-advisers to portions of the corresponding Acquiring Portfolios and, thus, will continue to have day-to-day responsibility for the management of a portion of the Portfolios’ assets.

•	AXA Equitable will bear the costs associated with the Reorganizations, excluding the brokerage and similar expenses associated with restructuring the Portfolios in connection with the Reorganizations;

•	Shareholders will not pay sales charges in connection with the Reorganizations.

•	Each Reorganization is not expected to have adverse tax results to Contractholders.

•	As a result of the Reorganizations, each shareholder of Class IA or Class IB shares of an Acquired Portfolio would hold, immediately after the Closing Date, Class A or Class B shares of the corresponding Acquiring Portfolio, as applicable, having an aggregate value equal to the aggregate value of the shares of the Acquired Portfolio that a shareholder holds as of the Closing Date.

On the basis of the information provided to it and its evaluation of that information, the EQ Board, including the Independent Trustees, voted unanimously to approve the Reorganization Agreement and to recommend that the shareholders of each Acquired Portfolio also approve the Reorganization Agreement.

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Federal Income Tax Consequences of the Reorganizations

The Reorganizations are intended to qualify for federal income tax purposes as tax-free reorganizations under Section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”).

As a condition to consummation of the Reorganizations, each Trust will receive an opinion from Kirkpatrick & Lockhart Preston Gates Ellis LLP to the effect that, based on the facts and assumptions stated therein as well as certain representations of each Trust and conditioned on the Reorganizations being completed in accordance with the Reorganization Agreement, for federal income tax purposes: (1) each Reorganization will qualify as a “reorganization” (as defined in Section 368(a)(1) of the Code), and each Portfolio will be a “party to a reorganization” (within the meaning of Section 368(b) of the Code); (2) the Portfolios will not recognize any gain or loss on the Reorganizations; (3) the Separate Accounts that are invested in Acquired Portfolio Shares will not recognize any gain or loss on the exchange of those Shares for Acquiring Portfolio Shares; (4) the holding period for and tax basis in the Acquiring Portfolio Shares that a Separate Account receives pursuant to the Reorganizations will include the holding period for, and will be the same as the aggregate tax basis in, the Acquired Portfolio Shares that the Separate Account holds immediately before the Reorganizations (provided the Separate Account holds the shares as capital assets on the Closing Date); and (5) each Acquiring Portfolio’s holding period for, and tax basis in, each asset the Acquired Portfolio transfers to it will include the Acquired Portfolio’s holding period for, and will be the same as the Acquiring Portfolio’s tax basis in, that asset immediately before the Reorganization. Notwithstanding clauses (2) and (5), such opinion may state that no opinion is expressed as to the effect of a Reorganization on the Portfolios or the Separate Accounts with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

The foregoing description of the federal income tax consequences of the Reorganizations does not take into account the particular circumstances of any Contractholder. If a Reorganization fails to meet the requirements of Code Section 368(a)(1), a Separate Account that is invested in Acquired Portfolio Shares could realize a gain or loss on the transaction equal to the difference between its tax basis in those Shares and the fair market value of the Acquiring Portfolio Shares it receives. Contractholders are therefore urged to consult their tax advisers as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, foreign and other taxes.

Rights of Shareholders of the Portfolios

The rights of shareholders of the Acquiring Portfolios are substantially similar to the rights of shareholders of the Acquired Portfolios. Each Trust is organized as a Delaware statutory trust. As such, each Trust’s operations are governed by its Declaration of Trust and Bylaws and applicable Delaware law. The operations of the each Trust are also subject to the provisions of the 1940 Act and the rules and regulations thereunder.

Subject to the provisions of its Declaration, each Trust’s Board manages the business of the Trust. The Trustees have all powers necessary or convenient to carry out their responsibilities. The responsibilities, powers and fiduciary duties of the Trustees of VIP Trust are substantially the same as those of the Trustees of EQ Trust. VIP Trust’s Trustees are not the same persons who serve as trustees of EQ Trust. Information regarding the Trustees of VIP Trust is included in VIP Trust’s SAI, which is available upon request.

The beneficial interests in the Acquiring Portfolios will be represented by transferable shares, par value $0.001 per share. Shareholders do not have the right to demand or require VIP Trust to issue share certificates. The VIP Board has the power under the Declaration to establish new series and classes of shares; EQ Trust’s Trustees currently have a similar right. Each Trust’s Declaration permits its Trustees to issue an unlimited number of shares of each class and series of the relevant Trust.

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VIP Trust has established for each Acquiring Portfolio, Class A and Class B Shares. Except as discussed in this Proxy Statement/Prospectus, Class A and Class B Shares of each Acquiring Portfolio will have rights, privileges and terms similar to those of the classes of the Acquired Portfolios.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING PORTFOLIOS

Management of VIP Trust

This section gives you information about the Trust, the Manager and the Sub-advisers for the Acquiring Portfolios.

The Trust

The VIP Board is responsible for the overall management of VIP Trust and each of its series (“portfolios”), including each Acquiring Portfolio. VIP Trust issues shares of beneficial interest that are currently divided among 22 series, each of which has authorized Class A and Class B Shares. This Proxy Statement/Prospectus describes the Class A and Class B Shares of the Acquiring Portfolios.

The Manager

AXA Equitable, through its Funds Management Group unit, 1290 Avenue of the Americas, New York, New York 10104, serves as the manager of each portfolio. AXA Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, New York stock life insurance company and a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

As investment manager, AXA Equitable has a variety of responsibilities for the general management and administrative of VIP Trust and the portfolios, including, for certain portfolios, the selection of Sub-advisers. AXA Equitable plays an active role in monitoring each portfolio and Sub-adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. AXA Equitable also monitors each Sub-adviser’s portfolio management team to ensure that investment activities remain consistent with the portfolios’ investment style and objectives.

Beyond performance analysis, AXA Equitable monitors significant changes that may impact the Sub-adviser’s overall business. AXA Equitable monitors continuity in the Sub-adviser’s operations and changes in investment personnel and senior management. AXA Equitable also performs due diligence reviews with each Sub-adviser no less frequently than annually.

AXA Equitable obtains detailed, comprehensive information concerning portfolio and Sub-adviser performance and portfolio operations that is used to oversee and monitor the Sub-advisers and the portfolio operations. A team is responsible for conducting ongoing investment reviews with each Sub-adviser and for developing the criteria by which portfolio performance is measured.

AXA Equitable selects Sub-advisers from a pool of candidates, including its affiliates, to manage the portfolios. AXA Equitable may appoint, dismiss and replace Sub-advisers and amend sub-advisory agreements subject to the approval of VIP Trust’s Board. AXA Equitable also has discretion to allocate each portfolio’s assets among the portfolio’s Sub-advisers. AXA Equitable recommends Sub-advisers for each portfolio to VIP Trust’s Board based upon its continuing quantitative and qualitative evaluation of each Sub-adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the portfolios are not associated with any one portfolio manager, and seek to benefit from different specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-adviser, and AXA Equitable does not expect to recommend frequent changes of Sub-advisers.

AXA Equitable has received an exemptive order from the Securities and Exchange Commission (“SEC”) to permit it and VIP Trust’s Board to appoint, dismiss and replace a portfolio’s Sub-advisers and to amend the sub-advisory

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agreements between AXA Equitable and the Sub-advisers without obtaining shareholder approval. Accordingly, AXA Equitable is able, subject to the approval of VIP Trust’s Board, to appoint, dismiss and replace Sub-advisers and to amend sub-advisory agreements without obtaining shareholder approval. If a new Sub-adviser is retained for a portfolio, shareholders would receive notice of such action. However, AXA Equitable may not enter into a Sub-advisory agreement with an affiliated Sub-adviser unless the sub-advisory agreement with the affiliated Sub-adviser, including compensation, is also approved by the affected portfolio’s shareholders.

Management Fees

Each Acquiring Portfolio pays a fee to AXA Equitable for management services. The table below shows the contractual rate of the management fees (as a percentage of each Acquiring Portfolio’s average daily net assets) payable by each Acquiring Portfolio.

Portfolio Name	Management Fee Rate
	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
VIP Growth Portfolio	1.050%	1.000%	0.975%	0.950%	0.925%
VIP Value Portfolio	1.050%	1.000%	0.975%	0.950%	0.925%

A discussion of the basis for the decision by VIP Trust’s Board to approve the investment management agreement with AXA Equitable and the investment advisory agreements with the Sub-advisers will be available in VIP Trust’s Annual Report to Shareholders for the fiscal year ended December 31, 2006.

The Sub-advisers are paid by AXA Equitable. Changes to the sub-advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by AXA Equitable, without shareholder approval.

AXA Equitable also provides administrative services to VIP Trust, including coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of VIP Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, each Acquiring Portfolio pays AXA Equitable a fee that is equal to its proportionate share of VIP Trust’s administration fee, which is equal to an annual rate of 0.150% of the first $15 billion of total VIP Trust average daily net assets, 0.140% of the next $15 billion of total VIP Trust average daily net assets and 0.125% of total VIP Trust average daily net assets in excess of $30 billion, plus $35,000 and an additional $35,000 for each portion of the Portfolio for which separate administrative services are provided (e.g., portions of a portfolio allocated to separate Sub-advisers and/or managed in a discrete style).

Expense Limitation Agreement

In the interest of limiting until April 30, 2008 (unless the VIP Board consents to an earlier revision or termination of this arrangement) the expenses of each Acquiring Portfolio, the Manager has entered into an expense limitation agreement with VIP Trust with respect to the Acquiring Portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its management, administrative and other fees and to assume other expenses so that the total annual operating expenses of each Acquiring Portfolio (other than interest, taxes, brokerage commissions, fees and expenses of underlying funds in which the Portfolios invest, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Acquiring Portfolio’s business), are limited to the following amounts:

	Total Expenses Limited to (% of daily net assets)
Portfolio Name	Class A	Class B
VIP Growth Portfolio	1.30%	1.55%
VIP Value Portfolio	1.30%	1.55%

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AXA Equitable may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waivers being made and the combination of the Acquiring Portfolio’s expense ratio and such reimbursements do not exceed the Acquiring Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and AXA Equitable has recouped all eligible previous payments made, the Acquiring Portfolio will be charged such lower expenses.

The Sub-advisers

Each Acquiring Portfolio’s investments are selected by two or more Sub-advisers, which act independently of one another. The following describes each Acquiring Portfolio’s Sub-advisers, portfolio managers and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the Acquiring Portfolios is available in VIP Trust’s SAI.

Bear Stearns Asset Management, Inc. (“Bear Stearns”) serves as a Sub-adviser to the VIP Growth Portfolio. Bear Stearns manages money for corporations, municipal governments, multi-employer endowments, foundations and family groups and has expertise spanning equity, fixed income and alternative investment strategies. Bear Stearns is a wholly owned subsidiary of Bear Stearns Company, Inc., a publicly traded financial services company. As of December 31, 2006, Bear Stearns had approximately $             billion in assets under management.

Eagle Asset Management, Inc. (“Eagle”) serves as a Sub-adviser to the VIP Growth Portfolio. Eagle has been providing investment counseling services since 1976 and is a wholly owned subsidiary of Raymond James Financial, Inc., a publicly traded financial services company. As of December 31, 2006, Eagle had approximately $             billion in assets under management.

Franklin Advisory Services, LLC (“Franklin”) serves as a Sub-adviser to the VIP Value Portfolio. Franklin is wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange. As of December 31, 2006, Franklin, together with its affiliates, had approximately $             billion in assets under management.

Lazard Asset Management LLC (“LAM”) serves as a Sub-adviser to the VIP Value Portfolio. LAM and its affiliates provide their clients with a wide variety of investment banking and related services, including investment management. LAM is a subsidiary of Lazard Freres & Co. LLC, a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company, which is owned by Lazard Ltd., a publicly-traded financial services firm. As of December 31, 2006, LAM had approximately $             billion in assets under management.

Wells Capital Management Inc. (“Wells Capital”) serves as a Sub-adviser to the VIP Growth Portfolio. Wells Capital is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net-worth individuals. Wells Capital Management is an indirect wholly owned subsidiary of Wells Fargo & Company, a publicly held company. As of December 31, 2006, Wells Capital had approximately $             billion in assets under management.

Portfolio	Sub-Advisers and Portfolio Managers	Business Experience

VIP Growth Portfolio	Bear Stearns Asset Management, Inc. 383 Madison Avenue New York, NY 10179 Portfolio Manager James P. O’Shaughnessy	Mr. O’Shaughnessy is primarily responsible for the day-to-day management of the portion of the Portfolio allocated to Bear Stearns. He is a Senior Managing Director and Director of Systematic Equity Investments at Bear Stearns. He joined Bear Stearns in 2001 as head of the Systematic Equity Team and has had portfolio management responsibilities since that time. From 1988 to 2001 Mr. O’Shaughnessy was Chairman and CEO of Netfolio, Inc.

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	Eagle Asset Management, Inc. 880 Carillon Parkway St. Petersburg, FL 33716 Portfolio Manager Bert L. Boksen	Mr. Boksen is primarily responsible for the day-to-day management of the portion of the Portfolio allocated to Eagle. He is a Senior Vice President and Managing Director at Eagle and has over 27 years of investment experience. He has been a Senior Vice President since 1995 and a Managing Director since 1999. He has had portfolio management responsibility for all of Eagle’s Small Cap Growth Equity accounts for more than 10 years. In addition, from January 2002 to present, Mr. Boksen has been Manager and President of E.B. Management I, LLC.

Wells Capital Management, Inc. 525 Market Street San Francisco, CA 94105 Portfolio Manager Jerome Philpott Stuart Roberts

Jerome “Cam” Philpott and Stuart Roberts are primarily responsible for the day-to-day management of the portion of the Portfolio allocated to Wells.

Mr. Philpott joined Wells Capital Management in 2003 as a Portfolio Manager. Prior to joining Wells Capital Management, Mr. Philpott was a portfolio manager with Montgomery Asset Management, which he joined in 1991 as an analyst for the Small Cap Equity team.

Mr. Roberts joined Wells Capital Management in 2003 as a Portfolio Manager. Prior to joining Wells Capital Management, Mr. Philpott was a senior portfolio manager with Montgomery Asset Management, which he joined in 1990. He has specialized in small-cap growth investments since 1983.

VIP Value Portfolio	Franklin Advisory Services, LLC One Parker Plaza, Ninth Floor Fort Lee, NJ 07024 Portfolio Management Team

The portion of the Portfolio allocated to Franklin (“Franklin Allocated Portion”) is managed by a team of investment professionals. The portfolio managers have responsibility for the day-to-day management of the Franklin Allocated Portion and operate as a team providing research and advice on the purchases and sales of individual securities for the Franklin Allocated Portion. The portfolio managers of the team include William J. Lippman, Bruce C. Baughman, CFA, Margaret McGee and Donald G. Taylor, CPA.

Mr. Lippman, President of Franklin, joined Franklin Templeton Investments in 1988 and has held his current position since that

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time. He has primary responsibility for the investments of the Franklin Allocated Portion. He has final authority over all aspects of the Franklin Allocated Portion’s investment portfolio, including but not limited to, purchases and sales of individual securities. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

Mr. Baughman, Senior Vice President of Franklin, joined Franklin Templeton Investments in 1988 and has held his current position since that time. He is a portfolio manager for the Franklin Allocation Portion, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

Ms. McGee, Vice President of Franklin, joined Franklin Templeton Investments in 1988. She has held her current position since 1997. She is a portfolio manager for the Franklin Allocated Portion, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

Mr. Taylor, Senior Vice President of Franklin, joined Franklin Templeton Investments, an affiliate of Franklin in 1996 and has held his current position since that time. He is a portfolio manager for the Franklin Allocated Portion, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10122 Portfolio Managers Andrew Lacey Patrick Mullin

The portion of the Portfolio allocated to LAM (“LAM Allocated Portion”) is managed by Andrew Lacey and Patrick Mullin. They are responsible for day-to-day management of the LAM Allocated Portion.

Mr. Lacey has been a Deputy Chairman of LAM since 2004. Prior thereto, he was a Managing Director of LAM since 2002 and has been with LAM since 1995.

Mr. Mullin, a Director of LAM since 2002, was a Senior Vice President and Portfolio Manager for more than five years prior thereto. He has been with LAM since 1998.

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Legal Proceedings

Franklin Advisory Services, LLC

Franklin Advisory Services, LLC. On August 2, 2004, Franklin Resources, Inc. announced that Franklin Advisers, Inc. (“Franklin Advisers”), an affiliate of Franklin, reached a settlement with the Securities and Exchange Commission (“SEC”) that resolved the issues resulting from the SEC’s investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC’s administrative order, pursuant to which Franklin Advisers neither admitted nor denied any of the findings contained therein, Franklin Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in marketing timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC’s findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involved common questions of fact, the Judicial Panel on Multidistrict Litigation (the “Judicial Panel”) ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland entitled “In re Mutual Funds Investment Litigation” (the “MDL”). The Judicial Panel then transferred similar cases from different districts in the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. (“Franklin Distributors”) (the principal underwriter of shares of the Franklin Templeton mutual funds) and Franklin Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC’s investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Franklin Advisers and Franklin Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent consultant to be paid for by Franklin Advisers and Franklin Distributors. Such plan has been prepared and submitted to the SEC for approval.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees and directors, have also been named in multiple lawsuits alleging violations of various securities laws, and pendent state law claims relating to the disclosure of marketing support payments and/or payments of allegedly excessive commissions, and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys’ fees and costs. These lawsuits are styled as class action or derivative actions brought on behalf of certain funds.

In addition, various subsidiaries of Franklin Resources, Inc., as well as certain Templeton funds, have also been named in several class action lawsuits originally filed in state courts in Illinois, alleging breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by such subsidiaries, and seeking, among other relief, monetary damages and attorneys’ fees and costs. In April 2005, these lawsuits were removed to the United States District Court for the Southern District of Illinois. On July 12, 2004, the court dismissed one of these lawsuits and dismissed the remaining lawsuits on August 25, 2005. Plaintiffs are appealing the dismissals to the United States Court of Appeals.

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Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources Inc.’s website at franklintempleton.com under “Statement on Current Industry Issues.”

PORTFOLIO SERVICES

Buying and Selling Shares

Each portfolio offers Class A and Class B shares. All shares are purchased and sold at their net asset value without any sales load. These portfolios are not designed for market-timers. Please see the section entitled “Purchase Restrictions on Market-Timers and Active Traders.”

The price at which a purchase or sale is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from VIP Trust. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

Restrictions on Buying and Selling Shares

Purchase Restrictions

The portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

Purchase Restrictions on Market-Timers and Active Traders

Frequent transfers or purchases and redemptions of portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the portfolios. Excessive purchases and redemptions of shares of a portfolio may adversely affect portfolio performance and the interests of long-term investors by requiring it to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities, the securities of small- and mid-capitalization companies (e.g., VIP Growth Portfolio and VIP Value Portfolio) or high-yield securities tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds, which could result in pricing inefficiencies.

The VIP Board has adopted policies and procedures regarding disruptive transfer activity. The Trust and the portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in portfolio shares. As a general matter, each portfolio and VIP Trust reserve the right to reject a transfer that they believe, in their sole discretion, is disruptive (or potentially disruptive) to the management of the portfolio.

VIP Trust’s polices and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all shareholders uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

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•	The design of such policies and procedures involves inherently subjective judgments, which AXA Equitable, on behalf of VIP Trust, seeks to make in a fair and reasonable manner consistent with the interests of all shareholders.

•	The limits on AXA Equitable’s ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If AXA Equitable, on behalf of VIP Trust, determines that a Contractholder’s transfer patterns among the Trust’s portfolios are disruptive to the Trust’s portfolios, it may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. AXA Equitable may also refuse to act on transfer instructions on an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

VIP Trust currently considers transfers into and out of (or vice versa) the same portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each portfolio. VIP Trust aggregates inflows and outflows for each portfolio on a daily basis. When a potentially disruptive transfer into or out of a portfolio occurs on a day when the portfolio’s net inflows and outflows exceed an established monitoring threshold, AXA Equitable sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, AXA Equitable may take the actions described above to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, AXA Equitable currently restricts the availability of voice, fax and automated transaction services. AXA Equitable currently applies such action for the remaining life of each affected Contract. Because AXA Equitable exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although AXA Equitable currently provides a letter to Contractholders who have engaged in disruptive transfer activity of its intention to restrict access to communication services, AXA Equitable may not continue to provide such letters. Consistent with seeking to discourage potentially disruptive transfer activity, AXA Equitable or VIP Trust may also, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus for information on other specific limitations on the transfer privilege.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, the particular portfolio.

Selling Restrictions

The table below describes restrictions placed on selling shares of any portfolio described in this Proxy Statement/Prospectus.

Restriction	Situation

The portfolio may suspend the right of redemption or postpone payment for more than 7 days:	• When the New York Stock Exchange is closed (other than a weekend/holiday). • During an emergency. • Any other period permitted by the SEC.

A portfolio may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for a portfolio to make cash payments as determined in the sole discretion of AXA Equitable.

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How Portfolio Shares Are Priced

“Net asset value” is the price of one share of an Acquiring Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities + Cash and other assets - Liabilities
Number of outstanding shares

The net asset value of Acquiring Portfolio Shares is determined according to this schedule:

•	A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price you pay or receive for purchasing or redeeming a share will be based upon the net asset value next calculated after your order is placed by an insurance company or qualified retirement plan.

•	An Acquiring Portfolio heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares because foreign securities sometimes trade on days when a portfolio’s shares are not priced.

Generally, portfolio securities are valued as follows:

•	Equity securities – most recent sales price or official closing price or, if there is no sale or official closing price, latest available bid price.

•	Debt securities (other than short-term obligations) – based upon pricing service valuations.

•	Short-term obligations (with maturities of 60 days or less) – amortized cost (which approximates market value).

•	Securities traded on foreign exchanges – most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, fair value as determined by or under the direction of the VIP Board at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•	Options – last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are value according to fair value methods.

•	Futures – last sales price or, if there is no sale, latest available bid price.

•	Investment company securities – shares of open-end mutual funds held by a portfolio will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

•	Other Securities – other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value as determined in good faith under the direction of the VIP Board. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers and certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

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Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asst value is determined, may be reflected in VIP Trust’s calculation of net asset values for each applicable Acquiring Portfolio when the Trust deems that the event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that VIP Trust’s Board believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that the fair value may differ materially from the value realized on a sale. This policy is intended to assure that the Acquiring Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of an Acquiring Portfolio’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the portfolio’s NAV by those traders.

Dividends and other Distributions

The Acquiring Portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. Dividends and other distributions by a portfolio are automatically reinvested at net asset value in shares of that portfolio.

Federal Income Tax Considerations

Each portfolio, including each Acquiring Portfolio, is treated as a separate corporation and intends to qualify or continue to qualify to be treated as a regulated investment company (“RIC”) for federal tax purposes. It will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, limits on investments, types of income, and distributions. A RIC is not taxed at the entity (portfolio) level to the extent it passes through its income and gains to its shareholders by making distributions. Although VIP Trust intends that each of its portfolios, including each Acquiring Portfolio, will be operated to have no federal tax liability, if any portfolio does have any federal tax liability, that would hurt its investment performance. Also, to the extent a portfolio that invests in foreign securities or holds foreign currencies, it could be subject to foreign taxes that could reduce its investment performance.

It is important for a portfolio to maintain its RIC status (and satisfy certain other requirements) because the shareholders of the portfolio that are Separate Accounts will then be able to use a favorable investment diversification testing rule in determining whether the Contracts indirectly funded by the portfolio meet tax qualification rules for variable insurance policies and annuity contracts and certificates. If a portfolio failed to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through that portfolio could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. AXA Equitable, in its capacity as Manager and as the administrator for VIP Trust, therefore carefully monitors each portfolios’ compliance with all of the RIC rules and variable insurance and annuity contract investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product or refer to their Contract prospectus.

FINANCIAL HIGHLIGHTS

Each Acquiring Portfolio is newly organized and has no performance history or operations of its own as of the date of this Proxy Statement/Prospectus. After the Reorganizations, which are subject to shareholder approval, each

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Acquiring Portfolio, as the successor to the relevant corresponding Acquired Portfolio, will assume and publish the operating history and performance record of that Acquired Portfolio. In particular, the VIP Value Portfolio will assume and publish the operating history and performance record of the EQ Value Portfolio. The VIP Growth Portfolio will assume and publish the operating history and performance record of the EQ Growth Portfolio. Financial information for each of these Acquired Portfolios is included in the current prospectus for that Portfolio, which is incorporated by reference into this Proxy Statement/Prospectus, and in its most recent Annual and Semi-Annual Reports to Shareholders, which are incorporated by reference into this Proxy Statement/Prospectus and into the VIP Trust Statement of Additional Information relating to this Proxy Statement/Prospectus.

VOTING INFORMATION

The following information applies to the Reorganization of each Acquired Portfolio and Acquiring Portfolio for which you are entitled to vote.

Voting Rights

Contractholders with amounts allocated to an Acquired Portfolio at the close of business on January 31, 2007 (the “Record Date”) will be entitled to be present and give voting instructions for the Acquired Portfolio at the Meeting with respect to shares attributable to their Contracts as of the Record Date.

Each whole share of an Acquired Portfolio is entitled to one vote as to each matter with respect to which it is entitled to vote, as described above, and each fractional share is entitled to a proportionate fractional vote. Votes cast by proxy or in person by a Contractholder or Shareholder at the Meeting will be counted by persons appointed as inspectors of election for the Meeting. The table below shows the number of outstanding shares of each Acquired Portfolio as of the Record Date that are entitled to vote at the Meeting. AXA Equitable, MONY Life Insurance Company and MONY Life Insurance Company of America together owned of record     % of those shares.

Portfolio	Total Number	Number of Class IA	Number of Class IB
EQ Growth Portfolio
EQ Montgomery Portfolio
EQ Value Portfolio

Required Shareholder Vote

Approval of the Reorganization Agreement with respect to a Reorganization will require the affirmative vote of (i) 67% or more of the Acquired Portfolio Shares present at such meeting, if the holders of more than 50% of the outstanding Acquired Portfolio Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Acquired Portfolio Shares, whichever is less. The presence, in person or by proxy, of at least one-third of the shares of an Acquired Portfolio entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting with respect to an Acquired Portfolio. If a voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of the proposal. If a Contractholder abstains from voting as to any matter, the shares represented by the abstention will be deemed present at the Meeting for purposes of determining a quorum.

To the knowledge of EQ Trust, as of January 31, 2007, the officers and Trustees own, as a group, less than 1% of the shares of each Acquired Portfolio.

AXA Equitable may be deemed to be a control person of each Acquiring Portfolio by virtue of its direct or indirect ownership of more than 25% of the shares of each Portfolio. In addition, AXA Equitable may be deemed to be a control person of EQ Trust by virtue of its direct or indirect ownership of more than 95% of EQ Trust’s shares. As

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of January 31, 2007, except as set forth in Appendix B, to EQ Trust’s knowledge, (1) no person, other than the AXA Equitable, owned beneficially or of record 5% or more of the outstanding Class IA or Class IB shares of a Portfolio and (2) no Contractholder owned Contracts entitling such Contractholder to give voting instructions regarding more than 5% of the outstanding Class IA or Class IB shares of a Portfolio.

Solicitation of Voting Instructions

Solicitation of voting instructions is being made primarily by the mailing of this Notice and Proxy Statement/Prospectus with its enclosures on or about February 26, 2007. In addition to the solicitation of voting instructions by mail, officers, agents and employees of the Shareholders and EQ Trust and their affiliates, without additional compensation, may solicit voting instructions in person or by telephone, telegraph, fax, the Internet or oral communication.

Each Shareholder will vote the shares for which it receives timely voting instructions from Contractholders in accordance with those instructions. Each Shareholder will vote shares attributable to Contracts for which it is the Contractholder “FOR” each proposal. Shares in each investment division of a Separate Account for which a Shareholder receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the applicable proposal. Shares in each investment division of a Separate Account for which a Shareholder receives no timely voting instructions from Contractholders, or which are attributable to amounts retained by a Shareholder as surplus or seed money, will be voted by the Shareholder “FOR” or “AGAINST” approval of the proposal, or as an abstention, in the same proportion as the Shares for which Contractholders (other than a Shareholder) have provided voting instructions to the Shareholder.

Voting instructions executed by a Contractholder may be revoked at any time prior to a Shareholder voting the shares represented thereby by the Contractholder providing the Shareholder with a properly executed written revocation of such voting instructions, or by the Contractholder providing the Shareholder with proper later-dated voting instructions by telephone, telegraph, fax or by the Internet. In addition, any Contractholder who attends the Meeting in person may provide voting instructions by voting instruction card at the Meeting, thereby canceling any voting instruction previously given. Proxies executed by a Shareholder may be revoked at any time before they are exercised by a written revocation duly received, by properly executing a later-dated proxy or by attending the Meeting and voting in person, by telephone, fax or the Internet.

Each Shareholder will vote as directed by the voting instruction card, but in the absence of voting instructions in any voting instruction card that is signed and returned, each Shareholder intends to vote “FOR” the applicable proposals and may vote in its discretion with respect to other matters not now known to the Board that may be presented at the Meeting.

Proxy Solicitation

The cost of the Meeting, including the cost of solicitation of proxies and voting instructions, will be borne by AXA Equitable. The principal solicitation will be by mail, but voting instructions also may be solicited by telephone, telegraph, fax, personal interview by officers or agents of EQ Trust or the Internet. Contractholders can provide voting instructions: (1) by Internet at our website at             ; (2) by telephone at 1-800-            ; or (3) by mail, with the enclosed voting instruction card.

Adjournment

If sufficient votes in favor of a proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. Each Shareholder will vote in favor of such adjournment those proxies that it is entitled to vote in favor of the proposal. Each Shareholder will vote against the adjournment those proxies required to be voted against the proposal. AXA Equitable will pay the costs of any additional solicitation and any adjourned session.

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Other Matters

EQ Trust does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement/Prospectus. If other business properly comes before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

EQ Trust is not required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by EQ Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

Prompt execution and return of the enclosed voting instruction card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience. If executed but unmarked voting instructions are received, the Shareholder will vote those unmarked voting instructions in favor of the Reorganization Plan.

The EQ Board, including the Independent Trustees, unanimously recommends that Contractholders instruct the Shareholders to vote “FOR” the Reorganization Agreement, as indicated in each Proposal.

*    *    *    *    *

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APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of this              day of             , 2007, among EQ ADVISORS TRUST, a Delaware statutory trust (“Acquired Trust”), on behalf of EQ/Small Cap Value Portfolio (“EQ Value Portfolio”), EQ/Small Company Growth Portfolio (“EQ Growth Portfolio”), and EQ/Wells Fargo Montgomery Small Cap Portfolio (“EQ/Wells Portfolio”), each a segregated portfolio of assets (“series”) thereof (each, a “Target”), AXA PREMIER VIP TRUST, a Delaware statutory trust (“Acquiring Trust”), on behalf of its AXA Premier VIP Multimanager Small Cap Value Portfolio (“VIP Value Portfolio”) and AXA Premier VIP Multimanager Small Cap Growth Portfolio (“VIP Growth Portfolio”) series (each, an “Acquiring Portfolio”), and, solely for purposes of paragraphs 4.4 and 7, AXA EQUITABLE LIFE INSURANCE COMPANY (“AXA Equitable”). (Each Target and each Acquiring Portfolio is sometimes referred to herein as a “Portfolio,” and each of the Acquired Trust and the Acquiring Trust is sometimes referred to herein as an “Investment Company.”) All agreements, covenants, representations, warranties, actions, and obligations described herein made or to be taken or undertaken by a Portfolio are made and shall be taken or undertaken by the Acquired Trust on each Target’s behalf and by the Acquiring Trust on each Acquiring Portfolio’s behalf, and all rights and benefits created hereunder in favor of a Portfolio shall inure to, and shall be enforceable by, the Investment Company of which it is a series acting on its behalf.

Each Investment Company may sell voting shares of beneficial interest in its Portfolios, $0.001 par value per share (“shares”), to (1) separate accounts of AXA Equitable [and certain affiliated insurance companies (collectively, “Insurance Companies”), (2) the 401(k) plan sponsored by AXA Equitable (“Equitable Plan”) and other tax-qualified retirement plans], and (3) other series of either Investment Company. The Portfolios are underlying investment options for those separate accounts, which fund certain variable annuity certificates and contracts and variable life insurance policies issued by [the Insurance Companies] (collectively, “Contracts”). Under applicable law, the assets of all those separate accounts (i.e., the shares of the Portfolios) are the property of [the Insurance Companies], which are the owners of record of those shares, and are held for the benefit of the Contract holders.

Each Investment Company wishes to effect three separate reorganizations, each described in section 368(a)(1) of the Internal Revenue Code of 1986, as amended (“Code”), and intends this Agreement to be, and adopts it as, a “plan of reorganization” (within the meaning of the regulations under section 368(a) of the Code (“Regulations”). Two reorganizations, one involving EQ Value Portfolio and VIP Value Portfolio and the other involving a Converting Growth Portfolio (as defined below) and VIP Growth Portfolio (each such pair of Portfolios, “corresponding” Portfolios, and each such reorganization, a “Conversion”), each will involve a Target’s changing its identity through a reorganization described in section 368(a)(1)(F) of the Code -- by converting from a series of the Acquired Trust to a series of the Acquiring Trust (which is being established solely for the purpose of acquiring its corresponding Target’s assets and continuing that Portfolio’s business) -- by (1) transferring all its assets to its corresponding Acquiring Portfolio in exchange solely for voting shares therein and that Acquiring Portfolio’s assumption of all that Target’s stated liabilities, (2) distributing those shares pro rata to that Target’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating that Target. The third reorganization (“Merger”) will involve (a) VIP Growth Portfolio’s acquisition of all the assets of the Merging Portfolio (as defined below) in exchange solely for voting shares in VIP Growth Portfolio and its assumption of all the Merging Portfolio’s stated liabilities, (b) the distribution of those shares pro rata to the Merging Portfolio’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (c) the Merging Portfolio’s termination, in a reorganization described in section 368(a)(1)(D) of the Code. Each Conversion and the Merger (each, a “Reorganization”) shall be consummated on the terms and conditions set forth herein.

The consummation of one Reorganization shall not be contingent on the consummation of any other Reorganization. If the shareholders of only one of EQ Growth Portfolio or EQ/Wells Portfolio approve this Agreement before the Effective Time (as defined in paragraph 3.1), the Reorganization in which that Portfolio participates shall be a Conversion; and if the shareholders of both such Targets approve this Agreement, then the Reorganization in which EQ Growth Portfolio participates shall be a Conversion and the Reorganization in which EQ/Wells Portfolio participates shall be the Merger, which shall occur immediately after such Conversion. (Whichever of those Portfolios participates in such Conversion is referred to herein as the “Converting Growth Portfolio,” and the other such Portfolio is referred to herein as the “Merging Portfolio.”) (For convenience, the balance of this Agreement -- except provisions that apply only to, or in the case of or with respect to, a Conversion or the Merger -- refers only to a single Reorganization, one Target, and one Acquiring Portfolio, but the terms and conditions hereof shall apply separately to each Reorganization and the Portfolios participating therein.)

Each Investment Company’s Board of Trustees (each, a “Board”), including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) thereof, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby and (2) has determined that participation in the Reorganization is in its Portfolio’s best interests and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Target offers two classes of shares, designated Class IA and Class IB shares (“Class IA Target Shares” and “Class IB Target Shares,” respectively, and collectively, “Target Shares”). Acquiring Portfolio will offer two classes of shares, designated Class A and Class B shares (“Class A Acquiring Portfolio Shares” and “Class B Acquiring Portfolio Shares,” respectively, and collectively, “Acquiring Portfolio Shares”). The Class A Acquiring Portfolio Shares and the Class B Acquiring Portfolio Shares will be identical to the Class IA Target Shares and Class IB Target Shares, respectively.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1. PLAN OF REORGANIZATION AND TERMINATION

1.1. Subject to the requisite approval of Target’s shareholders and the terms and conditions set forth herein, Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Portfolio. In exchange therefor, Acquiring Portfolio shall —

(a)	(1) in the case of a Conversion, issue and deliver to Target the number of full and fractional (rounded to the eighth decimal place) (i) Class A Acquiring Portfolio Shares equal to the number of full and fractional Class IA Target Shares then outstanding and (ii) Class B Acquiring Portfolio Shares equal to the number of full and fractional Class IB Target Shares then outstanding, and

(2) in the case of the Merger, issue and deliver to the Merging Portfolio the number of full and fractional (rounded to the eighth decimal place) (i) Class A Acquiring Portfolio Shares determined by dividing the Merging Portfolio’s net value (computed as set forth in paragraph 2.1) (“Merging Portfolio Value”) attributable to the Class IA Target Shares by the net asset value (“NAV”) of a Class A Acquiring Portfolio Share (computed as set forth in paragraph 2.2) and (ii) Class B Acquiring Portfolio Shares determined by dividing the Merging Portfolio Value attributable to the Class IB Target Shares by the NAV of a Class B Acquiring Portfolio Share (as so computed), and

(b)	assume all of Target’s liabilities described in paragraph 1.3 (“Liabilities”).

Such transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2. The Assets shall consist of all assets and property -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, and deferred and prepaid expenses shown as assets on Target’s books -- Target owns at the Valuation Time (as defined in paragraph 2.1).

1.3. The Liabilities shall consist of all of Target’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable as of the Effective Time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Target will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

1.4. At or immediately before the Effective Time, the Merging Portfolio shall declare and pay to its shareholders one or more dividends and/or other distributions in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its (a) “investment company taxable income” (within the meaning of section 852(b)(2) of the Code), computed without regard to any deduction for dividends paid, and (b) “net capital gain” (as defined in section 1222(11) of the Code), after reduction by any capital loss carryforward, for the current taxable year through the Effective Time.

1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Portfolio Shares it receives pursuant to paragraph 1.1(a) to certain separate accounts of [the Insurance Companies] (“Target Accounts”) [and the Equitable Plan] (each, a “Shareholder”), in proportion to their Target Shares held of record at the Effective Time and in constructive exchange therefor, and will completely liquidate. That distribution shall be accomplished by the Acquiring Trust’s transfer agent (“Acquiring Trust Transfer Agent”) opening accounts on Acquiring Portfolio’s shareholder records in the Shareholders’

names and transferring those Acquiring Portfolio Shares thereto. Each Shareholder’s account shall be credited with the respective pro rata number of full and fractional (rounded to the eighth decimal place) Acquiring Portfolio Shares due that Shareholder, by class (i.e., the account for each Shareholder that holds Class IA Target Shares shall be credited with the respective pro rata number of full and fractional Class A Acquiring Portfolio Shares due that Shareholder, and the account for each Shareholder that holds Class IB Target Shares shall be credited with the respective pro rata number of full and fractional Class B Acquiring Portfolio Shares due that Shareholder). The aggregate NAV of Acquiring Portfolio Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Shares such Shareholder owned at the Effective Time. All issued and outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target’s shareholder records. Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio Shares issued in connection with the Reorganization. The Acquiring Portfolio in each Conversion shall redeem its Initial Shares (as defined in paragraph 6.5) for $10.00 each at or before the Closing.

1.6. As soon as reasonably practicable after distribution of the Acquiring Portfolio Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target shall be terminated as a series of the Acquired Trust and any further actions shall be taken in connection therewith as required by applicable law.

1.7. Any reporting responsibility of Target to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.8. Any transfer taxes payable on issuance of Acquiring Portfolio Shares in a name other than that of the registered holder on Target’s shareholder records of the Target Shares actually or constructively exchanged therefor shall be paid by the person to whom those Acquiring Portfolio Shares are to be issued, as a condition of that transfer.

2. VALUATION

2.1. For purposes of paragraph 1.1(a)(2), the Merging Portfolio’s net value shall be (a) the value of its Assets computed immediately after the close of regular trading on the New York Stock Exchange, and the declaration of any dividends and/or other distributions, on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in the Acquired Trust’s then-current prospectus and statement of additional information and valuation procedures established by its Board, less (b) the amount of the Liabilities at the Valuation Time.

2.2. For purposes of paragraph 1.1(a)(2), the NAV per share for each class of Acquiring Portfolio Shares shall be computed at the Valuation Time, using the valuation procedures set forth in the Acquiring Trust’s then-current prospectus and statement of additional information and valuation procedures established by its Board.

2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by AXA Equitable, in its capacity as each Investment Company’s administrator, and shall be subject to confirmation by PricewaterhouseCoopers, LLP, each Investment Company’s independent registered public accounting firm (“PwC”).

3. CLOSING AND EFFECTIVE TIME

3.1. Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on the “Closing Dates” specified in the following sentence (“Effective Time”), provided that if the Closings of two or more Reorganizations occur on the same day, the Effective Time for the Merger shall be immediately after the Conversion’s Effective Time. For purposes of the preceding sentence, the Closing Dates shall be (a) in the case of each Conversion, April 27, 2007, or such other date as to which the Investment Companies agree, and (b) in the case of the Merger, a date as to which the Investment Companies agree that is no earlier than the related Conversion’s Closing Date. In the case of the Merger, if at the Valuation Time (a) the New York Stock Exchange or another primary trading market for portfolio securities of either Portfolio (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in either Board’s judgment, accurate appraisal of the value of either Portfolio’s net assets is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading has been fully resumed and such reporting has been restored. The Closing shall be held at the Investment Company’s offices or at such other place as to which the Investment Companies agree.

3.2. The Acquired Trust shall direct the custodian of Target’s assets to deliver at the Closing a certificate of an authorized officer stating and verifying that (a) the Assets it holds will be transferred to Acquiring Portfolio at the Effective Time, (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Portfolio, as reflected on Acquiring Portfolio’s books immediately after the Closing, does or will conform to such information on Target’s books immediately before the Closing.

3.3. The Acquired Trust shall direct its transfer agent (“Acquired Trust Transfer Agent”) to deliver at the Closing a certificate of an authorized officer stating that its records contain the number of full and fractional (rounded to the eighth decimal place) outstanding Target Shares each Shareholder owns at the Effective Time.

3.4. The Acquiring Trust shall direct the Acquiring Trust Transfer Agent to deliver at the Closing a certificate of an authorized officer as to the opening of accounts in the Shareholders’ names on Acquiring Portfolio’s shareholder records and a confirmation, or other evidence satisfactory to the Acquired Trust, that the Acquiring Portfolio Shares to be credited to Target at the Effective Time have been credited to Target’s account on those records.

3.5 Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance reasonably satisfactory to the recipient and dated the Closing Date, to the effect that the representations and warranties it made in this Agreement are true and correct on the Closing Date except as they may be affected by the transactions contemplated by this Agreement.

4. REPRESENTATIONS AND WARRANTIES

4.1. The Acquired Trust, on Target’s behalf, represents and warrants to the Acquiring Trust, on Acquiring Portfolio’s behalf, as follows:

(a)	The Acquired Trust is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware (a “Delaware Statutory Trust”), and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof;

(b)	The Acquired Trust is duly registered under the 1940 Act as an open-end management investment company, and such registration will be in full force and effect as of the Effective Time;

(c)	Target is a duly established and designated series of the Acquired Trust;

(d)	At the Effective Time, the Acquired Trust, on Target’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans” (as referred to in section 851(b)(2) of the Code) or that are restricted to resale by their terms); and on delivery and payment for the Assets, the Acquiring Trust, on Acquiring Portfolio’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(e)	Target is not currently engaged in, and the Acquired Trust’s execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of Delaware law, the Acquired Trust’s Amended and Restated Declaration of Trust (“Acquired Trust Declaration”) or By-Laws (collectively, “Acquired Trust Governing Documents”) or any agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Trust, on Target’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which the Acquired Trust, on Target’s behalf, is a party or by which it is bound;

(f)	All material contracts and other commitments of or applicable to Target (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate, or provision for discharge of any liabilities of Target thereunder will be made, at or before the Effecetive Time, without either Portfolio’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Acquired Trust, on Target’s behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)	No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to the Acquired Trust’s knowledge, threatened against the Acquired Trust with respect to Target or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and the Acquired Trust, on Target’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated, except as otherwise disclosed to the Acquiring Trust;

(h)	Target’s Statement of Assets and Liabilities, including Schedule of Investments, and Statements of Operations and Changes in Net Assets as of and for the year ended on December 31, 2006, have been audited by PwC and present fairly, in all material respects, Target’s financial condition as of such date in accordance with generally accepted accounting principles consistently applied (“GAAP”); and to the Acquired Trust’s management’s best knowledge and belief, there are no known contingent liabilities of Target required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein;

(i)	Since December 31, 2006, there has not been any material adverse change in Target’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target of indebtedness maturing more than one year from the date such indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Target Share due to declines in market values of securities Target holds, the discharge of Target liabilities, or the redemption of Target Shares by its shareholders shall not constitute a material adverse change;

(j)	On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of Target required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)

Target is a “fund” (as defined in section 851(g)(2) of the Code); for each taxable year of its operation (including, in the case of the Merger, the taxable year that ends on the Closing Date), Target has met (or for its current taxable year will meet) the requirements of Subchapter M of Chapter 1 of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (or for such year will be) eligible to and has computed (or for such year will compute) its federal income tax under section 852 of the Code; from the time the Acquired Trust’s Board approved the transactions contemplated by this Agreement (“Approval Time”) through the Effective Time, the Merging Portfolio has invested and will invest its assets in a manner that ensures its compliance with the foregoing; from the time it commenced operations through the Effective Time, the Merging Portfolio has conducted and will conduct its “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) in a substantially unchanged manner; from the Approval Time through the Effective Time, the Merging Portfolio (1) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (i) for the purpose of satisfying VIP Growth Portfolio’s investment objective or policies or (ii) for any other reason except in the ordinary course of its business as a RIC or (2) has not otherwise changed, and will not otherwise change, its historic investment policies; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l)	The Merging Portfolio is in the same line of business as VIP Growth Portfolio is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into such line of business as part of the plan of reorganization;

(m)	As of the Effective Time, at least 33-1/3% of the Merging Portfolio’s portfolio assets will meet VIP Growth Portfolio’s investment objective, strategies, policies, risks, and restrictions, and the Merging Portfolio did not alter and will not alter its portfolio in connection with the Merger to meet such 33-1/3% threshold;

(n)	To the best of the Acquired Trust’s management’s knowledge, as of the record date for the Merging Portfolio’s shareholders entitled to vote on approval of this Agreement, there was no plan or intention by its shareholders to redeem, sell, exchange, or otherwise dispose of a number of Target Shares (or Acquiring Portfolio Shares to be received in the Merger), in connection with the Merger, that would reduce their ownership of the Target Shares (or the equivalent Acquiring Portfolio Shares) to a number of shares that was less than 50% of the number of the Target Shares as of such date;

(o)	All issued and outstanding Target Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Acquired Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Shares will, as of the Effective Time, be held by the persons and in the amounts set forth in the Acquired Trust Transfer Agent’s records, as provided in paragraph 3.3; and Target does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Shares, nor are there outstanding any securities convertible into any Target Shares;

(p)	Target incurred the Liabilities, which with respect to each Conversion are associated with the Assets, in the ordinary course of its business;

(q)	Target is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A) of the Code);

(r)	During the five-year period ending on the Closing Date, (1) neither Target nor any person “related” (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Target Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Portfolio Shares or Target Shares, except for shares redeemed in the ordinary course of Target’s business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (2) no distributions will have been made with respect to Target Shares, other than normal, regular dividend distributions made pursuant to Target’s historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;

(s)	Not more than 25% of the value of Target’s total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

(t)	The Acquired Trust’s current prospectus and statement of additional information including Target (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(u)	The Registration Statement (as defined in paragraph 4.3(a)) (other than written information provided by the Acquiring Trust for inclusion therein) will, on its effective date, on the Closing Date, and as of the time of the Shareholders Meeting (as defined in paragraph 5.1), not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(v)	The Acquired Trust Declaration permits the Acquired Trust to vary its shareholders’ investment; and the Acquired Trust does not have a fixed pool of assets -- each series thereof, including Target, is a managed portfolio of securities, and AXA Equitable and each investment sub-adviser thereof have the authority to buy and sell securities for it; and

(w)	The Acquiring Portfolio Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

4.2. The Acquiring Trust, on Acquiring Portfolio’s behalf, represents and warrants to the Acquired Trust, on Target’s behalf, as follows:

(a)	The Acquiring Trust is a Delaware Statutory Trust, and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof;

(b)	The Acquiring Trust is duly registered under the 1940 Act as an open-end management investment company, and such registration will be in full force and effect as of the Effective Time;

(c)	Acquiring Portfolio will be a duly established and designated series of the Acquiring Trust before the Effective Time;

(d)	With respect to each Conversion, (1) Acquiring Portfolio has not commenced operations and will not do so until after the Closing and (2) before the Closing, there will be no (i) issued and outstanding Acquiring Portfolio Shares, (ii) options, warrants, or other rights to subscribe for or purchase any Acquiring Portfolio Shares, (iii) securities convertible into any Acquiring Portfolio Shares, or (iv) any other securities issued by Acquiring Portfolio, except the Initial Shares;

(e)	No consideration other than Acquiring Portfolio Shares (and Acquiring Portfolio’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f)	Acquiring Portfolio is not engaged currently, and the Acquiring Trust’s execution, delivery, and performance of this Agreement will not result, in (1) a material violation of the Acquiring Trust’s Agreement and Declaration of Trust (“Acquiring Trust Declaration”) or By-Laws (collectively, “Acquiring Trust Governing Documents”) or of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Trust, on Acquiring Portfolio’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which the Acquiring Trust, on Acquiring Portfolio’s behalf, is a party or by which it is bound;

(g)	No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to the Acquiring Trust’s knowledge, threatened against the Acquiring Trust with respect to Acquiring Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and the Acquiring Trust, on Acquiring Portfolio’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated, except as otherwise disclosed to the Acquired Trust;

(h)

Acquiring Portfolio will be a “fund” (as defined in section 851(g)(2) of the Code) as of the Effective Time; with respect to a Conversion, Acquiring Portfolio will meet the requirements of Subchapter M for qualification as a RIC for its taxable year in which the Conversion occurs and it intends to continue to meet all such requirements for the next taxable year; and with respect to the Merger, (1) for each taxable year of its operation (including the taxable year that includes the Closing Date), Acquiring Portfolio has met (or for such year will meet) those requirements and has been (or for such year will be) eligible to and has computed (or for such year will compute) its federal income tax under section 852 of the Code, and (2) Acquiring Portfolio has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(i)	Acquiring Portfolio does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor are there outstanding any securities convertible into any Acquiring Portfolio Shares;

(j)	VIP Value Portfolio has no plan or intention to issue additional Acquiring Portfolio Shares following the Conversion in which it participates, and VIP Growth Portfolio has no plan or intention to issue additional Acquiring Portfolio Shares following the Merger, except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Portfolio, or any person “related” (within the meaning of section 1.368-1(e)(3) of the Regulations) to it, have any plan or intention to acquire -- during the five-year period beginning on the Closing Date, either directly or through any transaction, agreement, or arrangement with any other person -- with consideration other than Acquiring Portfolio Shares, any Acquiring Portfolio Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act;

(k)	Following the Merger, VIP Growth Portfolio (1) will continue the Merging Portfolio’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) will use a significant portion of the Merging Portfolio’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, VIP Growth Portfolio (3) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

(l)	VIP Growth Portfolio is in the same line of business as the Merging Portfolio was in preceding the Merger, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into such line of business as part of the plan of reorganization; following the Merger, VIP Growth Portfolio will continue, and has no intention to change, such line of business; and as of the Effective Time, (1) at least 33-1/3% of the Merging Portfolio’s portfolio assets will meet VIP Growth Portfolio’s investment objective, strategies, policies, risks, and restrictions and (2) VIP Growth Portfolio has no plan or intention to change its investment objective or any of its investment strategies, policies, risks, or restrictions after the Merger;

(m)	There is no plan or intention for Acquiring Portfolio to be dissolved or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2) of the Code) following the Reorganization;

(n)	With respect to the Merger, VIP Growth Portfolio does not directly or indirectly own, nor as of the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Target Shares;

(o)	During the five-year period ending on the Closing Date, neither Acquiring Portfolio nor any person “related” (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Target Shares with consideration other than Acquiring Portfolio Shares;

(p)	Assuming the truthfulness of the Acquired Trust’s representation and warranty in paragraph 4.1(s), immediately after the Reorganization, (1) not more than 25% of the value of Acquiring Portfolio’s total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

(q)	The Acquiring Portfolio Shares to be issued and delivered to Target, for the Shareholders’ benefit, pursuant to the terms of this Agreement, (1) will on the Closing Date have been duly authorized and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) and (2) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Portfolio Shares and will be fully paid and non-assessable by the Acquiring Trust;

(r)	The Registration Statement (other than written information provided by the Acquired Trust for inclusion therein) will, on its effective date, on the Closing Date, and as of the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(s)	The Acquiring Trust Declaration permits the Acquiring Trust to vary its shareholders’ investment; and the Acquiring Trust does not have a fixed pool of assets — each series thereof, including Acquiring Portfolio (after it commences operations), is or will be a managed portfolio of securities, and AXA Equitable and each investment sub-adviser thereof have the authority to buy and sell securities for it.

4.3. Each Investment Company, on its respective Portfolio’s behalf, represents and warrants to the other Investment Company, on its respective Portfolio’s behalf, as follows:

(a)

No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws for its execution or performance of this Agreement, except for (1) the Acquiring Trust’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Portfolio Shares issuable hereunder, and any supplement or amendment thereto (“Registration Statement”), and (2) consents, approvals, authorizations, and filings that have been made or received or may be required subsequent to the Closing Date;

(b)	The fair market value of the Acquiring Portfolio Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it actually or constructively surrenders in exchange therefor;

(c)	Its management (1) is unaware of any plan or intention of the Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person “related” (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Portfolio or (ii) any portion of the Acquiring Portfolio Shares they receive in the Reorganization to any person “related” (within such meaning) to Acquiring Portfolio, (2) does not anticipate dispositions of those Acquiring Portfolio Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (3) expects that the percentage of shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (4) does not anticipate that there will be extraordinary redemptions of Acquiring Portfolio Shares immediately following the Reorganization;

(d)	The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;

(e)	The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Portfolio and those to which the Assets are subject;

(f)	There is no intercompany indebtedness between the Portfolios participating in the Merger that was issued or acquired, or will be settled, at a discount;

(g)	Pursuant to the Merger, the Merging Portfolio will transfer to VIP Growth Portfolio, and VIP Growth Portfolio will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, the Merging Portfolio held immediately before the Merger; for the purposes of the foregoing, any amounts the Merging Portfolio uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Merger (except (1) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (2) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax) will be included as assets held thereby immediately before the Merger;

(h)	Immediately after the Merger, the Insurance Companies (through The Target Accounts) will own shares constituting “control” (as defined in section 304(c) of the Code) of VIP Growth Portfolio;

(i)	None of the compensation AXA Equitable receives as a service provider to Target will be separate consideration for, or allocable to, any of the Target Shares that AXA Equitable held on The Target Accounts’ behalf; none of the Acquiring Portfolio Shares AXA Equitable receives on their behalf will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to AXA Equitable will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(j)	No expenses incurred by Target or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Portfolio, AXA Equitable, or any third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Portfolio Shares will be transferred to Target or any of its shareholders with the intention that such cash or property be used to pay any expenses (even Reorganization Expenses) thereof;

(k)	The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 4.1(r), 4.2(j), and 4.2(o) will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in Target on the Closing Date;

(l)	Immediately after a Conversion, the Shareholders will own all the Acquiring Portfolio Shares and will own such shares solely by reason of their ownership of the Target Shares immediately before the Conversion; and

(m)	Immediately after a Conversion, Acquiring Portfolio will hold the same assets -- except for assets used to pay the Portfolios’ expenses incurred in connection with the Conversion — and be subject to the same liabilities that Target held or was subject to immediately before the Conversion, plus any liabilities for such expenses; and such excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) Target made immediately preceding the Conversion, will, in the aggregate, constitute less than 1% of its net assets.

4.4. AXA Equitable represents and warrants that, with respect to the Merger, based on its review of the investment portfolios of EQ Growth Portfolio and EQ/Wells Portfolio (one of which will be the Converting Growth Portfolio, the Assets of which will become all the initial assets of VIP Growth Portfolio, and the other of which will be the Merging Portfolio), it has determined that their respective portfolio holdings generally are compatible and, as a result, believes that substantially all of the Merging Portfolio’s assets can be transferred to and held by VIP Growth Portfolio pursuant to the Merger.

5. COVENANTS

5.1. The Acquired Trust covenants to call a meeting of Target’s shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein (“Shareholders Meeting”).

5.2. The Acquired Trust covenants that it will assist the Acquiring Trust in obtaining information the Acquiring Trust reasonably requests concerning the beneficial ownership of Target Shares.

5.3. The Acquired Trust covenants that it will turn over its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to the Acquiring Trust at the Closing.

5.4. Each Investment Company covenants to cooperate in preparing the Registration Statement in compliance with applicable federal and state securities laws.

5.5. Each Investment Company covenants that it will, from time to time, as and when requested by the other Investment Company, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) Acquiring Portfolio, title to and possession of all the Assets, and (b) Target, title to and possession of the Acquiring Portfolio Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

5.6. The Acquiring Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and state securities laws it deems appropriate to continue its operations after the Closing Date.

5.7. Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6. CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made as of such time, and (c) the following further conditions that, as of or before such time:

6.1. All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment

Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Portfolio’s assets or properties.

6.2. On the Closing Date, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

6.3. The Investment Companies shall have received an opinion of Kirkpatrick & Lockhart Preston Gates LLP (“Counsel”) substantially to the effect that:

(a)	Target is a duly established series of the Acquired Trust, a trust that is validly existing as a statutory trust under the laws of the State of Delaware, and Acquiring Portfolio is a duly established series of the Acquiring Trust, also such a trust;

(b)	This Agreement has been duly authorized and adopted by each Investment Company on its respective Portfolio’s behalf;

(c)	The Acquiring Portfolio Shares to be issued and distributed to the Shareholders under this Agreement have been duly authorized and, on their issuance and delivery in accordance with this Agreement, will be validly issued, fully paid, and non-assessable;

(d)	The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate any provision of the Acquired Trust Governing Documents or Acquiring Trust Governing Documents or, to Counsel’s knowledge, any obligation of either Investment Company under the express terms of any court order that names the Investment Company and is specifically directed to it or its property, except as set forth in such opinion;

(e)	To Counsel’s knowledge (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by either Investment Company, on its respective Portfolio’s behalf, of the transactions contemplated herein, except any that have been obtained and are in effect and exclusive of any required under state securities laws;

(f)	Each Investment Company is registered with the Commission as an investment company, and to Counsel’s knowledge no order has been issued or proceeding instituted to suspend either such registration; and

(g)	To Counsel’s knowledge (without any independent inquiry or investigation), as of the date of the opinion, there is no action or proceeding pending before any court or governmental agency, or overtly threatened in writing against either Investment Company (with respect to its respective Portfolio) or any of its properties or assets attributable or allocable to its respective Portfolio that seeks to enjoin the performance or affect the enforceability of this Agreement, except as set forth in such opinion.

In rendering such opinion, Counsel need not undertake any independent investigation, examination, or inquiry to determine the existence or absence of any facts, need not cause a search to be made of court records or liens in any jurisdiction with respect to either Investment Company or Portfolio, and may (1) rely, as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, (2) make assumptions that the execution, delivery, and performance of any agreement, instrument, or document by any person or entity other than an Investment Company has been duly authorized, (3) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof and other assumptions customary for opinions of such type, (4) limit such opinion to applicable federal and state law, (5) define the word “knowledge” and related terms to mean the actual knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization and not to include matters as to which such attorneys could be deemed to have constructive knowledge, and (6) rely as to matters of fact on certificates of public officials and statements contained in officers’ certificates.

6.4. The Investment Companies shall have received an opinion of Counsel as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it, and in separate letters addressed to Counsel. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a)	Acquiring Portfolio’s acquisition of the Assets in exchange solely for Acquiring Portfolio Shares and its assumption of the Liabilities, followed by Target’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Target Shares, will qualify as a “reorganization” (as defined in section 368(a)(1) of the Code), and each Portfolio will be “a party to a reorganization” within the meaning of section 368(b) of the Code;

(b)	Target will recognize no gain or loss on the transfer of the Assets to Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and Acquiring Portfolio’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Target Shares;

(c)	Acquiring Portfolio will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Portfolio Shares and its assumption of the Liabilities;

(d)	Acquiring Portfolio’s basis in each Asset will be the same as Target’s basis therein immediately before the Reorganization, and Acquiring Portfolio’s holding period for each Asset will include Target’s holding period therefor (except where Acquiring Portfolio’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)	A Shareholder will recognize no gain or loss on the exchange of all its Target Shares solely for Acquiring Portfolio Shares pursuant to the Reorganization; and

(f)	A Shareholder’s aggregate basis in the Acquiring Portfolio Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it actually or constructively surrenders in exchange for those Acquiring Portfolio Shares, and its holding period for those Acquiring Portfolio Shares will include, in each instance, its holding period for those Target Shares, provided the Shareholder holds them as capital assets on the Closing Date.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Portfolios or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

6.5. Before the Closing of a Conversion, the Acquiring Trust’s Board shall have authorized the issuance of, and the Acquiring Portfolio participating therein shall have issued, one Acquiring Portfolio Share in each class (“Initial Shares”) to AXA Equitable or an affiliate thereof in consideration of the payment of $10.00 each to vote on the investment management and sub-advisory contracts, distribution and service plan, and other agreements and plans referred to in paragraph 6.6 and to take whatever other action it may be required to take as such Acquiring Portfolio’s sole shareholder.

6.6. With respect to each Conversion, the Acquiring Trust (on behalf of and with respect to the Acquiring Portfolio participating therein) shall have entered into, or adopted, as appropriate, an investment management contract, a sub-advisory contract, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for such Acquiring Portfolio’s operation as a series of an open-end investment company. Each such contract, plan, and agreement shall have been approved by the Acquiring Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are not “interested persons” (as defined in the 1940 Act) thereof and by AXA Equitable or its affiliate as the Acquiring Portfolio’s sole shareholder.

6.7. At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 6.1 and 6.4) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Portfolio’s shareholders’ interests.

7. EXPENSES

Subject to compliance with the representation and warranty in paragraph 4.3(j), AXA Equitable will bear the total Reorganization Expenses. The Reorganization Expenses include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing the Registration Statement, and printing and distributing Acquiring Portfolio’s prospectus and Target’s proxy materials, (2) legal, accounting, and securities registration fees, and (3) expenses of holding the Shareholders Meeting (including any adjournments thereof) but exclude explicit brokerage expenses associated with restructuring the Portfolios in connection with the Reorganization. Notwithstanding the foregoing, expenses shall be paid by the Portfolio directly incurring them if and to the extent that the payment thereof by another person would result in such Portfolio’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

8. ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9. TERMINATION

This Agreement may be terminated at any time at or before the Closing:

9.1. By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before September 30, 2007, or such other date as to which the Investment Companies agree; or

9.2. By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 9.1(c) or 9.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

10. AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Target’s shareholders’ approval thereof; provided that, following such approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

11. SEVERABILITY

Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms and provisions of this Agreement in any other jurisdiction.

12. MISCELLANEOUS

12.1. This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

12.2. Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than each Investment Company (on its respective Portfolio’s behalf) and its respective successors and assigns any rights or remedies under or by reason of this Agreement.

12.3. Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees and not individually. Each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, or shareholders or any series of the Investment Company other than its Portfolio but are only binding on and enforceable against its Portfolio’s property. Each Investment Company, in asserting any rights or claims under this Agreement on its Portfolio’s behalf, shall look only to the other Portfolio’s property in settlement of such rights or claims and not to the property of any other series of the other Investment Company or to such trustees, officers, or shareholders.

12.4. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

EQ ADVISORS TRUST, on behalf of its series, EQ/Small Cap Value Portfolio, EQ/Small Company Growth Portfolio, and EQ/Wells Fargo Montgomery Small Cap Portfolio

By:
Steven M. Joenk
President and Chief Executive Officer

AXA PREMIER VIP TRUST, on behalf of its series, AXA Premier VIP Multimanager Small Cap Value Portfolio and AXA Premier VIP Multimanager Small Cap Growth Portfolio

By:
Kenneth T. Kozlowski
Chief Financial Officer

Solely for purposes of paragraphs 4.4 and 7,

AXA EQUITABLE LIFE INSURANCE COMPANY

By:
Steven M. Joenk
Senior Vice President

APPENDIX B

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, to EQ Trust’s knowledge, the following persons owned beneficially or of record 5% or more of the Class IA or Class IB shares of an Acquired Portfolio. As of the Record Date, the Acquiring Portfolios did not have any shares outstanding.

Shareholder’s or Contractholder’s Name/Address	Percent Beneficial Ownership of Shares of the Acquired Portfolio	Percent Beneficial Ownership of Shares of Combined Portfolio (assuming both Reorganizations occur)
EQ Growth Portfolio – Class IA
EQ Growth Portfolio – Class IB
EQ Montgomery Portfolio – Class IA
EQ Montgomery Portfolio – Class IB
EQ Value Portfolio – Class IA
EQ Value Portfolio – Class IB

B-1

STATEMENT OF ADDITIONAL INFORMATION

Dated: February __, 2007

EQ ADVISORS TRUST

EQ/Small Company Growth Portfolio

EQ/Small Cap Value Portfolio

EQ/Wells Fargo Montgomery Small Cap Portfolio

1290 Avenue of the Americas

New York, New York 10104

AXA PREMIER VIP TRUST

Multimanager Small Cap Growth Portfolio

Multimanager Small Cap Value Portfolio

1290 Avenue of the Americas

New York, New York 10104

Acquisition of the assets and assumption of the liabilities of:	By and in exchange for shares of:

EQ/Small Company Growth Portfolio EQ/Wells Fargo Montgomery Small Cap Portfolio	Multimanager Small Cap Growth Portfolio

EQ/Small Cap Value Portfolio	Multimanager Small Cap Value Portfolio

series of: EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104	series of: AXA Premier VIP Trust 1290 Avenue of the Americas New York, NY 10104

This Statement of Additional Information (the “SAI”) is available to shareholders of the EQ/Small Company Growth Portfolio (“EQ Growth Portfolio”), EQ/Wells Fargo Montgomery Small Cap Portfolio (“EQ Montgomery Portfolio”) and EQ/Small Cap Value Portfolio (“EQ Value Portfolio”) (each, an “Acquired Portfolio”), each a series of EQ Advisors Trust (“EQ Trust”), in connection with the proposed transaction whereby all of the assets and liabilities of each Acquired Portfolio will be transferred to the Multimanager Small Cap Growth Portfolio and Multimanager Small Cap Value Portfolio, as applicable (each, an “Acquiring Portfolio”), each a series of the AXA Premier VIP Trust (the “VIP Trust” or “Trust”), in exchange for shares of the corresponding Acquiring Portfolio (the “Reorganizations”).

This SAI consists of this cover page, the information set forth below and the following described document, which are incorporated by reference herein and accompany this SAI:

(1)	The Annual Report to Shareholders of EQ Trust, which includes information relating to each Acquired Portfolio, for the fiscal year ended December 31, 2005; and

(2)	The Semi-Annual Report to Shareholders of EQ Trust, with respect to the Acquired Portfolios for the six-month period ended June 30, 2006.

This SAI is not a prospectus. A Combined Proxy Statement and Prospectus dated February __, 2007 relating to the Reorganizations (the “Proxy Statement/Prospectus”) may be obtained, without charge, by writing to VIP Trust at 1290 Avenue of the Americas, New York, New York 10104 or calling 1-877-222-2144. This SAI should be read in conjunction with the Proxy Statement/Prospectus.

1

2

DESCRIPTION OF THE TRUST

AXA Premier VIP Trust (the “Trust”) is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized as a Delaware statutory trust on October 2, 2001. (See “Other Information”).

The Trust currently offers two classes of shares on behalf of twenty-two (22) portfolios. The Board of Trustees is permitted to create additional portfolios. The assets of the Trust received for the issue or sale of shares of each of its portfolios and all income, earnings, profits and proceeds thereof, subject to the rights of creditors, are allocated to such portfolio, and constitute the underlying assets of such portfolio. The underlying assets of each portfolio of the Trust shall be charged with the liabilities and expenses attributable to such portfolio, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust shall be allocated between or among any one or more of its portfolios or classes.

This SAI relates to the following two (2) portfolios: (i) Multimanager Small Cap Growth Portfolio (“VIP Growth Portfolio”) and (ii) Multimanager Small Cap Value Portfolio (“VIP Value Portfolio”) (each, a “portfolio” and together, the “portfolios”).

The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”) issued or to be issued by AXA Equitable or other affiliated or unaffiliated insurance companies. Shares also may be sold to tax-qualified retirement plans.

The Trust does not currently foresee any disadvantage to Contract owners arising from offering the Trust’s shares to separate accounts of insurance companies that are unaffiliated with one another or to tax-qualified retirement plans. However, it is theoretically possible that the interests of owners of various Contracts participating in the Trust through separate accounts or of the plan participants might at some time be in conflict. In the case of a material irreconcilable conflict, one or more separate accounts or a retirement plan might withdraw their investments in the Trust, which might force the Trust to sell portfolio securities at disadvantageous prices. The Trust’s Board of Trustees will monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and tax-qualified retirement plans and will take whatever remedial action may be necessary.

THE PORTFOLIOS

VIP Growth Portfolio. The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small-capitalization companies. Small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Growth Index at the time of investment. The portfolio may invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The portfolio may invest up to 20% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

VIP Value Portfolio. The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small-capitalization companies. Small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Value Index at the time of investment. The portfolio may invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The portfolio may invest up to 20% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

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Fundamental Restrictions

Each portfolio has adopted certain investment restrictions that are fundamental and may not be changed without approval by a “majority” vote of the portfolio’s shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such portfolio. Set forth below are each of the fundamental restrictions adopted by each of the portfolios.

Each portfolio will not:

(1) purchase securities of any one issuer if, as a result, more than 5% of the portfolio’s total assets would be invested in securities of that issuer or the portfolio would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the portfolio’s total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

The following interpretations apply to, but are not a part of, this fundamental restriction: (1) mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company and (2) each portfolio will not consider repurchase agreements to be subject to the above-stated 5% limitation if the collateral underlying the repurchase agreements consists exclusively of obligations issued or guaranteed by the United States government, its agencies or instrumentalities.

(2) purchase any security if, as a result of that purchase, 25% or more of the portfolio’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

(3) issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of 33 1/3% of the portfolio’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that each portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

(4) make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

(5) engage in the business of underwriting securities of other issuers, except to the extent that the portfolio might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

(6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that each portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

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(7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but each portfolio may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Non-Fundamental Restrictions

The following investment restrictions apply generally to each portfolio but are not fundamental. They may be changed for any portfolio by the Board of Trustees of the Trust and without a vote of that portfolio’s shareholders.

Each portfolio will not:

(1) invest more than 15% of its net assets in illiquid securities.

(2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that each portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(3) engage in short sales of securities or maintain a short position, except that each portfolio may (a) engage in covered short sales and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(4) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules and orders thereunder and except that (i) this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger and (ii) each portfolio may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.

(5) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

VIP Growth Portfolio and VIP Value Portfolio each have a policy regarding how at least 80% of its assets will be invested, and neither of these portfolios may change their respective policy without giving at least sixty (60) days’ written notice to its shareholders to the extent required by the SEC rules.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

In addition to the portfolios’ principal investment strategies discussed in the Prospectus, each portfolio may engage in other types of investment strategies further described below. Each portfolio may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the portfolio’s own investment restrictions. The portfolios that anticipate committing 5% or more of their net assets to a particular type of investment strategy or instrument are specifically referred to in the descriptions below of such investment strategy or instrument.

Asset-Backed Securities. (Both portfolios) Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Bonds. (Both portfolios) Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities

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are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a portfolio’s investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer’s own financial condition or in economic conditions.

Credit Ratings. Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to commercial paper and corporate bonds by Moody’s and S&P is included in Appendix A to this SAI. The process by which Moody’s and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond’s rating. Subsequent to a bond’s purchase by a portfolio, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the portfolio. The portfolios may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In addition to ratings assigned to individual bond issues, the applicable sub-adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer’s obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

Brady Bonds. (VIP Value Portfolio) Brady Bonds are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. Each portfolio can invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the sub-advisers to that portfolio.

Collateralized Debt Obligations. (VIP Value Portfolio) Collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically

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collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the portfolios as illiquid securities; however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A (under the Securities Act of 1933) transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the portfolios’ Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the portfolios may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Convertible Securities. (Both portfolios) A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a portfolio is called for redemption, the portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party.

Credit and Liquidity Enhancements. A portfolio may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the portfolio to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a portfolio and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a portfolio to use them when the portfolio wishes to do so.

Non-Investment Grade Bonds. (Both Portfolios) Investment grade bonds are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable sub-adviser to be of comparable quality. Moody’s considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the

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case for higher rated debt securities. Bonds rated D by S&P are in payment default or such rating is assigned upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Bonds rated C by Moody’s are in the lowest rated class and can be regarded as having extremely poor prospects of attaining any real investment standing. References to rated bonds in the Prospectus or this SAI include bonds that are not rated by a rating agency but that the applicable sub-adviser determines to be of comparable quality.

Non-investment grade bonds (commonly known as “junk bonds” and sometimes referred to as “high yield, high risk bonds”) are rated Ba or lower by Moody’s, BB or lower by S&P, comparably rated by another rating agency or, if unrated, determined by a portfolio’s sub-adviser to be of comparable quality. A portfolio’s investments in non-investment grade bonds entail greater risk than its investments in higher rated bonds. Non-investment grade bonds are considered predominantly speculative with respect to the issuer’s ability to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Non-investment grade bonds generally offer a higher current yield than that available for investment grade issues; however, they involve greater risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full.

The market for non-investment grade bonds, especially those of foreign issuers, has expanded rapidly in recent years, which has been a period of generally expanding growth and lower inflation. These securities will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. This has been reflected in recent volatility in emerging market securities. In the past, many lower rated bonds experienced substantial price declines reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated bonds rose dramatically. However, those higher yields did not reflect the value of the income stream that holders of such securities expected. Rather, they reflected the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that those declines will not recur.

The market for non-investment grade bonds generally is thinner and less active than that for higher quality securities, which may limit a portfolio’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade bonds, especially in a thinly traded market.

Depositary Receipts. (Both portfolios) Depositary receipts exist for many foreign securities and are securities representing ownership interests in securities of foreign companies (an “underlying issuer”) and are deposited with a securities depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated depositary receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the U.S. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Although there may be more reliable information available regarding issuers of certain ADRs that are issued under so-called “sponsored” programs and ADRs do not involve foreign currency risks, ADRs and other depositary receipts are subject to the risks of other investments in foreign securities, as described directly above.

Depositary receipts may be “sponsored” or “unsponsored.” Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a

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depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. For purposes of a portfolio’s investment policies, its investment in depositary receipts will be deemed to be investments in the underlying securities except as noted.

Derivatives. Derivatives are financial products or instruments that derive their value from the value of one or more underlying assets, reference rates or indices. Derivatives include, but are not limited to, the following: asset-backed securities, floaters and inverse floaters, hybrid instruments, mortgage-backed securities, options and future transactions, stripped mortgage-backed securities, structured notes and swaps. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Dollar Rolls. In a dollar roll, a portfolio sells mortgage-backed or other securities for delivery on the next regular settlement date for those securities and, simultaneously, contracts to purchase substantially similar securities for delivery on a later settlement date. Dollar rolls also are subject to a portfolio’s fundamental limitation on borrowings.

Dollar roll transactions involve the risk that the market value of the securities a portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom a portfolio sells securities becomes insolvent, the portfolio’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the sub-adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Equity Securities. (Both portfolios) Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock has certain fixed income features, like a bond, but actually it is an equity security that is senior to a company’s common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company’s financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a portfolio may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

Eurodollar and Yankee Dollar Obligations. (Both portfolios) Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers.

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Event-Linked Bonds. Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-fund losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities or Non-Publicly Traded Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the portfolio.

Floaters (Both portfolios) and Inverse Floaters. Floaters and Inverse Floaters are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”

Foreign Currency. (Both portfolios) A portfolio may purchase securities denominated in foreign currencies including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a portfolio’s assets and income. In addition, although a portion of a portfolio’s investment income may be received or realized in such currencies, the portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a portfolio’s income has been earned and computed in U.S. dollars but before conversion and payment, the portfolio could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. Certain portfolios may also invest in the following types of foreign currency transactions:

Forward Foreign Currency Transactions. (Both portfolios) A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

A portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A portfolio’s use of such contracts will include, but not be limited to, the following situations.

First, when the portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

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Second, when a portfolio’s sub-adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the portfolio’s portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, the portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the portfolio.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the sub-adviser to the portfolio believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the portfolio will be served.

A portfolio may enter into forward contracts for any other purpose consistent with the portfolio’s investment objective and program. However, the portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the portfolio’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the portfolio may net offsetting positions.

At the maturity of a forward contract, a portfolio may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract. If a portfolio retains the portfolio security and engages in an offsetting transaction, the portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between a portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Although each portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A portfolio will convert foreign securities to U.S. dollars and vice versa from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a portfolio at one rate, while offering a lesser rate of exchange should the portfolio desire to resell that currency to the dealer.

Foreign Currency Options, Foreign Currency Futures Contracts and Options on Futures. (Both portfolios) The portfolios may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies. Each portfolio, if permitted in the Prospectus, may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The portfolios will write options on foreign currency or on foreign currency futures contracts only if they are “covered.” A put on a foreign currency or on a foreign currency futures contract written by a

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portfolio will be considered “covered” if, so long as the portfolio is obligated as the writer of the put, it segregates, either on its records or with the portfolio’s custodian, cash or other liquid securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by the portfolio will be considered “covered” only if the portfolio segregates, either on its records or with the portfolio’s custodian, cash or other liquid securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by a portfolio, sold by a portfolio but not yet delivered or anticipated to be purchased by a portfolio. As an illustration, a portfolio may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, a portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

Over the Counter Options on Foreign Currency Transactions. (Both portfolios) The portfolios may engage in over-the-counter options on foreign currency transactions. The portfolios may engage in over-the-counter options on foreign currency transactions only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The portfolios may only enter into forward contracts on currencies in the over-the-counter market. The sub-advisers may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. Over-the-counter options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter.

Hedging transactions involve costs and may result in losses. The portfolios may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A portfolio will engage in over-the-counter options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the sub-adviser’s opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A portfolio’s ability to engage in hedging and related option transactions may be limited by tax considerations.

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the portfolios own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

Each portfolio will not speculate in foreign currency options, futures or related options. Accordingly, a portfolio will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

Foreign Securities. (Both portfolios) The portfolios may also invest in other types of foreign securities or engage in the certain types of transactions related to foreign securities, such as Brady Bonds, Depositary Receipts, Eurodollar and Yankee Dollar Obligations and Foreign Currency Transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

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Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes that reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a portfolio’s investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement,” which can result in losses to a portfolio.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global portfolios are usually somewhat higher than those of typical domestic stock portfolios.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See “Emerging Market Securities” below for additional risks.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and well developed stock markets, such as those in some Eastern European, Southeast Asian and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below.

Emerging Market Securities. (Both portfolios) Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the portfolio can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries) and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast

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Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, a portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Eastern European and Russian Securities. (Both portfolios) The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 50 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a portfolio’s investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the U.S. and other more developed markets. Ownership of equity securities in Russian companies is evidenced by entries in a company’s share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record shares and companies themselves maintain share registers.

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Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. For example, although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices could cause a delay in the sale of Russian securities by a portfolio if the company deems a purchaser unsuitable, which may expose a portfolio to potential loss on its investment.

In light of the risks described above, the Board of Trustees of the Trust has approved certain procedures concerning a portfolio’s investments in Russian securities. Among these procedures is a requirement that a portfolio will not invest in the securities of a Russian company unless that issuer’s registrar has entered into a contract with a portfolio’s custodian containing certain protective conditions, including, among other things, the custodian’s right to conduct regular share confirmations on behalf of a portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that a portfolio would otherwise make.

Pacific Basin Region. (Both portfolios) Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the European Community. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a portfolio. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a portfolio’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a portfolio’s assets denominated in those currencies.

China Companies. Investing in China, Hong Kong and Taiwan involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, particularly in China; (f) currency exchange rate fluctuations and the lack of available currency hedging instruments; (g) higher rates of inflation; (h) controls on foreign investment and limitations on repatriation of invested capital and on the portfolio’s ability to exchange local currencies for U.S. dollars; (i) greater

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governmental involvement in and control over the economy; (j) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (k) the fact that China companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (l) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (m) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (n) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (o) the fact that the settlement period of securities transactions in foreign markets may be longer; (p) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (q) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (r) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (s) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.

Investment in China, Hong Kong and Taiwan is subject to certain political risks. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in the portfolio involves risk of a total loss. The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

Forward Commitments, When-Issued and Delayed Delivery Securities. (Both portfolios) Forward commitments, including “TBA” (to be announced), when-issued and delayed delivery transactions arise when securities are purchased by a portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the portfolio at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a portfolio anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a portfolio purchases securities on a forward commitment, when-issued or delayed delivery basis it does not pay for the securities until they are received, and the portfolio is required to designate the segregation, either on the records of the sub-adviser or with the Trust’s custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the portfolio’s forward commitments, when-issued or delayed delivery commitments or to enter into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the portfolio’s other assets. Where such purchases are made through dealers, a portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a portfolio of an advantageous yield or price.

A portfolio will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the portfolio may close out its position prior to the settlement date by entering into a matching sales transaction.

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Although none of the portfolios intends to make such purchases for speculative purposes and each portfolio intends to adhere to the policies of the SEC, purchases of securities on such a basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if a portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a portfolio’s payment obligation).

Health Care Sector Risk. (Both Portfolios) The health care sector generally is subject to substantial government regulation. Changes in governmental policy or regulation could have a material effect on the demand for products and services offered by companies in the health care sector and therefore could affect the performance of the portfolio. Regulatory approvals are generally required before new drugs and medical devices or procedures may be introduced and before the acquisition of additional facilities by health care providers. In addition, the products and services offered by such companies may be subject to rapid obsolescence caused by technological and scientific advances.

Hybrid Instruments. (VIP Growth Portfolio) Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a portfolio may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a United States dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

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Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors that are unrelated to the operations or credit quality of the issuer of the hybrid instrument and that may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the Commodity Futures Trading Commission (“CFTC”), which generally regulates the trading of commodity futures by persons in the United States, the SEC, which regulates the offer and sale of securities by and to persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the portfolio.

Illiquid Securities or Non-Publicly Traded Securities. (Both portfolios) The inability of a portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair a portfolio’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a portfolio which are eligible for resale pursuant to Rule 144A will be monitored by each portfolio’s sub-adviser on an ongoing basis, subject to the oversight of the adviser. In the event that such a security is deemed to be no longer liquid, a portfolio’s holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a portfolio having more than 15% of its assets invested in illiquid or not readily marketable securities.

Rule 144A Securities will be considered illiquid and therefore subject to a portfolio’s limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid.

In reaching liquidity decisions, the Board of Trustees and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

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In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Insured Bank Obligations. (Both portfolios) The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $100,000. The portfolios may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a portfolio will treat such obligations as subject to the limit for illiquid investments for each portfolio unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Investment Company Securities. (Both portfolios) Investment company securities are securities of other open-end or closed-end investment companies. Except for so-called fund-of-funds, the 1940 Act generally prohibits a portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the portfolio’s total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

Exchange Traded Funds (“ETFs”). (Both portfolios) These are a type of investment company security bought and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market index. The portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.

Passive Foreign Investment Companies. (Both portfolios) The portfolios may purchase the securities of certain foreign entities called passive foreign investment companies (“PFICs”). Such entities have been the only or primary way to invest in foreign countries that limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. In addition to bearing their proportionate share of a portfolio’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above, as well as contain tax consequences (see section entitled “Taxation”).

Investment Grade Securities. (Both portfolios) Investment grade securities are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable sub-adviser to be of comparable quality. Securities with the lower investment grade ratings, while normally exhibiting adequate protection parameters, speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Loan Participations and Assignments. Investments in secured or unsecured fixed or floating rate loans (“Loans”) arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions (“Lenders”) may be in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in the portfolio’s having a contractual relationship only with the Lender, not with the borrower. A portfolio has the right to

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receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the portfolio may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A portfolio will acquire Participations only if its sub-adviser determines that the selling Lender is creditworthy.

When a portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the portfolio is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the portfolio. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Assignments and Participations are generally not registered under the Securities Act of 1933, as amended (“Securities Act”), and thus may be subject to a portfolio’s limitation on investment in illiquid securities. Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a portfolio’s ability to dispose of particular Assignments or Participations when necessary to meet the portfolio’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

Master Demand Notes. (Both portfolios) Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Since there is no secondary market for these notes, the appropriate sub-adviser, subject to the overall review of the portfolio’s Trustees and the Manager, monitor the financial condition of the issuers to evaluate their ability to repay the notes.

Mortgage-Backed or Mortgage-Related Securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain portfolios may invest in collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a portfolio that invests in CMOs.

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The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a portfolio may not be liable to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a portfolio to experience a loss equal to any unamortized premium.

Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The portfolio may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a portfolio’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the portfolio’s ability to buy or sell those securities at any particular time.

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Mortgage Dollar Rolls. The portfolio may enter into mortgage dollar rolls in which it sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the sub-adviser’s ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the portfolio. The portfolio will maintain until the settlement date the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

Municipal Securities. Municipal securities (“municipals”) are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain private activity bonds are also considered municipal bonds if the interest thereon is exempt from federal income tax, even though that interest may be a tax preference item for purposes of the federal alternative minimum tax. Private activity bonds are issued by or on behalf of public authorities to obtain funds for various privately operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Private activity bonds are ordinarily dependent on the credit quality of a private user, not the public issuer, and are generally secured only by the revenues derived from payment of the private issuer.

Options and Futures Transactions. (Both portfolios) Each portfolio may use a variety of financial instruments that derive their value from the value of one or more underlying assets, reference rates or indices (“Derivative Instruments”), including certain options, futures contracts and swap transactions. A portfolio may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, a portfolio’s use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments that may be used by a portfolio are described below.

A portfolio might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If a portfolio is incorrect in its judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, the portfolio may have lower net income and a net loss on the investment.

Options on Securities. (Both portfolios) A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

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Options on Securities Indices. (Both portfolios) A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

Securities Index Futures Contracts. (Both portfolios) A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

Interest Rate Futures Contracts. (Both portfolios) Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Options on Futures Contracts. (Both portfolios) Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

Payment-In-Kind Bonds. (VIP Growth Portfolio) Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of payment-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the portfolios are nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the portfolios could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Real Estate Investment Trusts. (Both portfolios) Risks associated with investments in securities of real estate investment trusts (“REITs”) include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income and net gains under the Internal Revenue Code of 1986, as amended (“Code”), and to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Repurchase Agreements. (Both portfolios) A repurchase agreement is a transaction in which a portfolio purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. A portfolio maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party”

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custodian or sub-custodian that maintains separate accounts for both the portfolio and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a portfolio upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the portfolio may suffer delays, costs and possible losses in connection with the disposition of collateral. Each portfolio intends to enter into repurchase agreements only in transactions with counterparties believed by AXA Equitable and the sub-advisers to present minimum credit risks.

Reverse Repurchase Agreements. (VIP Growth Portfolio) Reverse repurchase agreements involve the sale of securities held by a portfolio subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each portfolio’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a portfolio will maintain the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement. See “The Portfolios’ Investments, Related Risks and Limitations – Segregated Accounts.”

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a portfolio might be unable to deliver them when that portfolio seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a portfolio’s obligation to repurchase the securities, and the portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Securities Loans. (Both portfolios) All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the portfolios an amount equal to any dividends or interest received on loaned securities. The portfolios retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a portfolio’s investment program. While the securities are being loaned, a portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A portfolio has a right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A portfolio will generally not have the right to vote securities while they are being loaned, but its adviser or sub-adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a portfolio’s sub-adviser to be of good standing and will not be made unless, in the judgment of the sub-adviser, the consideration to be earned from such loans would justify the risk.

Short Sales. (Both portfolios) A “short sale” is the sale by a portfolio of a security which has been borrowed from a third party on the expectation that the market price will drop. The portfolios generally will only engage in covered short sales. In a covered short sale, a portfolio either (1) enters into a “short sale” of securities in

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circumstances in which, at the time the short position is open, the portfolio owns an equal amount of the securities sold short (also known as a short sale “against the box”), or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short. A short sale may be entered into by the portfolio to, for example, lock in a sale price for a security the portfolio does not wish to sell immediately. For a short sale against the box, the portfolio will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. The portfolio will endeavor to offset transaction costs associated with short sales against the box with the income from the investment of the cash proceeds. Not more than 10% of the portfolio’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

Short Term Investments. (Both portfolios) Short term investments include investments in various types of U.S. government securities and high-quality short-term debt securities with remaining maturities of one year or less (“money market instruments”). This type of short-term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which each portfolio may invest include but are not limited to: government obligations, certificates of deposit, time deposits, bankers’ acceptances, commercial paper, short-term corporate securities and repurchase agreements. The portfolios may invest in both foreign and domestic money market instruments, including foreign currency, foreign time deposits and foreign bank acceptances of domestic branches of foreign banks and savings and loan associations and similar institutions.

Small Company Securities. (Both portfolios) Each portfolio may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones, and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in these portfolios may involve a greater degree of risk than an investment in other portfolios that seek capital appreciation by investing in better known, larger companies.

Structured Notes. (VIP Growth Portfolio) Structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Swaps. (Both portfolios) Swap contracts are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

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A portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. A portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid assets, to avoid any potential leveraging of a portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the sub-advisers believe such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, the sub-adviser will not treat them as being subject to a portfolio’s borrowing restrictions. A portfolio may enter into OTC swap transactions with counterparties that are approved by the sub-advisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which a portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the portfolio is contractually obligated to make. If the other party to a swap defaults, the portfolio’s risk of loss consists of the net amount of payments that the portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a sub-adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the portfolio would be less favorable than it would have been if this investment technique were not used.

Technology Sector Risk. (Both portfolios) The value of a portfolio’s shares is vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technologies evolve, large and rapid price movements resulting from competition, rapid obsolescence of products and services, short product cycles and aggressive pricing. For each of the portfolios, it should be noted that many technology companies are small and at an earlier state of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

Time Deposits and Variable Rate Notes. (Both portfolios) The portfolios may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the limits on illiquid securities.

The commercial paper obligations which the portfolios may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., the “Master Note”) permit a portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a portfolio as lender and the issuer as borrower. It permits daily changes in the amounts borrowed. The portfolios have the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the portfolios and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. The portfolios have no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the sub-adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously.

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U.S. Government Securities. (Both portfolios) U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

Treasury inflation-indexed securities (“TIIS”) are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIIS is payable semi-annually on the adjusted principal value. The principal value of TIIS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while a portfolio holds TIIS, the portfolio may earn less on the TIIS than it would on conventional Treasury bonds. Any increase in the principal value of TIIS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See “Taxation” below.

Warrants. (Both portfolios) Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Zero-Coupon Bonds. (Both portfolios) Zero-coupon bonds are issued at a significant discount from their principal amount (“original issue discount” or “OID”) and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a portfolio is nonetheless required to accrue as interest income each year a portion of the OID on such investments and to distribute such amounts at least annually to its shareholders. See “Taxation” below. Thus, each portfolio could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Portfolio Turnover. The length of time a portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a portfolio is known as “portfolio turnover.” High portfolio turnover may result from the strategies of the sub-advisers or when one sub-adviser replaces another, necessitating changes in the portfolio it advises. Portfolio turnover may vary significantly from year to year due to a variety of factors, including a fluctuating volume of shareholder purchase and redemption orders, market conditions, changes in a sub-adviser’s investment outlook or changes in the sub-adviser(s) managing the portfolio. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be borne by the portfolio and its shareholders. A portfolio’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when a sub-adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

It is the policy of the Trust to safeguard against misuse of the portfolios’ portfolio holdings information and to prevent the selective disclosure of such information. Each portfolio will publicly disclose its holdings in

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accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The Trust generally discloses top portfolio holdings (typically the portfolios’ top ten holdings) on a monthly basis. All such information generally is released with a 30-day lag time, meaning top ten portfolio holdings information as of the end of the month generally is not released until the 30th day of the following month. This information is available upon request and on the Manager’s website at http://www.axa.com. Portfolio holdings information less than 30 days stale and all trade information is restricted, with exceptions noted below, to employees responsible for fund administration, fund analysis and legal or compliance matters.

The Trust, through the Manager, may provide non-public portfolio holdings data to certain third-parties prior to the release of such information to the public as described above. The Manager currently has ongoing arrangements with certain third-party data services (Vestek), mutual fund evaluation services (Lipper Analytical Services and Morningstar) and consultants (Evaluation Associates LLC, Rocaton Investment Advisors, LLC and Standard & Poor’s Investment Advisory Services LLC). Each of these third parties receives portfolio holdings information at month ends, with the exception of Vestek, which receives such information daily. Each of these third parties is subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.

In addition, current non-public portfolio holdings information may be provided as frequently as daily as part of the legitimate business activities of each portfolio to the following service providers and other organizations: the Manager; the sub-advisers; the auditors; the custodian; the administrator; the transfer agent; counsel to the portfolios or the non-interested trustees; regulatory authorities; pricing services (Bear Stearns’ Pricing Direct, Interactive Data Corporation, J.J. Kenney, Loan Pricing Corporation, Muller Data, Merrill Lynch, Bloomberg, Reuters); broker-dealers who provide execution or research services to the portfolios; broker-dealers who provide quotations that are used in pricing; financial printers (RR Donnelley); and proxy voting services (Institutional Shareholder Services). The entities to whom each portfolio voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to each portfolio, are subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.

On a case-by-case “need to know” basis, the Trust’s Chief Financial Officer or Vice President subject to the approval of the Manager’s Funds Management Group Unit (“FMG”) Legal and Compliance Group and the Trust’s Chief Compliance Officer, may approve the disclosure of additional portfolio holdings information in appropriate circumstances. In all cases, the approval of the release of non-public portfolio holdings information by FMG’s Legal and Compliance Group must be based on a determination that such disclosure is in the best interests of the portfolios, that there is a legitimate business purpose for such disclosure and that the party receiving such information is subject to a duty to treat the information confidentially and a duty not to trade on such information. The Trust does not disclose its portfolio holdings to the media and will not release portfolio trades information.

FMG is responsible for administering the release of portfolio holdings information with respect to the portfolios. Until particular portfolio holdings information has been released to the public, and except with regard to the third parties described above, no such information may be provided to any party without the approval of FMG’s Legal and Compliance Group, which approval is subject to the conditions described above. No compensation is received by the Trust, the Manager or any other person in connection with their disclosure of portfolio holdings information.

FMG’s Legal and Compliance Group and the Trust’s Chief Compliance Officer monitor and review any potential conflicts of interest between the portfolios’ shareholders and the Manager, distributors and their affiliates that may arise from the potential release of portfolio holdings information. The Trust’s Board of Trustees approved this policy and determined that it is in the best interest of the portfolios. The Board of Trustees oversees implementation of this policy and receives quarterly reports from the Trust’s Chief Compliance Officer regarding any exceptions to this policy that were granted by FMG’s Legal and Compliance Group.

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MANAGEMENT OF THE TRUST

The Trust’s Board has the responsibility for the overall management of the Trust and the portfolios, including general supervision and review of the portfolios’ investment activities and their conformity with Delaware law and the stated policies of the portfolios. The Trust’s Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, and other information are shown below.

The Trustees

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Interested Trustee

Steven M. Joenk* 1290 Avenue of the Americas New York, New York 10104 (48)	Trustee, Chairman, President and Chief Executive Officer	Trustee and Chairman from September 2004 to present; Chief Executive Officer from December 2002 to present; President from November 2001 to present	From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Financial’s Funds Management Group; since July 2004, chairman and president of Enterprise Capital Management, Inc., co-chairman of Enterprise Fund Distributors, Inc. and a director of 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).	111	None.

Independent Trustees

Gerald C. Crotty c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (55)	Trustee	From November 2001 to present	President of Weichert Enterprise LLC, a private and public equity market investment firm; co-founder of Excelsior Ventures Management LLC, a private equity and venture capital firm; from 1991 to 1998, held various positions with ITT Corporation, including President and COO of ITT Consumer Financial Corp. and Chairman, President and CEO of ITT Information Services.	35	From 2002 to present, director of Access Integrated Technologies, Inc.; from 2005 to present, director of Jones Apparel Group, Inc.

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Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee

Barry Hamerling c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (60)	Trustee	From November 2001 to present	Since 1998, Managing Partner of Premium Ice Cream of America; since 2003, Managing Partner of Premium Salads; from 1970 to 1998, President of Ayco Co. L.P., the largest independent financial counseling firm in the United States.	35	From 2005 to present, Trustee of Granum Series Trust - Granum Value Fund; from 1998 to present, Director of Ayco Charitable Foundation.

Cynthia R. Plouché c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (49)	Trustee	From November 2001 to present	Since June 2006, Portfolio Manager at Williams Capital Management, Inc.; from June 2003 to 2006, Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc.; prior thereto, Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to April 2003, a manager of fixed income portfolios for institutional clients.	35	None.

Rayman L. Solomon c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (59)	Trustee	From November 2001 to present	Since 1998, Dean and a Professor of Law at Rutgers University School of Law; prior thereto, an Associate Dean for Academic Affairs at Northwestern University School of Law.	35	None.

*	Affiliated with the portfolios’ investment manager and the distributor.
**	Each Trustee serves until his or her resignation or retirement.
***	The registered investment companies in the fund complex include EQ Advisors Trust, AXA Enterprise Multimanager Funds Trust, AXA Enterprise Funds Trust, The Enterprise Group of Funds, Inc. and the Trust.

Committees of the Board

The Trust has a standing Audit Committee consisting of all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (“Independent Trustee(s)”). The Audit Committee’s function is to recommend to the Board an independent registered public accounting firm to conduct the annual audit of the Trust’s financial statements; review with the independent registered public accounting firm the outline, scope and results of this annual audit; and review the performance and fees charged by the independent registered public accounting firm for professional services. In addition, the Audit Committee meets with the independent registered public accounting firm and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee held              meetings during the fiscal year ended December 31, 2006.

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The Trust has a Nominating and Compensation Committee consisting of all of the Independent Trustees. The Nominating and Compensation Committee’s function is principally to nominate and evaluate Independent Trustee candidates and review the compensation arrangements for each of the Trustees. The Nominating and Compensation Committee will not consider nominees recommended by Contract owners. The Nominating and Compensation Committee held              meetings during the fiscal year ended December 31, 2006.

The Trust has a Valuation Committee consisting of Kenneth T. Kozlowski, Kenneth B. Beitler, Andrew S. Novak and Brian Walsh and such other officers of the Trust and the Manager, as well as such officers of any sub-adviser to any portfolio as are deemed necessary by the officers of the Trust from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. This committee determines the value of any of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided.

Compensation of Independent Trustees and Officers

Each Independent Trustee currently receives from the Trust an annual fee of $50,000, payable quarterly. In addition to the annual fee, each Independent Trustee will receive (i) an additional fee of $3,500 for each regularly-scheduled Board meeting attended, (ii) an additional fee of $1,500 for each special Board meeting attended; (iii) $250 for each portfolio or Nominating and Compensation Committee meeting attended and (iv) $1,250 for each Audit Committee meeting attended. The lead Independent Trustee and certain committee chairs may receive additional compensation. Trustees also receive reimbursement from the Trust for expenses associated with attending Board or Committee meetings.

Trustee Compensation Table for the Year Ended December 31, 2006*

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as part of Trust Expenses	Estimated Annual Benefits Upon Retirment	Total Compensation from Trust and Fund Complex Paid to Trustees***

Steven M. Joenk**

Gerald C. Crotty

Barry Hamerling

Cynthia R. Plouché

Rayman L. Solomon

*	A deferred compensation plan for the benefit of the Independent Trustees has been adopted by the Trust. Under the deferred compensation plan, each Trustee may defer payment of all or part of the fees payable for such Trustee’s services until his or her retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the deferred compensation plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to twenty year period elected by such Trustee. Mr. Hamerling and Mr. Solomon have elected to participate in the Trust’s deferred compensation plan. As of December 31, 2006, Mr. Hamerling and Mr. Solomon had accrued $ and $ , respectively (including interest) as deferred compensation from the Trust and AXA Enterprise Multimanager Funds Trust for which they also serve as Trustees.
**	“Interested person” of the Trust (as that term is defined in the 1940 Act).
***	The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 2 trusts in the fund complex.

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As of December 31, 2006, no Independent Trustee or members of his or her immediate family beneficially owned securities representing interests in the Manager, Sub-advisers or Distributors of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Trustee’s spouse, children residing in the Trustee’s household and dependents of the Trustee. In addition, the Trustees of the Trust beneficially owned shares of the portfolios of the Trust or of portfolios overseen in the same family of investment companies, as set forth in the following table:

Name of Trustees	Dollar Range of Equity Securities in the Portfolios of the Trust*	Aggregate Dollar Range of Equity Securities in all Portfolios Overseen or to be Overseen by Trustee in Family of Investment Copmanies

Steven M. Joenk

Gerald C. Crotty

Barry Hamerling

Cynthia R. Plouché

Rayman L. Solomon

*	As of December 31, 2006.

The Trust’s Officers

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Equitable, AXA Advisors, LLC (“AXA Advisors”) or AXA Distributors, LLC (“AXA Distributors”). The Trust’s principal officers are:

Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years

Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (48)	Trustee, Chairman, President and Chief Executive Officer	Trustee and Chairman from September 2004 to present; Chief Executive Officer from December 2002 to present; President from November 2001 to present	From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Financial’s Funds Management Group; since July 2004, Chairman and President of Enterprise Capital Management, Inc., Co-Chairman of Enterprise Fund Distributors, Inc. and a director of 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).

Kenneth T. Kozlowski 1290 Avenue of the Americas, New York, New York 10104 (45)	Chief Financial Officer and Treasurer	Chief Financial Officer from December 2002 to present; Treasurer from November 2001 to present	From February 2001 to present, Vice President of AXA Financial, from July 2004 to present, a director of Enterprise Capital Management, Inc.; from December 1999 to December 2002, Controller, EQ Advisors Trust; from October 1999 to February 2001, Assistant Vice President of AXA Financial.

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Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years

Andrew S. Novak, Esq. 1290 Avenue of the Americas New York, New York 10104 (38)	Chief Compliance Officer	From September 2005 to present	From September 2005 to present, Vice President Chief Compliance Officer of AXA Financial’s Funds Management Group; from May 2003 to present, Vice President and Counsel of AXA Financial and AXA Equitable; from May 2002 to May 2003, Counsel of AXA Financial and AXA Equitable; from May 2001 to April 2002, Associate General Counsel and Chief Compliance Officer of Royce & Associates, Inc.; from August 1997 to August 2000, Vice President and Assistant General Counsel of Mitchell Hutchins Asset Management.

Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York 10104 (51)	Vice President and Secretary	From November 2001 to present	From May 2003 to present, Vice President and Associate General Counsel of AXA Financial and AXA Equitable; From July 1999 to May 2003, Vice President and Counsel of AXA Financial and AXA Equitable.

Kenneth B. Beitler 1290 Avenue of the Americas, New York, New York 10104 (48)	Vice President	From November 2001 to present	From February 2003 to present, Vice President of AXA Financial; from February 2002 to February 2003, Assistant Vice President of AXA Financial; from May 1999 to February 2002, Senior Investment Analyst of AXA Financial.

Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (45)	Vice President	From November 2001 to present	From February 2001 to present, Vice President of AXA Financial; from July 2004 to present, a director of Enterprise Capital Management, Inc.; from September 1997 to January 2001, Assistant Vice President, Office of the Chief Investment Officer of AXA Financial.

William T. MacGregor, Esq. 1290 Avenue of the Americas, New York, NY (31)	Vice President and Assistant Secretary	From June 2006 to present	From May 2006 to present, Counsel of AXA Equitable; from March 2005 to April 2006, Associate Attorney, Sidley Austin LLP; from September 2003 to February 2005, Contract Attorney, Prudential Financial, Inc.; from September 2000 to April 2002, Associate Attorney, Zack Kosnitzky, P.A.

Joseph J. Paolo 1290 Avenue of the Americas, New York, New York 10104 (36)	Vice President and Anti-Money Laundering (“AML”) Compliance Officer	From December 2005 to present	From August 2005 to present, Vice President, AXA Financial and AXA Equitable and Deputy Chief Compliance Officer of AXA Financial’s Funds Management Group; from March 2004 to July 2005, Vice President of AXA Financial and AXA Equitable and Chief Compliance Officer of AXA Funds Management Group; from May 2002 to March 2004, Compliance Director and Assistant Vice President of AXA Financial and AXA Equitable; from February 2001 to May 2002, Compliance Officer of AXA Financial and AXA Equitable.

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Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years

Brian E. Walsh 1290 Avenue of the Americas, New York, New York 10104 (39)	Vice President and Assistant Treasurer	Vice President from December 2002 to present; Assistant Treasurer from November 2001 to present	From February 2003 to present, Vice President of AXA Financial and AXA Equitable; from January 2001 to February 2003, Assistant Vice President of AXA Financial and AXA Equitable; from December 1999 to January 2001, Senior Fund Administrator of AXA Financial and AXA Equitable.

David Shagawat 1290 Avenue of the Americas, New York, New York 10104 (32)	Assistant AML Compliance Officer	From December 2005 to present	From August 2005 to present, Associate Compliance Officer, AXA Equitable; from June 2004 to August 2005, Fiduciary Oversight Analyst, Citigroup Asset Management; from April 2002 to June 2004, Project Manager, AllianceBernstein L.P.; from January 1999 to April 2002, Business Analyst, AllianceBernstein LP.

Judy Guhring 1290 Avenue of the Americas, New York, New York 10104 (35)	Assistant Secretary	From December 2005 to present	From August 2001 to present, Senior Legal Assistant of AXA Financial.

*	Each officer holds a similar position with other funds within the Trust complex.
**	Each officer is elected on an annual basis.

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES

Shares of the Trust are offered to separate accounts of insurance companies in connection with the Contracts and may be offered to tax-qualified retirement plans. AXA Equitable may be deemed to be a control person with respect to the Trust by virtue of its ownership of 95% of the Trust’s shares as of                     , 2007. Shareholders owning more than 25% of the outstanding shares of a portfolio may take actions without the approval of other investors in the portfolio.

As a “series” type of mutual fund, the Trust issues separate series of shares of beneficial interest with respect to each portfolio. Each portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer Contract owners the opportunity to instruct shareholders as to how shares allocable to Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements.

To the Trust’s knowledge, as of                     , 2007, the following persons owned Contracts entitling such persons to give voting instructions regarding more than 5% of the outstanding shares of any portfolio:

Portfolio	Contract owner	Shares Beneficially Owned	Percentage of Ownership

To the Trust’s knowledge, as of                     , 2007, the following Allocation Portfolios owned shares in portfolios entitling such Allocation Portfolios of the Trust to give voting instructions regarding more than 5% of the outstanding shares of the following portfolios:

Allocation Portfolio	Contract owner	Shares Beneficially Owned	Percentage of Ownership

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As of                         , 2007, the trustees and officers of the Trust as a group, owned less than 1% of the outstanding shares of any class of any portfolio of the Trust.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Manager

AXA Equitable, through FMG, currently serves as the investment manager for each portfolio. AXA Equitable, which is a New York life insurance company and one of the largest life insurance companies in the U.S., is a wholly owned subsidiary of AXA Financial, Inc. (“AXA Financial”), a subsidiary of AXA, a French insurance holding company. The principal offices of AXA Equitable and AXA Financial are located at 1290 Avenue of the Americas, New York, New York 10104.

AXA Financial is a wholly owned affiliate of AXA. AXA is the holding company for an international group of insurance and related financial services companies. AXA insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the U.S., as well as in Western Europe and the Asia/Pacific area.

The Trust and the Manager have entered into an investment management agreement with respect to the portfolios (the, “Management Agreement). The Management Agreement with respect to the portfolios was amended by the Trust’s Board of Trustees on December 7, 2007 to include the portfolios.

The Management Agreement for the portfolios obligates the Manager to: (i) provide investment management services to the Trust; (ii) select the sub-advisers for each portfolio; (iii) monitor each sub-adviser’s investment programs and results; (iv) review brokerage matters; (v) oversee the Trust’s compliance with various federal and state statutes; and (vi) carry out the directives of the Board of Trustees. The Management Agreement for the Allocation Portfolios and the Target Allocation Portfolios obligates the Manager to: (i) provide investment management and advisory services; (ii) render investment advice concerning the Underlying Portfolios in which to invest and the appropriate allocations for each of the Allocation Portfolios and the Target Allocation Portfolios; (iii) review brokerage matters; (iv) oversee the Trust’s compliance with various federal and state statutes; and (v) carry out the directives of the Board of Trustees. The Management Agreements require the Manager to provide the Trust with office space, office equipment and personnel necessary to operate and administer the Trust’s business, and also to oversee the third-party service providers.

The continuance of the Management Agreement, with respect to each portfolio, after the first two years, must be specifically approved at least annually (i) by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such portfolio and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the relevant Management Agreement or “interested persons” (as defined in the 1940 Act) of any such party by votes cast in person at a meeting called for such purpose. Each Management Agreement with respect to each portfolio may be terminated (i) at any time, without the payment of any penalty, by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such portfolio upon sixty (60) days’ written notice to the Manager or (ii) by the Manager at any time without penalty upon sixty (60) days’ written notice to the Trust. Each Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Each portfolio pays a fee to the Manager for the investment management and advisory services the Manager provides that portfolio. The Manager and the Trust have also entered into an expense limitation agreement with respect to the portfolios (“Expense Limitation Agreement”), pursuant to which the Manager has agreed through

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April 30, 2008 (unless the Board of Trustees consents to an earlier revision or termination of these arrangements) to waive or limit its management, administration and other fees and to assume other expenses so that the total annual operating expenses (with certain exceptions as set forth in the Prospectuses) of the portfolio are limited to the extent described in the Prospectuses. The management fees for each portfolio are set forth below.

(as a percentage of average daily net assets)

Portfolio Name	Management Fee Rate
	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
VIP Growth Portfolio	1.050%	1.000%	0.975%	0.950%	0.925%
VIP Value Portfolio	1.050%	1.000%	0.975%	0.950%	0.925%

In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, prospectus supplements and statements of additional information; the costs of printing registration statements; custodian’s fees; any proxy solicitors’ fees and expenses; Trustee expenses (including any special counsel to the Trustees); transfer agent fees; advisory and administration fees; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the portfolios on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each portfolio or the nature of the services performed and relative applicability to each portfolio. As discussed in greater detail below, under “Distribution of the Trust’s Shares,” the Class B shares may pay for certain distribution related expenses in connection with activities primarily intended to result in the sale of their shares.

The Sub-advisers

The Manager has entered into sub-advisory agreements (“Subadvisory Agreements”) on behalf of each portfolio described in this SAI with the investment sub-advisers identified in the Prospectus (each a “Sub-adviser,” and together the “Sub-advisers”). The Sub-advisory Agreements obligate the sub-advisers to: (i) make investment decisions on behalf of their respective portfolios, (ii) place all orders for the purchase and sale of investments for their respective portfolios with brokers or dealers selected by the Manager and/or the Sub-advisers, and (iii) perform certain limited related administrative functions in connection therewith.

As discussed in the Prospectus, a discussion of the basis of the decision by the Trust’s Board of Trustees to approve the Advisory Agreements with the Sub-advisers for the portfolios is available in the Trust’s Annual Report to Shareholders dated December 31, 2006.

The Manager recommends sub-advisers for each portfolio to the Trustees based upon its continuing quantitative and qualitative evaluation of each Sub-adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the portfolios are not associated with any one portfolio manager, and benefit from independent specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and the Manager does not expect to recommend frequent changes of sub-advisers. The Trust has received an exemptive order from the SEC (“Multi-Manager Order”) that permits the Manager, subject to certain conditions, to enter into Subadvisory Agreements with sub-advisers approved by the Trustees, but without the requirement of shareholder approval. Pursuant to the terms of the Multi-Manager Order, the Manager is able, subject to the approval of the Trustees, but without shareholder approval, to employ new sub-advisers for new or existing portfolios, change the terms of particular Subadvisory Agreements or continue the employment of existing sub-advisers after events that under the 1940 Act and the Subadvisory Agreements would normally cause an automatic termination of the agreement. However, the Manager may not enter into a sub-advisory agreement with an “affiliated person” of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Adviser”), such as AllianceBernstein L.P. or AXA Rosenberg Investment Management LLC, unless the sub advisory agreement with the Affiliated Adviser, including compensation payable thereunder, is approved by the affected portfolio’s shareholders, including, in instances in which the sub advisory agreement pertains to a newly formed portfolio, the portfolio’s initial

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shareholder. Although shareholder approval would not be required for the termination of Subadvisory Agreements, shareholders of a portfolio would continue to have the right to terminate such agreements for the portfolio at any time by a vote of a majority of outstanding voting securities of the portfolio.

When a portfolio has more than one sub-adviser, the assets of each portfolio are allocated by the Manager among the sub-advisers selected for the portfolio. Each Sub-adviser has discretion, subject to oversight by the Trustees and the Manager, to purchase and sell portfolio assets, consistent with each portfolio’s investment objectives, policies and restrictions and specific investment strategies developed by the Manager.

Generally, no Sub-adviser provides any services to any portfolio except asset management and related administrative and recordkeeping services. However, a Sub-adviser or its affiliated broker-dealer may execute portfolio transactions for a portfolio and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act.

Personal Trading Policies. The Trust, the Manager and the Co-distributors each have adopted a code of ethics pursuant to rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a portfolio but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. Each Sub-adviser also has adopted a code of ethics under rule 17j-1. Such codes of ethics may permit personnel covered by the rule to invest in securities that may be purchased or held by the portfolio for which the Sub-adviser serves as a sub-adviser.

The Administrator

Pursuant to an administrative agreement (“Mutual Funds Services Agreement”), AXA Equitable (“Administrator”) provides the Trust with necessary administrative services, as more fully described in the prospectus. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For these administrative services, the Trust pays AXA Equitable a fee at an annual rate of 0.15% of the Trust’s total average net assets up to and including $15 billion; 0.14% of the Trust’s total average net assets in excess of $15 billion and up to and including $30 billion; and 0.125% of total Trust assets in excess of $30 billion, plus $35,000 per portfolio and an additional $35,000 for each portion of a portfolio for which separate administrative services are provided (e.g. portions of a portfolio allocated to separate sub-advisers and/or managed in a discrete style). Pursuant to a sub-administration arrangement, AXA Equitable has contracted with J. P. Morgan Investors Services Co. (“Sub-administrator”) to provide the Trust with certain administrative services, including monitoring of portfolio compliance and portfolio accounting services.

The Co-distributors

The Trust has distribution agreements with AXA Advisors and AXA Distributors (each also referred to as a “Distributor,” and together “Co-distributors”) in which AXA Advisors and AXA Distributors serve as the Co-distributors for each class of the Trust’s shares. AXA Advisors and AXA Distributors are each an indirect wholly owned subsidiary of AXA Equitable and the address for each is 1290 Avenue of the Americas, New York, New York 10104.

An amendment to each of the Trust’s distribution agreements with respect to Class A and Class B shares of the portfolios (“Distribution Agreements”) were approved by the Board of Trustees at a Board meeting held on December 7, 2007. The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement’s continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or “interested persons” of any such party (as defined in the 1940 Act) of the Trust or a portfolio and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a plan of distribution pertaining to the Class B shares of the portfolios (“Plan”). Under the Plan, each portfolio is authorized, on behalf of the Class B shares to pay an annual distribution fee of up to 0.50% of their average daily net assets. However, under the Distribution Agreements, payments to the Co-distributors under the Plan are limited to an annual rate equal to 0.25% of the average daily net assets of a portfolio attributable to its Class B shares. There is no distribution plan with respect to Class A shares and the portfolios pay no service or distribution fees with respect to those shares.

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The Board of Trustees considered various factors in connection with its decision as to whether to reapprove the Plan, including: (i) the nature and causes of the circumstances which make the Plan necessary and appropriate; (ii) the way in which the Plan addresses those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Plan to any other person relative to those of the Trust; (v) the effect of the Plan on existing Contract owners; (vi) the merits of possible alternative plans or pricing structures; (vii) the relationship of the Plan to other distribution efforts of the Trust; and (viii) the competitive conditions in the variable products industry. The Board noted that the overall distribution arrangements would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current Contract holders to make additional investments in the portfolios and attracting new investors and assets to the portfolios to the benefit of the portfolios and their respective Contract holders, (2) facilitate distribution of the portfolios’ shares and (3) maintain the competitive position of the portfolios in relation to other portfolios that have implemented or are seeking to implement similar distribution arrangements.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Trust’s Board of Trustees, including the Independent Trustees, who have no direct or indirect financial interest in the operation of the Plan or Distribution Agreements, unanimously determined, in the exercise of its business judgment, that the Plan is reasonably likely to benefit the Trust and the shareholders of the portfolios and, as such, the Trustees, including the Independent Trustees, approved the plan and its continuance.

Pursuant to the Plan, the Trust compensates the Co-distributors from assets attributable to the Class B shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of that class of shares. Generally, the 12b-1 fees are paid to the Co-distributors on a monthly basis. A portion of the amounts received by the Co-distributors will be used to defray various costs incurred or paid by the Co-distributors in connection with the printing and mailing of Trust prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B shares. The Co-distributors may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class B shares.

The Plan is of a type known as a “compensation” plan because payments are made for services rendered to the Trust with respect to a class of shares regardless of the level of expenditures by the Co-distributors. The Trustees, however, take into account such expenditures for purposes of reviewing operations under the Plan and in connection with their annual consideration of the Plan’s renewal. The Co-distributors expenditures include, without limitation: (i) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to Class B shares of the Trust; (ii) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class B shares of the Trust; (iii) holding seminars and sales meetings designed to promote the distribution of Class B shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of Contracts regarding Trust investment objectives and policies and other information about the Trust and the portfolios, including the performance of the portfolios; (v) training sales personnel regarding the Class B shares of the Trust; and (vi) financing any other activity that the Co-distributors determine is primarily intended to result in the sale of Class B shares.

AXA Equitable and the Co-distributors may use their respective past profits or other resources to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the Trust and/or support services that benefit Contract owners, including payments of significant amounts made to intermediaries that provide those services. These services may include sales personnel training, prospectus review, marketing, and related services. The Co-distributors also may receive payments from the Sub-advisers of the Portfolios and/or their affiliates to help defray expenses for sales meetings, seminar sponsorships and similar expenses that may relate to the contracts and/or the Advisers’ respective Portfolios.

The Co-distributors pay all fees and expenses in connection with their respective qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, each Distributor offers shares of each

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portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the portfolio or the Trust may from time to time be registered or where permitted by applicable law. Each Distribution Agreement provides that the Co-distributors shall accept orders for shares at net asset value without sales commissions or loads being charged. The Co-distributors have made no firm commitment to acquire shares of any portfolio.

The Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Co-distributors in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trust’s Board of Trustees, and of a majority of the Independent Trustees, with no direct or indirect financial interest in the operation of the Plan or any 12b-1 related agreements. In addition, the annual continuance of the Distribution Agreements must be approved by the Trust’s Board of Trustees or a majority of outstanding voting securities, and by a majority of Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the Distribution Agreement. In addition, the Plan and any Rule 12b-1 related agreement may be terminated at any time, without penalty, by vote of a majority of the outstanding Class B shares of the portfolio or by vote of a majority of the Independent Trustees. The Plan also provides that it may not be amended to increase materially the amount (up to 0.50% of average daily net assets annually) that may be spent for distribution of Class B shares of any portfolio without the approval of the Class B shareholders of that portfolio.

BROKERAGE ALLOCATION AND OTHER STRATEGIES

Brokerage Commissions

The portfolios are charged for securities brokers’ commissions, transfer taxes and similar fees relating to securities transactions. The Manager and each of the Sub-advisers, as appropriate, seek to obtain the best net price and execution on all orders placed for the portfolios, considering all the circumstances except to the extent they may be permitted to pay higher commissions as described below.

It is expected that securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if that market is deemed the primary market.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the U.S., these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. However, brokerage commission rates in certain countries in which the portfolios may invest may be discounted for certain large domestic and foreign investors such as the portfolios. A number of foreign banks and brokers will be used for execution of each portfolio’s portfolio transactions. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. In underwritten offerings, the price generally includes a disclosed fixed commission or discount.

The Manager and Sub-advisers may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to the Manager or Sub-advisers. The research services include economic, market, industry and company research material.

The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause Sub-advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the Management Agreement (“Directed Brokerage”). The Trustees will review the levels of Directed Brokerage for each portfolio on a quarterly basis.

Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”) and by policies adopted by the Trustees, the Manager and Sub-advisers may cause the Trust to pay a broker-dealer that provides brokerage and research services to the Manager and Sub-advisers an

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amount of commission for effecting a securities transaction for the Trust in excess of the commission another broker-dealer would have charged for effecting that transaction. To obtain the benefit of Section 28(e), the Manager or the relevant Sub-adviser must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide the Manager or the Sub-adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a portfolio in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Certain Sub-advisers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide a Sub-adviser with research in addition to selling the securities (at the fixed public offering price) to the portfolio. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the portfolio, Sub-adviser’s other clients and the Sub-adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.

The overall reasonableness of commissions paid will be evaluated by rating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, confidentiality, promptness, size of order and difficulty of execution. The research services obtained will, in general, be used by the Manager and Sub-advisers for the benefit of all accounts for which the responsible party makes investment decisions. As such, research services paid for with the portfolios’ brokerage commissions may not benefit the portfolios, while research services paid for with the brokerage commissions of other clients may benefit the portfolios. The receipt of research services from brokers will tend to reduce the Manager’s and Sub-advisers’ expenses in managing the portfolios.

Brokerage Transactions with Affiliates

To the extent permitted by law and in accordance with procedures established by the Trust’s Board of Trustees, the Trust may engage in brokerage transactions with brokers that are affiliates of the Manager, including Sanford C. Bernstein & Co., LLC or Sub-advisers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Manager or Sub-advisers. The 1940 Act generally prohibits a Trust from engaging in principal securities transactions with brokers that are affiliates of the Manager and Sub-advisers or affiliates of such brokers, unless pursuant to an exemptive order from the SEC. The Trust relies on exemptive relief from the SEC that permits mutual funds managed by the Manager and advised by multiple advisers to engage in principal and brokerage transactions with a broker-dealer affiliated with a Sub-adviser to the same portfolio. The Trust has adopted procedures, prescribed by the 1940 Act and the rules thereunder, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Manager and brokers that are affiliates of a Sub-adviser to a portfolio for which that Sub-adviser provides investment advice do not exceed the usual and customary broker’s commission. In addition, the Trust will adhere to the requirements under the 1934 Act governing floor trading. Also, because of securities law limitations, the Trust will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Manager and Sub-advisers or their affiliates.

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the Trust’s Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each portfolio to AXA Equitable as its investment manager. Because AXA Equitable views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each portfolio to the applicable Sub-advisers. The primary focus of the

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Trust’s proxy voting procedures as they relate to the portfolios, therefore, is to seek to ensure that the Sub-advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-adviser’s proxy voting. A description of the proxy voting policies and procedures that each Sub-adviser uses to determine how to vote proxies relating to the portfolio’s securities are included in Appendix C to this SAI. Information regarding how the portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (i) on the Trust’s proxy voting information website at http://www.axaonline.com (go to “Tools & Calculators” and click on “Proxy Voting” box under the “Investing Tools” column) and (ii) on the SEC’s website at http://www.sec.gov.

PURCHASE AND PRICING OF SHARES

The Trust will offer and sell its shares based on each portfolio’s net asset value per share, which will be determined in the manner set forth below.

The net asset value of the shares of each class of each portfolio will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day, as defined below. The net asset value per share of each class of a portfolio will be computed by dividing the sum of the investments held by that portfolio applicable to that class, plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the portfolio at such time. All expenses borne by the Trust and each of its classes, will be accrued daily.

The net asset value per share of each portfolio will be determined and computed as follows, in accordance with generally accepted accounting principles, and consistent with the 1940 Act:

•	The assets belonging to each portfolio will include (i) all consideration received by the Trust for the issue or sale of shares of that particular portfolio, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any portfolios or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) “General Items,” if any, allocated to that portfolio. “General Items” include any assets, income, earnings, profits, and proceeds thereof, portfolios, or payments that are not readily identifiable as belonging to any particular portfolio. General Items will be allocated as the Trust’s Board of Trustees considers fair and equitable.

•	The liabilities belonging to each portfolio will include (i) the liabilities of the Trust in respect of that portfolio, (ii) all expenses, costs, charges and reserves attributable to that portfolio, and (iii) any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular portfolio which have been allocated as the Trust’s Board of Trustees considers fair and equitable.

The value of each portfolio will be determined at the close of business on each “business day.” Normally, this would be at the close of regular trading on the New York Stock Exchange (“NYSE”) on days the NYSE is open for trading. This is normally 4:00 p.m. Eastern time. The NYSE is closed on New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each portfolio are valued as follows:

•	Stocks listed on national securities exchanges are valued at the last sale price or official closing price or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price or, if there is no such price, at a bid price estimated by a broker.

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•	Foreign securities not traded directly, or in ADRs or similar form, in the U.S. are valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

•	U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

•	Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds are valued at a bid price estimated by a broker.

•	Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities that mature in more than 60 days are valued at representative quoted prices.

•	Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

•	Convertible bonds, and unlisted convertible preferred stocks, are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•	Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

•	Options are valued at their last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

•	Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

•	Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

•	Shares of open-end mutual funds held by a portfolio, will be valued at the net asset value of the shares of such funds as described in their prospectuses.

•	Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith under the direction of the Board of Trustees.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value is determined, may be reflected in the Trust’s calculations of net asset values for each applicable portfolio when the Trust deems that the particular event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s board of trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the portfolio’s net asset value by those traders.

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When the Trust writes a call option, an amount equal to the premium received by the Trust is included in the Trust’s financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or the Trust enters into a closing purchase or sale transaction, the Trust realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Trust realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

The Manager and Sub-advisers may, from time to time, under the general supervision of the Board of Trustees or its valuation committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. In addition, there may be occasions when a different pricing provider or methodology is used. The Manager and Sub-advisers will continuously monitor the performance of these services.

TAXATION

Each portfolio is treated for federal tax purposes as a separate corporation. The Trust intends that each portfolio will continue to qualify each taxable year to be treated as, a regulated investment company under Subchapter M of the Code (“RIC”). By doing so, the portfolio will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

To continue to qualify for treatment as a RIC, a portfolio must distribute annually to its shareholders at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements. With respect to each portfolio, these requirements include the following: (1) the portfolio must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition, securities or foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) as a result of the American Jobs Creation Act of 2004, net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the portfolio’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the portfolio’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the portfolio controls that are determined to be engaged in the same, similar or related trades or businesses, or (iii) the securities of one or more QPTPs. For purposes of this test, gross income is determined without regard to losses from the sale or other disposition of stock, securities or those currencies.

If a portfolio failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (2) each insurance company separate account invested in the portfolio would fail to satisfy the diversification requirements described below with the result that the Contracts supported by that account would no longer be eligible for tax deferral, and (3) all distributions out of the portfolio’s earnings and profits, including distributions of net capital gain would be taxable to its shareholders as dividends (i.e., ordinary income) (except that, for individual shareholders, the part thereof that is “qualified dividend income” would be subject to federal income tax at the rate for net capital gain — a maximum of 15%)); those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

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Subchapter L of the Code requires that each separate account in which Contract premiums are invested be “adequately diversified” (as described in the next paragraph). If a portfolio satisfies certain requirements regarding the types of shareholders it has and the availability of its shares, which each portfolio intends to do, then such a separate account will be able to “look through” that portfolio, and in effect treat its assets as the account’s assets, for purposes of determining whether the account is diversified. Moreover, if an underlying portfolio in which a portfolio invests also satisfies those share requirements, the separate account investing in that portfolio will effectively treat the underlying portfolio’s assets as its own for those purposes.

Because the Trust is used to fund Contracts, each portfolio must meet the diversification requirements imposed by Subchapter L of the Code on insurance company separate accounts or those Contracts will fail to qualify as life insurance policies or annuity contracts. These requirements, which are in addition to the diversification requirements imposed on the portfolios by the 1940 Act and Subchapter M of the Code, place certain limitations on the assets of each separate account that invest therein — and, as described above, of each portfolio — that may be invested in securities of a single issuer. Specifically, for a portfolio to meet the diversification requirements of Subchapter L, Treasury regulations require that, except as permitted by the “safe harbor” described below, no more than 55% of the total value of its assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. Generally, for purposes of the regulations, all securities of the same issuer are treated as a single investment. Furthermore, the Code provides that each U.S. Government agency or instrumentality is treated as a separate issuer. Subchapter L provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, government securities, and securities of other regulated investment companies. Compliance with the regulations is tested on the last day of each calendar year quarter. There is a 30-day period after the end of each quarter in which to cure any non-compliance.

A number of technical rules govern the computation of investment company taxable income and net capital gain. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.

A portfolio investing in foreign securities or currencies may be subject to foreign taxes that could reduce its investment performance of such portfolio.

Each portfolio may invest in the stock of PFICs if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income each taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a portfolio will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the portfolio distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a portfolio invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the portfolio will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement), even if the QEF does not distribute those earnings and gain to the portfolio. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

Each portfolio may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over a portfolio’s adjusted basis therein as of the end of that year. Pursuant to the election, a portfolio also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the portfolio included in income for prior taxable years under the election. A portfolio’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

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The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts a portfolio derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

A portfolio may invest in certain futures and “nonequity” options (i.e. certain listed options, such as those on a “broad-based” securities index) — and certain foreign currency options and forward contracts with respect to which it makes a particular election — that will be subject to Section 1256 of the Code “Section 1256 contracts.” Any Section 1256 contracts a portfolio holds at the end of each taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a portfolio must distribute to satisfy the Distribution Requirement (i.e. with respect to the portion treated as short-term capital gain) and to increase the net capital gain a portfolio recognizes, without in either case increasing the cash available to the portfolio. A portfolio may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, clearly identified by the portfolio in accordance with the regulations, at least one (but not all) of the positions of which are Section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain and thus increasing the amount of dividends that it must distribute.

Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a portfolio accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the portfolio actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains will increase or decrease the amount of a portfolio’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If a portfolio’s section 988 losses exceed its other investment company taxable income during a taxable year, a portfolio would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders.

Offsetting positions in any actively traded security, option, futures or forward contract entered into or held by a portfolio may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a portfolio’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the portfolio’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the portfolios, which may mitigate the effects of the straddle rules, particularly with respect to “mixed straddles” (i.e., a straddle of which at least one, but not all, positions are Section 1256 contracts).

When a covered call option written (sold) by a portfolio expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a portfolio terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a portfolio is exercised, it will be treated as having sold the underlying security,

45

producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it received on the exercise plus the premium it received when it wrote the option is more or less than the underlying security’s basis.

If a portfolio has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the portfolio will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a portfolio or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a portfolio’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the portfolio holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the portfolio’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

A portfolio that acquires zero coupon or other securities issued with original issue discount (“OID”) and/or Treasury inflation-indexed securities (“TIIS”), on which principal is adjusted based on changes in the Consumer Price Index, must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIIS, during the taxable year, even if the portfolio receives no corresponding payment on them during the year. Similarly, a portfolio that invests in payment-in-kind (“PIK”) securities must include in its gross income securities it receives as “interest” on those securities. Each portfolio has elected similar treatment with respect to securities purchased at a discount from their face value (“market discount”). Because a portfolio annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the portfolio’s cash assets or from the proceeds of sales of portfolio securities, if necessary. The portfolio might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

OTHER INFORMATION

Delaware Statutory Trust. The Trust is an entity of the type commonly known as a Delaware statutory trust. Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust’s shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of a portfolio could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a portfolio. However, the trust instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the portfolios) and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the trustees or any of them in connection with the Trust. The trust instrument provides for indemnification from a portfolio’s property for all losses and expenses of any portfolio shareholder held personally liable for the obligations of the portfolio. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a portfolio itself would be unable to meet its obligations, a possibility that AXA Equitable believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the portfolio. The Trustees intend to conduct the operations of the portfolios in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the portfolios.

Classes of Shares. Each portfolio consists of Class A shares and Class B shares. A share of each class of a portfolio represents an identical interest in that portfolio’s investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service

46

fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the portfolios will affect the performance of those classes. Each share of a portfolio is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that portfolio. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A and Class B shares will differ.

Voting Rights. Shareholders of each portfolio are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the portfolios as a group may elect all of the Trustees of the Trust. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series of the Trust is required by law. In accordance with current laws, it is anticipated that an insurance company issuing a Contract that participates in a portfolio will request voting instructions from Contract owners and will vote shares or other voting interests in the insurance company’s separate account in proportion to the voting instructions received. The Board of Trustees may, without shareholder approval unless such approval is required by applicable law, cause any one or more series or classes of the Trust to merge or consolidate with or into any one or more other series or classes of the Trust, one or more other trusts, partnerships or corporations.

Shareholder Meetings. The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Trustee at the written request of holders of 10% of the outstanding shares of the Trust.

Class-Specific Expenses. Each portfolio may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the Trust’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Trust.

Custodian

JPMorgan Chase Bank (“Chase”), 4 Chase MetroTech Center, Brooklyn, New York 11245, serves as custodian of the Trust’s portfolio securities and other assets. Under the terms of the custody agreement between the Trust and Chase, Chase maintains cash, securities and other assets of the portfolios. Chase is also required, upon the order of the Trust, to deliver securities held by Chase, and to make payments for securities purchased by the Trust. Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the U.S. are maintained in the custody of these entities.

Transfer Agent

AXA Equitable serves as the transfer agent and dividend disbursing agent for the Trust. AXA Equitable receives no additional compensation for providing such services to the Trust.

Counsel

Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K Street, N.W., Washington, D.C. 20006, serves as counsel to the Trust. Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Independent Trustees of the Trust.

47

FINANCIAL STATEMENTS

Each portfolio is recently organized and has had no operations of its own as of the date of this SAI, but will be the successor to the coresponding Acquired Portfolio, as described in the Trust’s Proxy Statement/Prospectus dated February     , 2007.

PRO FORMA FINANCIAL STATEMENTS

The following tables set forth the pro forma Portfolio of Investments as of June 30, 2006, the pro forma condensed Statement of Assets and Liabilities as of June 30, 2006, and the pro forma condensed Statement of Operations for the six-month period ended June 30, 2006 for the EQ Growth Portfolio, EQ Montgomery Portfolio and the VIP Growth Portfolio, as adjusted giving effect to the Reorganization.

The pro forma Portfolio of Investments contains information about the securities holdings of the combined Portfolio as of June 30, 2006, which has, and will continue to, change over time due to normal portfolio turnover in response to changes in market conditions. Thus, it is expected that some of each Acquired Portfolio’s holdings may not remain at the time of the Reorganization. It is also expected that, if the Reorganization is approved, each Acquired Portfolio’s holdings that are not compatible with the Acquiring Portfolio’s investment objective and policies will be liquidated in an orderly manner in connection with the Reorganization, and the proceeds of these sales held in temporary investments or reinvested in assets that are consistent with that investment objective and policies. The portion of an Acquired Portfolio’s assets that will be liquidated in connection with the Reorganization is expected to be relatively low but will depend on market conditions and on the assessment by the Acquiring Portfolio’s investment sub-adviser of the compatibility of those holdings with the Acquiring Portfolio’s portfolio composition and investment objective and policies at the time of the Reorganization. The need for a Portfolio to sell investments in connection with the Reorganization may result in its selling securities at a disadvantageous time and price and could result in its realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred.

Pro Forma Portfolio of Investments

As of June 30, 2006

(Unaudited)

EQ/Small Company Growth Portfolio Shares	EQ/Wells Fargo Montgomery Small Cap Portfolio Shares	Pro Forma Multimanager Small Cap Growth Portfolio Shares	Description	EQ/Small Company Growth Portfolio Market Value	EQ/Wells Fargo Montgomery Small Cap Portfolio Market Value	Adjustment	Pro Forma Multimanager Small Cap Growth Portfolio Market Value
			COMMON STOCKS:
			Consumer Discretionary
			Auto Components
642,598	—	642,598	IMPCO Technologies, Inc.*	$6,856,521	$—		$6,856,521

			Distributors
115,598	—	115,598	DXP Enterprises, Inc.*	3,591,630	—		3,591,630

			Diversified Consumer Services
—	13,100	13,100	Jackson Hewitt Tax Service, Inc.	—	410,685		410,685
—	10,390	10,390	Laureate Education, Inc.*	—	442,926		442,926
—	4,000	4,000	Strayer Education, Inc.	—	388,480		388,480

				—	1,242,091		1,242,091

			Hotels, Restaurants & Leisure
—	14,163	14,163	California Pizza Kitchen, Inc.*	—	389,199		389,199
—	16,413	16,413	Gaylord Entertainment Co.*	—	716,263		716,263
—	21,800	21,800	Great Wolf Resorts, Inc.*	—	261,818		261,818
—	23,127	23,127	Orient-Express Hotels Ltd.	—	898,253		898,253
—	14,900	14,900	Pinnacle Entertainment, Inc.*	—	456,685		456,685
—	21,950	21,950	Red Lion Hotels Corp.*	—	240,352		240,352
—	13,915	13,915	Shuffle Master, Inc.*	—	456,134		456,134
—	23,304	23,304	Town Sports International Holdings, Inc.*	—	284,309		284,309
251,882	—	251,882	Trump Entertainment Resorts, Inc.*	5,075,422	—		5,075,422

				5,075,422	3,703,013		8,778,435

			Internet & Catalog Retail
—	23,504	23,504	Priceline.com, Inc.*	—	701,830		701,830
—	22,007	22,007	VistaPrint Ltd.*	—	588,467		588,467

				—	1,290,297		1,290,297

			Specialty Retail
—	24,000	24,000	Casual Male Retail Group, Inc.*	—	241,200		241,200
234,500	—	234,500	Dress Barn, Inc.*	5,944,575	—		5,944,575
—	10,467	10,467	GameStop Corp., Class A*	—	439,614		439,614
86,282	—	86,282	Group 1 Automotive, Inc.	4,861,128	—		4,861,128
—	8,000	8,000	Guess?, Inc.*	—	334,000		334,000

				10,805,703	1,014,814		11,820,517

			Textiles, Apparel & Luxury Goods
204,232	—	204,232	Skechers U.S.A., Inc., Class A*	4,924,033	—		4,924,033

			Total Consumer Discretionary	31,253,309	7,250,215		38,503,524

			Consumer Staples
			Food & Staples Retailing
114,800	—	114,800	Andersons, Inc.	4,776,828	—		4,776,828

			Food Products
159,326	—	159,326	Wimm-Bill-Dann Foods OJSC (ADR)	6,237,613	—		6,237,613

			Total Consumer Staples	11,014,441	—		11,014,441

48

EQ/Small Company Growth Portfolio Shares	EQ/Wells Fargo Montgomery Small Cap Portfolio Shares	Pro Forma Multimanager Small Cap Growth Portfolio Shares	Description	EQ/Small Company Growth Portfolio Market Value	EQ/Wells Fargo Montgomery Small Cap Portfolio Market Value	Adjustment	Pro Forma Multimanager Small Cap Growth Portfolio Market Value
			Energy
			Energy Equipment & Services
330,320	—	330,320	CE Franklin Ltd.*	4,786,337	—		4,786,337
—	14,300	14,300	Hornbeck Offshore Services, Inc.*	—	507,936		507,936
462,584	—	462,584	Matrix Service Co.*	5,291,961	—		5,291,961
107,852	—	107,852	Maverick Tube Corp.*	6,815,168	—		6,815,168
165,110	—	165,110	NATCO Group, Inc.*	6,637,422	—		6,637,422
—	14,000	14,000	Tetra Technologies, Inc.*	—	424,060		424,060

				23,530,888	931,996		24,462,884

			Oil, Gas & Consumable Fuels
115,304	—	115,304	Atlas America, Inc.*	5,166,772	—		5,166,772
—	10,700	10,700	Comstock Resources, Inc.*	—	319,502		319,502
62,554	—	62,554	Crosstex Energy, Inc.	5,947,634	—		5,947,634
80,496	—	80,496	Giant Industries, Inc.*	5,357,009	—		5,357,009
—	18,492	18,492	Goodrich Petroleum Corp.*	—	524,988		524,988
—	15,500	15,500	KCS Energy, Inc.*	—	460,350		460,350
111,774	—	111,774	World Fuel Services Corp.	5,106,954	—		5,106,954

				21,578,369	1,304,840		22,883,209

			Total Energy	45,109,257	2,236,836		47,346,093

			Financials
			Capital Markets
—	7,550	7,550	GFI Group, Inc.*	—	407,322		407,322
—	15,055	15,055	optionsXpress Holdings, Inc.	—	350,932		350,932
80,594	—	80,594	Piper Jaffray Cos.*	4,933,159	—		4,933,159

				4,933,159	758,254		5,691,413

			Consumer Finance
296,396	—	296,396	Dollar Financial Corp.*	5,335,128	—		5,335,128
182,072	—	182,072	EZCORP, Inc., Class A*	6,862,294	—		6,862,294

				12,197,422	—		12,197,422

			Insurance
—	9,077	9,077	Navigators Group, Inc.*	—	397,754		397,754

			Real Estate Management & Development
—	18,915	18,915	Trammell Crow Co.*	—	665,241		665,241

			Thrifts & Mortgage Finance
—	8,150	8,150	Fidelity Bankshares, Inc.	—	259,333		259,333

			Total Financials	17,130,581	2,080,582		19,211,163

			Health Care
			Biotechnology
—	39,975	39,975	Alkermes, Inc.*	—	756,327		756,327
—	1,600	1,600	Cubist Pharmaceuticals, Inc.*	—	40,288		40,288
—	28,100	28,100	CV Therapeutics, Inc.*	—	392,557		392,557
—	30,397	30,397	Onyx Pharmaceuticals, Inc.*	—	511,582		511,582
—	28,854	28,854	Senomyx, Inc.*	—	416,363		416,363

				—	2,117,117		2,117,117

			Health Care Equipment & Supplies
—	19,300	19,300	American Medical Systems Holdings, Inc.*	—	321,345		321,345
—	10,100	10,100	Conor Medsystems, Inc.*	—	278,659		278,659
—	16,056	16,056	DJO, Inc.*	—	591,342		591,342
—	8,900	8,900	Gen-Probe, Inc.*	—	480,422		480,422
—	6,000	6,000	Haemonetics Corp.*	—	279,060		279,060
—	18,300	18,300	Kyphon, Inc.*	—	701,988		701,988
—	12,461	12,461	Northstar Neuroscience, Inc.*	—	129,345		129,345

				—	2,782,161		2,782,161

			Health Care Providers & Services
—	28,620	28,620	inVentive Health, Inc.*	—	823,684		823,684
—	12,800	12,800	Odyssey HealthCare, Inc.*	—	224,896		224,896
—	44,139	44,139	PSS World Medical, Inc.*	—	779,053		779,053

				—	1,827,633		1,827,633

			Life Sciences Tools & Services
—	32,400	32,400	Nektar Therapeutics*	—	594,216		594,216
—	16,500	16,500	Parexel International Corp.*	—	476,025		476,025
—	7,900	7,900	Varian, Inc.*	—	327,929		327,929

				—	1,398,170		1,398,170

			Pharmaceuticals
—	7,858	7,858	Adams Respiratory Therapeutics, Inc.*	—	350,624		350,624
—	30,700	30,700	Sciele Pharma, Inc.*	—	711,933		711,933

				—	1,062,557		1,062,557

			Total Health Care	—	9,187,638		9,187,638

49

EQ/Small Company Growth Portfolio Shares	EQ/Wells Fargo Montgomery Small Cap Portfolio Shares	Pro Forma Multimanager Small Cap Growth Portfolio Shares	Description	EQ/Small Company Growth Portfolio Market Value	EQ/Wells Fargo Montgomery Small Cap Portfolio Market Value	Adjustment	Pro Forma Multimanager Small Cap Growth Portfolio Market Value
			Industrials
			Aerospace & Defense
—	30,500	30,500	DynCorp International, Inc., Class A*	—	316,590		316,590
—	15,806	15,806	K&F Industries Holdings, Inc.*	—	280,240		280,240

				—	596,830		596,830

			Air Freight & Logistics
115,500	—	115,500	EGL, Inc.*	5,798,100	—		5,798,100
—	21,180	21,180	Hub Group, Inc., Class A*	—	519,545		519,545

				5,798,100	519,545		6,317,645

			Building Products
86,282	—	86,282	NCI Building Systems, Inc.*	4,587,614	—		4,587,614
200,800	—	200,800	PW Eagle, Inc.	6,072,192	—		6,072,192

				10,659,806	—		10,659,806

			Commercial Services & Supplies
—	13,100	13,100	ACCO Brands Corp.*	—	286,890		286,890
—	11,839	11,839	Advisory Board Co.*	—	569,338		569,338
686,600	—	686,600	CBIZ, Inc.*	5,087,706	—		5,087,706
317,182	—	317,182	Cenveo, Inc.*	5,693,417	—		5,693,417
151,580	—	151,580	Clean Harbors, Inc.*	6,110,190	—		6,110,190
—	14,600	14,600	FTI Consulting, Inc.*	—	390,842		390,842
—	45,800	45,800	Global Cash Access, Inc.*	—	715,854		715,854
—	11,758	11,758	Huron Consulting Group, Inc.*	—	412,588		412,588
195,016	—	195,016	ICT Group, Inc.*	4,783,743	—		4,783,743
—	32,600	32,600	Labor Ready, Inc.*	—	738,390		738,390
—	42,414	42,414	Navigant Consulting, Inc.*	—	960,677		960,677
—	30,558	30,558	PeopleSupport, Inc.*	—	411,311		411,311
—	56,963	56,963	Resources Connection, Inc.*	—	1,425,214		1,425,214
1,120,970	—	1,120,970	Sitel Corp.*	4,394,202	—		4,394,202
—	31,997	31,997	Taleo Corp., Class A*	—	377,245		377,245
—	33,400	33,400	TeleTech Holdings, Inc.*	—	422,844		422,844

				26,069,258	6,711,193		32,780,451

			Construction & Engineering
115,000	—	115,000	EMCOR Group, Inc.*	5,597,050	—		5,597,050
313,554	—	313,554	Quanta Services, Inc.*	5,433,891	—		5,433,891
193,446	—	193,446	Sterling Construction Co., Inc.*	5,339,109	—		5,339,109

				16,370,050	—		16,370,050

			Electrical Equipment
144,600	—	144,600	Encore Wire Corp.*	5,196,924	—		5,196,924
111,284	—	111,284	Regal-Beloit Corp.	4,913,189	—		4,913,189
171,092	—	171,092	Superior Essex, Inc.*	5,120,783	—		5,120,783

				15,230,896	—		15,230,896

			Machinery
—	7,695	7,695	Actuant Corp., Class A	—	384,365		384,365
171,582	—	171,582	Ampco-Pittsburgh Corp.	4,915,824	—		4,915,824
—	27,800	27,800	Barnes Group, Inc.	—	554,610		554,610
80,790	—	80,790	Freightcar America, Inc.	4,484,653	—		4,484,653
143,932	35,554	179,486	Gardner Denver, Inc.*	5,541,382	1,368,829		6,910,211
—	12,500	12,500	JLG Industries, Inc.	—	281,250		281,250
—	11,600	11,600	Kaydon Corp.	—	432,796		432,796
228,842	—	228,842	L.B. Foster Co., Class A*	5,553,995	—		5,553,995
—	16,550	16,550	Mueller Water Products, Inc., Class A*	—	288,136		288,136
105,204	—	105,204	Valmont Industries, Inc.	4,890,934	—		4,890,934

				25,386,788	3,309,986		28,696,774

			Road & Rail
308,900	—	308,900	Celadon Group, Inc.*	6,808,156	—		6,808,156
173,444	—	173,444	Universal Truckload Services, Inc.*	5,919,644	—		5,919,644

				12,727,800	—		12,727,800

			Trading Companies & Distributors
—	12,050	12,050	Houston Wire & Cable Co.*	—	207,260		207,260
—	25,000	25,000	Interline Brands, Inc.*	—	584,500		584,500
—	14,150	14,150	Williams Scotsman International, Inc.*	—	309,036		309,036

				—	1,100,796		1,100,796

			Total Industrials	112,242,698	12,238,350		124,481,048

50

EQ/Small Company Growth Portfolio Shares	EQ/Wells Fargo Montgomery Small Cap Portfolio Shares	Pro Forma Multimanager Small Cap Growth Portfolio Shares	Description	EQ/Small Company Growth Portfolio Market Value	EQ/Wells Fargo Montgomery Small Cap Portfolio Market Value	Adjustment	Pro Forma Multimanager Small Cap Growth Portfolio Market Value
			Information Technology
			Communications Equipment
—	5,100	5,100	F5 Networks, Inc.*	—	272,748		272,748
—	43,808	43,808	Ixia*	—	394,272		394,272
—	118,820	118,820	NMS Communications Corp.*	—	430,128		430,128

				—	1,097,148		1,097,148

			Computers & Peripherals
—	26,056	26,056	Hypercom Corp.*	—	243,624		243,624

			Electronic Equipment & Instruments
—	20,774	20,774	Cogent, Inc.*	—	313,064		313,064
—	38,034	38,034	Identix Corp.*	—	265,857		265,857
132,600	—	132,600	Plexus Corp.*	4,536,246	—		4,536,246
—	26,341	26,341	Universal Display Corp.*	—	350,599		350,599

				4,536,246	929,520		5,465,766

			Internet Software & Services
—	13,000	13,000	InfoSpace, Inc.*	—	294,710		294,710
—	24,830	24,830	Marchex, Inc., Class B*	—	407,957		407,957
190,000	—	190,000	SAVVIS, Inc.*	5,625,900	—		5,625,900
—	83,300	83,300	SkillSoft plc (ADR)*	—	509,796		509,796
—	98,795	98,795	ValueClick, Inc.*	—	1,516,503		1,516,503
—	35,823	35,823	WebEx Communications, Inc.*	—	1,273,150		1,273,150

				5,625,900	4,002,116		9,628,016

			IT Services
—	14,899	14,899	Gevity HR, Inc.	—	395,568		395,568
—	30,863	30,863	SI International, Inc.*	—	946,260		946,260
325,712	—	325,712	SYKES Enterprises, Inc.*	5,263,506	—		5,263,506
—	29,751	29,751	Wright Express Corp.*	—	855,044		855,044

				5,263,506	2,196,872		7,460,378

			Semiconductors & Semiconductor Equipment
538,866	—	538,866	Amkor Technology, Inc.*	5,097,672	—		5,097,672
—	60,600	60,600	Integrated Device Technology, Inc.*	—	859,308		859,308
—	29,500	29,500	Microsemi Corp.*	—	719,210		719,210

				5,097,672	1,578,518		6,676,190

			Software
—	20,300	20,300	Epicor Software Corp.*	—	213,759		213,759
—	12,557	12,557	Open Solutions, Inc.*	—	334,141		334,141
—	78,224	78,224	Quest Software, Inc.*	—	1,098,265		1,098,265
—	103,623	103,623	Secure Computing Corp.*	—	891,158		891,158
—	21,000	21,000	Transaction Systems Architects, Inc.*	—	875,490		875,490

				—	3,412,813		3,412,813

			Total Information Technology	20,523,324	13,460,611		33,983,935

			Materials
			Chemicals
108,300	—	108,300	NewMarket Corp.	5,313,198	—		5,313,198

			Construction Materials
425,988	—	425,988	U.S. Concrete, Inc.*	4,707,168	—		4,707,168

			Metals & Mining
180,300	—	180,300	A.M. Castle & Co.	5,814,675	—		5,814,675
120,900	—	120,900	Aleris International, Inc.*	5,543,265	—		5,543,265

				11,357,940	—		11,357,940

			Total Materials	21,378,306	—		21,378,306

51

EQ/Small Company Growth Portfolio Shares	EQ/Wells Fargo Montgomery Small Cap Portfolio Shares	Pro Forma Multimanager Small Cap Growth Portfolio Shares	Description	EQ/Small Company Growth Portfolio Market Value	EQ/Wells Fargo Montgomery Small Cap Portfolio Market Value	Adjustment		Pro Forma Multimanager Small Cap Growth Portfolio Market Value
			Telecommunication Services
			Diversified Telecommunication Services
448,172	—	448,172	Broadwing Corp.*	4,638,580	—			4,638,580
—	19,089	19,089	Cbeyond Communications, Inc.*	—	416,331			416,331
—	21,025	21,025	NeuStar, Inc. Class A*	—	709,594			709,594
1,154,698	—	1,154,698	XO Holdings, Inc.*	5,080,671	—			5,080,671

			Total Telecommunication Services	9,719,251	1,125,925			10,845,176

			Total Common Stocks	268,371,167	47,580,157			315,951,324

			(Cost $258,414,149 and $47,750,009 respectively)

			SHORT-TERM INVESTMENT:
			Time Deposit
			JPMorgan Chase Nassau
			4.58%, 7/3/06	16,554,177	2,950,483			19,504,660
			(Amortized Cost $16,554,177 and $2,950,483 respectively)

			Total Investments	284,925,344	50,530,640			335,455,984
			(Cost/Amortized Cost $274,968,326 and $50,700,492 respectively)
			Other Assets Less Liabilities	(6,287,842)	(705,292)	(35,104	)(a)	-7,028,238

			Net Assets	278,637,502	49,825,348	(35,104)		328,427,746

(a)	Reflects adjustment in expenses due to effects of new contract rate.
*	Non-Income Producing
ADR:	American Depositary Receipt

52

Pro Forma AXA Premier VIP Small Cap Growth

As of June 30, 2006

(Unaudited)

	EQ/Wells Fargo Montgomery Small Cap	EQ/Small Company Growth	Pro Forma Adjustments		Pro Forma Multimanager Small Cap Growth
Statement of Assets and Liabilities
Assets
Investments at value	$50,530,640	$284,925,344	$—		$335,455,984
Cash	—	483,290	—		483,290
Receivable for securities sold	612,066	—	—		612,066
Receivable from Separate Accounts for Trust shares sold	557,336	949,845	—		1,507,181
Dividends, interest and other receivables	11,939	134,929	—		146,868
Other assets	—	1,555	—		1,555

Total assets	51,711,981	286,494,963	—		338,206,944

Liabilities
Payable for securities purchased	1,780,858	6,712,168	—		8,493,026
Payable to Separate Accounts for Trust shares redeemed	14,855	810,371	—		825,226
Investment management fees payable	24,539	193,333	21,425	(b)	239,297
Distribution fees payable-Class IB	9,164	53,888			63,052
Administrative fees payable	7,260	24,817	13,679	(b)	45,756
Trustees’ fees payable	37	316			353
Accrued expenses	49,920	62,568	—		112,488

Total liabilities	1,886,633	7,857,461	—		9,779,198

Net Assets	$49,825,348	$278,637,502	$35,104		$328,427,746

Investments at cost	$50,700,492	$274,968,326	$—		$325,668,818

Components of Net Assets:
Paid in capital	$48,411,780	$266,280,138	$—		$314,691,918
Accumulated net investment loss	(113,589)	(949,818)	(35,104	)(b)	(1,098,511)
Accumulated undistributed net realized gain	1,697,009	3,350,164	—		5,047,173
Unrealized appreciation (depreciation) on investments	(169,852)	9,957,018	—		9,787,166

	$49,825,348	$278,637,502	$(35,104)		$328,427,746

Net Assets

Class IA Shares:
Net Assets	$135,136	$—	$(15)		$135,121

Shares outstanding	10,680	—	3,869	(a)	14,549

Net asset value, offering and redemption price per share	$12.65	$—	$—		$9.29

Class IB Shares:
Net Assets	$49,690,212	$278,637,502	$(35,089)		$328,292,625

Shares outstanding	3,945,139	30,002,383	1,401,492	(a)	35,349,014

Net asset value, offering and redemption price per share	$12.60	$9.29	$—		$9.29

(a)	Reflects additional issuance of shares of the portfolio.
(b)	Reflects adjustment in expenses due to effects of new contract rate.

See Notes to Financial Statements

Pro Forma AXA Premier VIP Small Cap Growth

For the six month period ended June 30, 2006

(Unaudited)

	EQ/Wells Fargo Montgomery Small Cap For the period January 1, 2006 to June 30, 2006	EQ/Small Company Growth For the period January 1, 2006 to June 30, 2006	Pro Forma Adjustments		Pro Forma Multimanager Small Cap Growth
Statement of Operations
Investment Income
Dividends	$13,878	$387,907	$—		$401,785
Interest	38,281	242,479	—		280,760

Total income	52,159	630,386	—		682,545

Expenses
Investment management fees	129,376	1,215,100	91,304	(a)	1,435,780
Administrative fees	24,393	79,621	170,522	(a)	274,536
Professional fees	25,690	23,065	(28,755	)(b)	20,000
Custodian fees	16,037	5,888	(8,770	)(b)	13,155
Printing and Mailing	1,546	13,124	(6,170	)(b)	8,500
Trustees’ fees	163	1,500	337	(a)	2,000
Distribution fees - Class IB	37,885	303,774	—		341,659
Miscellaneous	2,083	2,430	—		4,513

Gross expenses	237,173	1,644,502	218,468		2,100,143
Less: Waiver from investment manager	(39,456)	(64,841)	104,297	(b)	—
Fees paid indirectly	(31,993)	—	—		(31,993)

Net expenses	165,724	1,579,661	322,765		2,068,150

Net Investment Loss	(113,565)	(949,275)	(322,765)		(1,385,605)

Realized and Unrealized Gain (Loss)
Realized gain on securities:	1,882,569	3,352,200	—		5,234,769
Change in unrealized appreciation (depreciation) on securitiees:	(626,491)	3,902,509	—

Net Realized and Unrealized Gain	1,256,078	7,254,709	—		8,510,787

Net Increase (Decrease) in Net Assets Resulting From Operations	$1,142,513	$6,305,434	$(322,765)		$7,125,182

(a)	Reflects adjustment in expenses due to effects of new contract rate.
(b)	Reflects adjustment in expenses due to elimination of duplicative services.

See Notes to Financial Statements

NOTES TO PRO FORMA FINANCIAL STATEMENTS

(UNAUDITED - As of June 30, 2006)

NOTE 1 – BASIS OF COMBINATION:

The Board of Trustees of EQ Advisors Trust (the “Trust”) and the Board of Trustees of the AXA Premier VIP Trust (“VIP Trust”), approved a proposed Plan of Reorganization and Termination (“Reorganization Plan”) on January 9, 2007 and December 7, 2006, respectively, that provides for the transfer of all assets of the EQ/Wells Fargo Small Cap Growth Portfolio (“EQ Montgomery Portfolio”) and EQ/Small Company Growth Portfolio (“EQ Growth Portfolio”) to the Multimanager Small Cap Growth Portfolio (“Acquiring Portfolio”), each a series of the Trust and VIP Trust, respectively, and the assumption by the Acquiring Portfolio of all of the liabilities of the Growth and EQ Growth Portfolios in exchange for shares of the Acquiring Portfolio having an aggregate value equal to the net assets of the EQ Growth Portfolio and EQ Montgomery Portfolio, the distribution of the Acquiring Portfolio shares to the Growth and EQ Growth Portfolios shareholders of record determined immediately after the close of business on the closing date, and the subsequent liquidation of the Growth and EQ Growth Portfolios.

The EQ Montgomery Portfolio’s annual contractual management fee equals 0.85% of average daily net assets for the first $1 billion, 0.80% of average daily net assets for the next $1 billion, 0.775% for the next $3 billion, 0.750 for the next $5 billion, and 0.725% of average daily net assets thereafter. The EQ Growth Portfolio’s annual contractual management fee rate equals 1.00% of average daily net assets for the first $1 billion, 0.95% of average daily net assets for the next $1 billion, 0.925% for the next $3 billion, 0.900 for the next $5 billion, and 0.875% of average daily net assets thereafter. The Acquiring Portfolio’s annual contractual management fee equals 1.05% of average daily net assets for the first $1 billion, 1.00% of average daily net assets for the next $1 billion, 0.975% for the next $3 billion, 0.950 for the next $5 billion, and 0.925% of average daily net assets thereafter. The Reorganization is subject to the approval of the Growth and EQ Growth Portfolio’s shareholders. A special meeting of shareholders of the Portfolio’s will be held on or about April 16, 2007.

AXA Equitable will bear the expenses of the Reorganization, which are estimated at approximately $369,000.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at June 30, 2006. The unaudited pro forma portfolio of investments and statement of assets and liabilities reflect the financial position of the EQ Montgomery Portfolio and the EQ Growth Portfolio at June 30, 2006. The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Portfolio as if it had acquired the Growth and EQ Growth Portfolios at the beginning of the period ended

June 30, 2006. These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the dates indicated above for each Portfolio under accounting principles generally accepted in the United States of America. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Portfolio for pre-combination periods will not be restated. The EQ Growth Portfolio will be the accounting survivor.

The unaudited pro forma portfolio of investments, and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Portfolios included in the Trust’s Statement of Additional Information.

Note 2 - Significant Accounting Policies

The following is a summary of the significant accounting policies of the Trust:

Valuation:

Stocks listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Other unlisted stocks are valued at their last sale price or official closing price or, if no reported sale occurs during the day, at a bid price estimated by a broker. Securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price. Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more of the major dealers in such securities. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quote will be obtained from a broker and converted to a price.

Options, including options on futures that are traded on exchanges, are valued at their last sale price, and if the last sale price is not available then the previous day’s sale price is used. Options not traded on an exchange or actively traded are valued at fair value under the direction of the Board of Trustees (“Trustees”).

Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities; however, when such prices are unavailable, such bonds will be valued using broker quotes. U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

Foreign securities, including foreign government securities, not traded directly, or in American Depository Receipt (ADR) or similar form in the United States, are valued at representative quoted prices from the primary exchange in the currency of the country of origin.

Short-term investment securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Short-term investment securities, which mature in more than 60 days are valued at representative quoted prices. Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided, are valued at fair value under the direction of the Trustees.

Pursuant to procedures approved by the Trustees, events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected, as by a method approved by the Trustees, in the Trust’s calculation of net asset values for each applicable Portfolio when the Trust’s Manager deems that the particular event or circumstance would materially affect such Portfolio’s net asset value.

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income (including amortization of premium and accretion of discount on long-term securities using the effective yield method) is accrued daily. The Trust records gains and losses realized on prepayments received on mortgage- backed securities in interest income.

Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities are presented net of deferred taxes on unrealized gains in the Statement of Assets and Liabilities.

Expenses attributable to a single Portfolio or class are charged to that Portfolio or class. Expenses of the Trust not attributable to a single Portfolio or class are charged to each Portfolio or class in proportion to the average net assets of each Portfolio or other appropriate allocation methods. All income earned and expenses incurred by each Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

Foreign Currency Valuation:

The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i) market value of investment securities, other assets and liabilities — at the valuation date.

(ii) purchases and sales of investment securities, income and expenses — at the date of such transactions.

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on securities.

Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, security payables/receivables, forward foreign currency exchange contracts and foreign cash recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions and foreign currency translations in the realized and unrealized gains and losses section, respectively, of the Statements of Operations. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio’s books and the U.S. dollar equivalent of amounts actually received or paid.

Taxes:

The Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended (“Code”) applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required. Dividends from net investment income are declared and distributed at least annually for all Portfolios. Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Portfolios to which such gains are attributable. All dividends are reinvested in additional full and fractional shares of the related Portfolios. All dividends are distributed on a tax basis and, as such, the amounts may differ from financial statement investment income and realized capital gains. Those differences are primarily due to differing book and tax treatments for forward foreign currency transactions, losses due to wash sales transactions, mark-to-market of forward contracts, mark-to-market of passive foreign investment companies, investments in Real Estate Investment Trusts, post-October losses, paydowns, mergers and Fund of Fund investments. In addition, short-term capital gains and foreign currency gains are treated as capital gains for accounting purposes but are considered ordinary income for tax purposes.

Securities Lending:

For all Portfolios, the Trustees have approved the lending of portfolio securities, through its custodian bank, The JPMorgan Chase Bank (“JPMorgan”), acting as lending agent to certain approved broker-dealers, in exchange for negotiated lenders’ fees. By lending investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the cash equivalents held as collateral on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. Any such loan of a Portfolio’s securities will be continuously secured by collateral in cash or high grade debt securities at least equal at all times to the market value of the security loaned. JPMorgan will indemnify each Portfolio from any loss resulting from a borrower’s failure to return a loaned security when due. JPMorgan invests the cash collateral on behalf of the Portfolios and retains a portion of the interest earned. The net amount of interest earned, after the interest rebate, is included in the Statements of Operations as securities lending income. At June 30, 2006, the cash collateral received by each Portfolio for securities loaned was invested by JPMorgan and is summarized in the Portfolio of Investments. Each Portfolio has an individual interest equal to the amount of cash collateral contributed.

Repurchase Agreements:

Certain Portfolios may enter into repurchase agreements with qualified and Manager-approved banks, broker- dealers or other financial institutions as a means of earning a fixed rate of return on their cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio’s right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

Options Written:

Certain Portfolios may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Portfolio or to enhance investment performance. Certain Portfolios may purchase and sell exchange traded options on foreign currencies. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options that expire unexercised, are recognized as gains on the expiration date. Premiums received from writing options that are exercised or are canceled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale or cost of purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

Short Sales Against the Box:

Certain Portfolios may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns at least an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into at least an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. The Portfolio will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. The Portfolio bears the risk of potential inability of the brokers to meet their obligation to perform.

Futures Contracts, Forward Commitments and Foreign Currency Exchange Contracts:

The futures contracts used by the Portfolios are agreements to buy or sell a financial instrument for a set price in the future. Certain Portfolios may buy or sell futures contracts for the purpose of protecting their portfolio securities against future changes in interest rates and indices which might adversely affect the value of the Portfolios’ securities or the price of securities that they intend to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by “marking-to-market” at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio’s basis in the contract. Should interest rates or indices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Portfolios to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolios to unlimited risk of loss. The Portfolios enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade.

Certain Portfolios may make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if they designate the segregation, either on their records or with the Trust’s custodian, of cash or other liquid securities in an amount sufficient to meet the purchase price, or if they enter into offsetting contracts for the forward sale of other securities they own. These commitments are reported at market value in the financial statements. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines or if the value of the security to be sold increases prior to the settlement date, which is risk in addition to the risk of decline in value of the Portfolio’s other assets. Where such purchases or sales are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Portfolio of an advantageous yield or price. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

Certain Portfolios may purchase foreign currency on a spot (or cash) basis. In addition, certain Portfolios may enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”). A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such contracts are recognized as unrealized appreciation or depreciation by “marking to market.” The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions in the Statement of Operations. The Advisers may engage in these forward contracts to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of Portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). The Portfolios are subject to off-balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.

Swaps:

Certain Portfolios may invest in swap contracts, which are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. A Portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two returns. A Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid obligations. A Portfolio will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Trust’s Board of Trustees. Swap agreements are stated at market value on the Statement of Assets and Liabilities. Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Notional principal amounts are used to express the extent of involvement in these transactions, but the amount potentially subject to credit risk is much smaller. None of the Portfolios had swap contracts outstanding at June 30, 2006.

Dollar Roll Transactions:

Certain Portfolios may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by a Portfolio of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed-upon price at a future date. The securities repurchased will bear the same interest rates as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the similar securities. None of the Portfolios had dollar roll transactions outstanding at June 30, 2006.

Market and Credit Risk:

Written options, futures contracts, forward commitments, forward foreign currency exchange contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The risk involved in writing an option on a security is that, if the option is exercised, the underlying security is then purchased or sold by the Portfolio at the contract price, which could be disadvantageous relative to the market price. The Portfolio bears the market risk, which arises from any changes in security values. The credit risk for futures contracts and exchange traded options is limited to failure of the exchange or board of trade which acts as the counterparty to the Portfolio’s futures transactions. Forward commitments, forward foreign currency exchange contracts, over-the-counter options and swaps are executed directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to such contracts. With respect to such transactions there is no daily margin settlement and the Portfolio is exposed to the risk of default by the counterparty.

NOTE 3 – SHARES:

The unaudited pro forma net asset value per share assumes additional common shares of beneficial interest issued in connection with the proposed acquisition of the Growth and EQ Growth Portfolios by the Acquiring Portfolio as of June 30, 2006. The number of additional shares issued was calculated based on the net assets of the EQ Growth Portfolio and EQ Montgomery Portfolios net asset value at June 30, 2006.

APPENDIX A

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 and Prime-1 Commercial Paper Ratings

The rating A-1 (including A-1+) is the highest commercial paper rating assigned by Standard & Poor’s. Commercial paper rated A-1 by Standard & Poor’s has the following characteristics:

•	liquidity ratios are adequate to meet cash requirements;

•	long-term senior debt is rated “A” or better;

•	the issuer has access to at least two additional channels of borrowing;

•	basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;

•	typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and

•	the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by Standard & Poor’s to have overwhelming safety characteristics are designated A-1+.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following:

•	evaluation of the management of the issuer;

•	economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

•	evaluation of the issuer’s products in relation to competition and customer acceptance;

•	liquidity;

•	amount and quality of long-term debt;

•	trend of earnings over a period of ten years;

•	financial strength of parent company and the relationships which exist with the issuer; and

•	recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF BOND RATINGS

Bonds are considered to be “investment grade” if they are in one of the top four ratings.

Standard & Poor’s ratings are as follows:

•	Bonds rated AAA have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

A-1

•	Bonds rated AA have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•	Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•	Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

•	Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

•	The rating C1 is reserved for income bonds on which no interest is being paid.

•	Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s ratings are as follows:

•	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

•	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than the Aaa securities.

•	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

•	Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

•	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

•	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

A-2

•	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

•	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

•	Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier “1” indicates that a security ranks in the higher end of its rating category, the modifier “2” indicates a mid-range ranking and the modifier “3” indicates that the issue ranks in the lower end of its rating category.

A-3

Appendix B

Multimanager Small Cap Growth Portfolio (“Fund”)

Portfolio manager	Presented below for each portfolio manager is the
number of other accounts of the Adviser managed by the
portfolio manager and the total assets in the accounts
	managed within each category as of December 31, 2006						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)

James P. O’Shaughnessy	BEAR STEARNS ASSET MANAGEMENT INC. (“Adviser”)

Bert Boksen	EAGLE ASSET MANAGEMENT, INC. (“Adviser”)

Jerome Philpott	WELLS CAPITAL MANAGEMENT INC. (“Adviser”)

Stuart Roberts

BEAR STEARNS ASSET MANAGEMENT INC.

Description of Any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Fund.

Compensation for the fiscal year completed December 31, 2006

Portfolio managers and research analysts are compensated with an annual salary and incentive bonus. The salary generally accounts for less than half of their total income. In addition to product performance, they are paid based upon teamwork, asset growth, and contribution to the franchise. Product performance is examined relative to the appropriate benchmarks and to the appropriate peer groups on both one-year and three-year trailing time periods. All officers of the firm who meet a total minimum compensation level participate in a restricted stock plan and a stock options plan. In addition, Senior Managing Directors are required to participate in the firm’s Capital Accumulation Plan through which they defer a significant portion of their annual compensation in exchange for company stock. These compensation plans are all subject to vesting schedules between three and five years aligning the employee’s interest with the firm’s and strengthening their commitment. In addition, Jim O’Shaughnessy, is under employment contract with the firm.

Ownership of Securities of the Fund as of December 31, 2006

Portfolio Manager	None	$1 - $10,000	$10,0001- $50,000	$50,001 - $100,000	$100,001- $500,000	$500,001 – $1,000,000	over $1,000,000
James P. O’Shaughnessy	X

EAGLE ASSET MANAGEMENT, INC.

Description of Any Material Conflicts

The Fund’s portfolio manager manages other accounts with investment strategies similar to the Fund. Certain conflicts of interest may arise in connection with the management of multiple portfolios. Fees vary among these accounts and the portfolio manager may personally invest in some of these accounts. This could create potential conflicts of interest where a portfolio manager may favor certain accounts over others, resulting in other accounts outperforming the Fund. Other potential conflicts include conflicts in the allocation of investment opportunities and aggregated trading. However, Eagle Asset Management, Inc. (“Eagle”) has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. Also, as indicated in Eagle’s Code of Ethics, there are certain procedures in place to avoid conflicts of interest when the portfolio manager and other investment personnel of Eagle buy or sell securities also owned by, or bought or sold for clients.

Eagle currently holds a 51% ownership interest in EB Management I, LLC (“EB Management”), which acts as the general partner to a limited partnership formed for investment purposes, Eagle Aggressive Growth Partners Fund I L.P. (the “Eagle Limited Partnership”). Bert Boksen, the portfolio manager of the Fund, is a 49% owner of EB Management and the portfolio manager for the Eagle Limited Partnership. Eagle also provides administrative and investment research services for EB Management. Officers and employees of Eagle as well as its parent, Raymond James Financial, Inc. and it’s subsidiaries, may have investment interests in the Eagle Limited Partnership.

Although Eagle does not invest assets of clients’ accounts in the Eagle Limited Partnership, on occasion, orders for the securities transactions of the Eagle Limited Partnership may be aggregated with orders for Eagle’s client accounts. In such instances, Eagle will ensure that the allocation of securities among Eagle’s clients and the Eagle Limited Partnership is equitable; price averaging may be used for trades executed in a series of transactions on the same day.

Compensation for the fiscal year completed December 31, 2006

Eagle pays all of its portfolio managers, analysts, and traders base salaries that are competitive with others in their fields, based on industry surveys. Overall compensation applies with respect to all accounts managed. The benchmark used for evaluating manager performance in respect of the Fund is the Russell 2000 Index and the peer groups used for evaluating manager performance in respect of the Fund include Callan Associates Inc. and Mercer Investment Consulting. Account performance is evaluated annually on a pre-tax basis and is account weighted.

Portfolio managers also participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term and additional deferred compensation plans are provided to key investment professionals, including Bert Boksen and other portfolio managers. Analysts and traders receive incentive bonus compensation up to three times their base salaries, primarily based upon experience and their contribution to investment results. All portfolio managers participate in a non-qualified stock option program that vests at the end of the seventh year following their respective dates of employment. All employees receive benefits from Eagle’s parent company, including a 401(k) plan, profit sharing and Employee Stock Purchase Plan.

Ownership of Securities of the Fund as of December 31, 2006

Portfolio Manager	None	$1 - $10,000	$10,0001- $50,000	$50,001 - $100,000	$100,001- $500,000	$500,001 – $1,000,000	over $1,000,000
Bert L. Boksen	X

WELLS CAPITAL MANAGEMENT INC.

Description of Any Material Conflicts

Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation for the fiscal year completed December 31, 2006

We believe that the quality of an investment firm is derived from the intelligence, experience and leadership capabilities of its people. Recruitment and retention are therefore key components of a firm’s success.

Wells Capital Management has designed compensation programs to be competitive with those offered by our key competitors in the investment industry.

Compensation for portfolio managers is focused on annual and historical portfolio performance as compared to the portfolio’s objectives, and by contribution to client retention, asset growth and business relationships. Research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. Investment team compensation structure is directly linked to the value added to clients’ portfolios as measured by the performance metrics described here. The benchmark for the Portfolio is the Russell 2000 Growth Index. Performance is evaluated over one-year, three-year, and five-year periods, on a pre-tax basis.

Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios, which we believe provides direct participation in the growth and success of the company and its clients. Revenue sharing is one example of a powerful incentive program which helps retain and attract the caliber of investment talent that we believe characterizes Wells Capital’s investment teams.

Wells Capital Management encourages professional development of all its employees to enhance their knowledge and expertise and further their value to our firm. We encourage our professionals to pursue their Masters in Business Administration, the Chartered financial Analyst designation and other recognized industry programs, where employees may be rewarded for their achievements and reimbursed for their educational fees. Executives also participate in executive/management training seminars and conferences.

Ownership of Securities of the Fund as of December 31, 2006

Portfolio Manager	None	$1 - $10,000	$10,0001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 – $1,000,000	over $1,000,000

Jerome Philpott	X

Stuart Roberts	X

Multimanager Small Cap Value Portfolio (“Fund”) Franklin Advisory Services, LLC (“Adviser”)
Portfolio manager	Presented below for each portfolio manager is the
number of other accounts of the Adviser managed by
the portfolio manager and the total assets in the accounts
	managed within each category as of December 31, 2006						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)

FRANKLIN ADVISORY SERVICES, LLC (“Adviser”)

William J. Lippman

Bruce C. Baughman, CPA

Margaret McGee

Donald G. Taylor, CPA

LAZARD ASSET MANAGEMENT LLC (“Adviser”)

Andrew Lacey

Patrick Mullin

FRANKLIN ADVISORY SERVICES, LLC

Description of Any Material Conflicts

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The Adviser seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the Adviser has adopted a code of ethics which it believes contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The Adviser and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation for the fiscal year completed December 31, 2006

The Adviser seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base Salary — Each portfolio manager is paid a base salary.

Annual Bonus — Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the Adviser and/or other officers of the Adviser, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

Investment Performance — Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

Non-Investment Performance — The more qualitative contributions of a portfolio manager to the Adviser’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

Responsibilities — The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional Long-Term Equity-Based Compensation — Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Securities of the Fund as of December 31, 2006

Portfolio Manager	None	$ $	1 - 10,000	$ $	10,0001- 50,000	$ $	50,001 - 100,000	$ $	100,001- 500,000	$ $	500,001 - 1,000,000	$	over 1,000,000
William J. Lippman	X
Bruce C. Baughman, CPA	X
Margaret McGee	X
Donald G. Taylor, CPA	X

LAZARD ASSET MANAGEMENT LLC

Description of Any Material Conflicts

Material Conflicts Related to Management of Similar Accounts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”), the Adviser has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of the Adviser’s management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the Adviser may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase the Adviser’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of the Adviser. Although the Adviser does not track each individual portfolio manager’s time dedicated to each account, the Adviser periodically reviews each portfolio manager’s overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, the Adviser could be viewed as having a conflict of interest to the extent that the Adviser and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the Fund.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. The Adviser manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by the Adviser may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, the Adviser has procedures in place to address these conflicts. Additionally, the Adviser currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

Compensation for the fiscal year completed December 31, 2006

The Adviser’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the Fund. Portfolio managers responsible for managing the Fund may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

The Adviser compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce the Adviser’s investment philosophy such as leadership, teamwork and commitment.

Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectus) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager’s bonus can be influenced by subjective measurement of the manager’s ability to help others make investment decisions.

Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard Asset Management. The plan offers permanent equity in the Adviser to a significant number of its professionals, including portfolio managers, as determined by the Board of Directors of the Adviser, from time to time. This plan gives certain the Adviser employees a permanent equity interest in the Adviser and an opportunity to participate in the future growth of the Adviser.

Ownership of Securities of the Fund as of December 31, 2006

Portfolio Manager	None	$ $	1 - 10,000	$ $	10,0001- 50,000	$ $	50,001 - 100,000	$ $	100,001- 500,000	$ $	500,001 – 1,000,000	over $1,000,000
Andrew Lacey	X
Patrick Mullin	X

Appendix C

Proxy Voting Policies and Procedures

BEAR STEARNS ASSET MANAGEMENT INC.

Proxy Voting Policies and Procedures

Bear Stearns Asset Management Inc. (“BSAM”) has been authorized by the vast majority of its clients to vote proxies relating to the securities held in their portfolios. This authority carries with it the responsibility on BSAM’s part to analyze the issues connected with shareholder votes, evaluate the probable impact on share prices and vote proxies in what it views to be the best interests of its clients. This duty arises from the fact that an investment adviser’s proxy votes can affect the outcome of a shareholder vote and, consequently, the value of the securities held by its clients. Proxy-voting is therefore integral to an adviser’s investment management process.

At BSAM, the duty to monitor corporate developments and vote proxies falls upon its portfolio managers. Since BSAM’s portfolio managers acquire an enormously diverse and substantial number of securities, BSAM has determined to augment its internal research on corporate governance with the services of Institutional Shareholder Services, Inc. (“ISS”), an independent firm that specializes in analyzing shareholder voting matters, issuing research reports on such matters and making objective voting recommendations intended to maximize shareholder value. ISS currently covers more than 10,000 domestic and 12,000 foreign shareholder votes each year.

Voting Procedures

Authority to Vote. As part of its fiduciary duty as an investment adviser, BSAM votes proxies for all clients who have not expressly reserved proxy-voting responsibility to themselves. Employee benefit plan clients covered by ERISA may reserve the right to vote proxies to themselves only if their governing instruments expressly provide therefor.

Independent Proxy Research. All proxies received by BSAM from issuers of securities held in BSAM’s managed accounts are initially referred to ISS for its analysis and recommendation as to each matter being submitted for a vote. ISS’s recommendations are reported to the relevant BSAM portfolio managers who may or may not follow such recommendations depending upon the results of their own research and their familiarity with the companies and issues in question. Where and to the extent BSAM’s portfolio managers agree with an ISS recommendation regarding a specific vote, ISS will vote the proxies reflecting its recommendation on behalf of BSAM’s clients. Given the depth and breadth of ISS’s corporate governance research, and given its single-minded focus on the objective pursuit of shareholder value, it is expected that BSAM’s proxies will generally be voted in accordance with ISS’s recommendations.

Portfolio Manager Election/Proxy Committee. In certain circumstances, one or more BSAM portfolio managers may disagree with an ISS recommendation and elect to vote one or more of its clients’ proxies differently. It is also possible that, with respect to a particular vote, a BSAM portfolio manager may wish to vote proxies in accordance with ISS’s recommendations for certain of its clients and differently for other clients with different investment objectives, risk profiles or time horizons. In each such case, the portfolio manager in question must notify BSAM’s Proxy Committee of such an election before instructing ISS to vote any proxies. The Proxy Committee is responsible for determining whether any of the portfolio managers involved in the election or BSAM has a conflict of interest which would affect the proxies being voted. BSAM’s Compliance Director will conduct the conflict investigation on behalf of the Proxy Committee and report his findings to the other members. If a conflict is found to exist, the portfolio manager challenging the ISS recommendation in question will not be permitted to vote the proxies and the proxies will be voted in accordance with ISS’s recommendation. Where ISS does not cover a company or otherwise cannot recommend a vote, BSAM’s portfolio managers will vote the proxies solely in accordance with their own views unless the Proxy Committee determines that a conflict of interest exists. If the Proxy Committee determines that a conflict of interest exists, the portfolio manager will refer the matter to his or her clients and recommend that they vote the proxies themselves. In any such case, the referral of a voting matter to clients will be undertaken jointly by the relevant portfolio managers and a member of BSAM’s Legal & Compliance group in order to make certain that the voting issue and its implications for the company in question are described and discussed in an even-handed manner, with full disclosure of the relevant conflict of interest.

Conflicts of Interest. Any circumstance or relationship which would compromise a portfolio manager’s objectivity in voting proxies in the best interests of his/her clients would constitute a conflict of interest. Whether any such conflict exists for proxy-voting purposes will be determined by the Proxy Committee. The Proxy Committee is comprised of BSAM’s General Counsel, Compliance Director, Chief Financial Officer, Chief Administrative Officer, Head of Operations and Chief Investment Officers (or their respective designees). The Proxy Committee will deem a conflict to exist whenever BSAM or one of its portfolio managers has a personal or business interest in the outcome of a particular matter before shareholders. A conflict would arise, for example, in any case where BSAM has a business or financial relationship with a company whose management or shareholders are soliciting proxies. Another example of a conflict of interest would be where BSAM or one of its portfolio managers is related to an incumbent director or a candidate seeking a seat on the board. Putative conflicts of interest deemed by the Proxy Committee to be immaterial to a shareholder vote will not disable BSAM’s portfolio managers from voting proxies where they disagree with ISS or ISS has given no voting recommendation. In addition, the existence of an issue with respect to which BSAM is determined to have a conflict of interest will not prevent its portfolio managers from voting on other issues on the same proxy with respect to which BSAM does not have a conflict of interest.

In this regard, it should be noted that BSAM is a subsidiary of a world-wide, full-service investment banking and brokerage firm. As such, BSAM could be subject to a much wider array of potential conflicts of interest affecting its proxy votes on behalf of clients than if it were a stand-alone investment advisor. In order to minimize such conflicts with affiliated business units, however, BSAM has erected a Chinese Wall around itself which is designed to prevent BSAM and its affiliates from influencing each other’s businesses and which has the consequential effect of minimizing inter-unit conflicts.

As a matter of policy, BSAM’s Proxy Committee will presume the existence of a conflict of interest for proxy-voting purposes whenever:

•	a current BSAM client is affiliated with a company soliciting proxies or has communicated its view to BSAM on an impending proxy vote; or

•	the portfolio manager responsible for voting a proxy has identified a personal or business interest either in a company soliciting proxies or in the outcome of a shareholder vote; or

•	a third-party with an interest in the outcome of a shareholder vote has attempted to influence either BSAM or the portfolio manager responsible for voting a proxy; or

•	a company with respect to which proxies are being solicited is on the Bear Stearns Corporate Finance Restricted List.

Client Elections. If a BSAM client who has authorized BSAM to vote proxies on its behalf nevertheless instructs BSAM to vote its proxy in a fashion different from ISS’s recommendation with respect to such vote, BSAM will vote the proxy in accordance with the client’s written instructions.

Securities on Loan. When a security held in an account managed by BSAM is loaned to a third party, the loan agreement normally provides for the borrower to vote any proxies on shareholder matters that arise during the term of the loan. If, in the opinion of BSAM’s portfolio manager responsible for the account, it is important for any such proxy to be voted on behalf of client accounts notwithstanding the economic benefits attributable to the loan, the portfolio manager will arrange to terminate the loan prior to the date on which the proxy is to be voted. If the portfolio manager in question is uncertain as to whether a loan should be terminated in order to vote a proxy, he or she may refer the matter to the Proxy Committee for its determination.

Record-Keeping. BSAM will, for a period of at least five years, maintain or have ready access to the following documents:

•	a copy of BSAM’s current Proxy-Voting Policies and Procedures.

•	a copy of each proxy statement received by BSAM regarding securities held on behalf of its clients (which may be obtained from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system and maintained by ISS).

•	a record of each vote cast by BSAM on behalf of its clients (maintained by ISS).

•	a copy of any document created by BSAM that was material to a proxy vote on behalf of clients.

•	a copy of each written request received from a client as to how BSAM voted proxies on its behalf and a copy of any written response from BSAM to any oral or written client request for information as to how BSAM voted proxies on its behalf.

Where BSAM relies upon ISS to maintain any of the above records, it has obtained an undertaking from ISS to provide copies of such records promptly upon BSAM’s request.

Disclosure to Clients. BSAM will include a summary of its Proxy-Voting Policies and Procedures in Part II of its Form ADV. A copy of BSAM’s Proxy-Voting Policies and Procedures will also be made available to any client upon request. All BSAM clients will be provided with a contact at BSAM from whom they may obtain the proxy-voting records with respect to the securities held in their accounts.

ISS Performance Review. Since BSAM is relying to a large extent on the corporate governance research and proxy-voting recommendations of ISS, its Proxy Committee will annually review the effectiveness of ISS’s services from both substantive and administrative viewpoints. Substantive review will focus on evaluations by BSAM’s portfolio managers as to whether ISS’s voting recommendations were consistent with the maximization of shareholder value. Administrative review will focus on the timeliness and completeness of ISS’s proxy-voting procedures.

ISS Recommendations

Following are BSAM’s voting policies with respect to the most common matters submitted for shareholder votes. These policies are based on ISS’s current voting recommendations.

OPERATIONAL MATTERS

Vote For:	Vote Against:	Vote Case-By-C~ase:

Minor By-Law or Charter Amendments	Adjournment of Meeting (absent compelling reasons to support the proposal)	Shareholder Proposals to Prohibit or Limit Auditors from Engaging in Non-Audit Services

Change of Corporate Name	Reduction of Quorum Requirements for Shareholder Meetings below a Majority (absent compelling reasons to support the proposal)	Audit Firm Rotation (taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.)

Management Proposals to Change Date, Time or Location of Annual Meeting (unless the proposed change is unreasonable)	Shareholder Proposals to Change Date, Time or Location of Annual Meeting (unless the current scheduling or location is unreasonable)

Ratification of Auditors (unless an auditor has a financial interest in or association with the company and is therefore not independent; fees for non-audit services are excessive; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position)	Transaction of Other Business

BOARD OF DIRECTORS

Vote For:	Vote Against:	Vote Case-By-Case:
Restoring Shareholder Ability to Remove Directors With or Without Cause	Proposals to Enable Management to Alter the Size of the Board Outside of a Specified Range Without Shareholder Approval	Proposals to Establish or Amend Director Qualifications (based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board)

Proposals Permitting Shareholders to Elect Directors to Fill Board Vacancies	Shareholder Proposals Requiring Two Candidates per Board Seat	Shareholder Proposals Requiring Positions of Chairman and CEO to be Held Separately (because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support: designated lead director appointed from the ranks of the independent board members with clearly delineated duties; majority of independent directors on board; all-independent key committees; committee chairpersons nominated by the independent directors; CEO performance reviewed annually by a committee of outside directors; established governance guidelines; and company performance)

Shareholder Proposals Requiring a Majority or More of Directors to be Independent (unless the board composition already meets the proposed threshold by ISS’s definition of independence)	Classification or Declassification of the Board	Permission or Restoration of Cumulative Voting (relative to the company’s other governance provisions)

Proposals seeking to fix the board size or designate a range for the board size	Proposals Providing that Directors be Removed Only for Cause	Voting on Director Nominees in Uncontested Elections (examining the following factors: composition of the board & key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors’ investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board)

Proposals to repeal classified boards and to elect all directors annually	Proposals Providing that Only Continuing Directors May Elect Replacements to Fill Board Vacancies	Proposals on Director and Officer Indemnification and Liability Protection (using Delaware law as a standard)

Proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful (if both of the following apply: the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company and only if the director’s legal expenses would be covered)	Shareholder Proposals Mandating a Minimum Amount of Stock that Directors Must Own in Order to Qualify as Directors or to Remain on the Board	Shareholder Proposals asking for Open Access (taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of bard and director conduct)

Shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors (if they currently do not meet that standard)	Shareholder Proposals to Limit the Tenure of Outside Directors	Shareholder Proposal asking for Adoption of holding or retention period for Executives (taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives)

Proposals to eliminate cumulative voting

Proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care

Indemnification proposals that would expand coverage beyond just legal expenses to actions, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness

PROXY CONTESTS

Vote For:	Vote Against:	Vote Case-By-Case:
Shareholder Proposals to Adopt Confidential Voting, Independent Vote Tabulators and Independent Inspectors of Election (as long as the proposal includes a provision for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place; if the dissidents will not agree, the confidential voting policy is waived)		Director Nominees in Contested Elections (considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions)

Management Proposals to Adopt Confidential Voting		Reimbursement of Proxy Solicitation Expenses

ANTI-TAKEOVER DEFENSES AND VOTING-RELATED ISSUES

Vote For:	Vote Against:	Vote Case-By-Case:

Shareholder Proposals Requiring Shareholder Ratification of Poison Pills	Bylaw Amendments without Shareholder Consent	Shareholder Proposals to Redeem Poison Pills

Proposals to Allow or Simplify Shareholder Action by Written Consent	Proposals to Restrict or Prohibit Shareholder Actions by Written Consent	Management Proposals to Ratify Poison Pills

Proposals Removing Restrictions on the Right of Shareholders to Act Independently of Management	Proposals to Restrict or Prohibit Shareholder Ability to Call Special Meetings

Proposals to Restore Shareholder Ability to Remove Directors With or Without Cause	Proposals Providing that Directors May be Removed Only for Cause

Proposals Permitting Shareholders to Elect Directors to Fill Board Vacancies	Proposals Providing that Only Continuing Directors May Elect Replacements to Fill Board Vacancies

Amendment of Bylaws without Shareholder Consent (proposals giving the board the ability to amend the bylaws in addition to shareholders)	Shareholder Proposals Mandating a Minimum Amount of Stock that Directors Must Own in Order to Qualify as Directors or to Remain on the Board	Advance Notice Requirements for Shareholder Proposals/Nominations (giving support to those proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible)

Shareholder Proposals to Limit the Tenure of Outside Directors

MERGERS AND CORPORATE RESTRUCTURINGS
Vote For:	Vote Against:	Vote Case-By-Case:

Proposals to Provide Shareholders with Appraisal Rights.	Forming a Holding Company if the Transaction Involves an Adverse Change in Shareholder Rights (absent compelling financial reasons to recommend the transaction)	Purchases of Assets (considering the following factors: purchase price; fairness opinion; financial and strategic benefits; how the deal was negotiated; conflicts of interest; other alternatives for the business; and non-completion risk)

Proposals to Restructure Debt if Disapproval is Likely to Result in a Bankruptcy Filing		Sales of Assets (considering the following factors: impact on the balance sheet/working capital; potential elimination of diseconomies; anticipated financial and operating benefits; anticipated use of funds; value received for the asset; fairness opinion; how the deal was negotiated; and conflicts of interest)

Conversion of Securities if Disapproval would Result in Either Onerous Penalties or a Bankruptcy Filing		Bundled or Conditioned Proposals (in the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals)

Proposals to Liquidate if Disapproval would Result in a Bankruptcy Filing		Conversion of Securities (when evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties and conflicts of interest)

Private Placements if Disapproval is Likely to Result in a Bankruptcy Filing		Issuances of New Common or Preferred Shares in Connection with Corporate Reorganizations, Debt Restructuring, Prepackaged Bankruptcy Plans, Reverse Leveraged Buyouts or Wrap Plans (considering the following factors: dilution to existing shareholders’ position; terms of the offer; financial issues; management’s efforts to pursue other alternatives; control issues; and conflicts of interest)

Formation of Holding Companies (considering the following factors: the reasons for the change; any financial or tax benefits; regulatory benefits; increases in capital structure; changes to the articles of incorporation or bylaws of the company)

Going Private Transactions (LBOs and Minority Squeezeouts) (considering the following factors: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered and non-completion risk)

Joint Ventures (considering the following factors: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives and non-completion risk)

Liquidations (considering the following factors: management’s efforts to pursue other alternatives, appraisal value of assets and the compensation plan for executives managing the liquidation)

Mergers and Acquisitions (determining whether the transaction enhances shareholder value by giving consideration to the following: prospects of the combined company; anticipated financial and operating benefits; offer price; fairness opinion; how the deal was negotiated; changes in corporate governance; change in the capital structure and conflicts of interest)

Private Placements/Warrants/Convertible Debentures (when evaluating these proposals, the investor should review: dilution to existing shareholders’ position, terms of the offer, financial issues, management’s efforts to pursue other alternatives, control issues and conflicts of interest)

Spinoffs (depending on: tax and regulatory advantages; planned use of the sale proceeds; valuation of spinoff; fairness opinion; benefits to the parent company; conflicts of interest; managerial incentives; corporate governance changes and changes in the capital structure).

Shareholder Proposals Seeking to Maximize Shareholder Value by Hiring a Financial Advisor to Explore Strategic Alternatives, Selling the Company or Liquidating the Company and Distributing the Proceeds to Shareholders (considering the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether company is actively exploring its strategic options, including retaining a financial advisor)

STATE OF INCORPORATION
Vote For:	Vote Against:	Vote Case-By-Case:

Opting Out of Control Share Acquisition Statutes (unless doing so would enable the completion of a takeover that would be detrimental to shareholders)	Proposals to Amend Charters to Include Control Share Acquisition Provisions	Adoption of Fair Price Provisions (evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision and the mechanism for determining the fair price)

Proposals to Restore Voting Rights to Control Shares	Fair Price Provisions with Shareholder Vote Requirements Greater than a Majority of Disinterested Shares.	Anti-Greenmail Proposals (when they are bundled with other charter or by-law amendments)

Opting Out of Control Share Cashout Statutes	Proposals Requesting Board Consideration of Non-shareholder Constituencies or other Non-Financial Effects When Evaluating a Merger or Business Combination	Reincorporation (considering both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions and a comparison of the jurisdictional laws)

Reincorporation (when the economic factors outweigh any neutral or negative governance changes)		Opting In or Out of State Anti-Takeover Statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions)

Opting Out of Disgorgement Statutes

Opting Out of Freeze-Out Statutes

Adoption of Anti-Greenmail Charter or By-Law Amendments (or other restrictions on a company’s ability to make greenmail payments)

CAPITAL STRUCTURE
Vote For:	Vote Against:	Vote Case-By-Case:

Management Proposals to Reduce the Par Value of Common Stock	Proposals at Companies with Dual-Class Capital Structures to Increase the Number of Authorized Shares of Stock Classes with Superior Voting Rights	Proposals to Increase the Number of Shares of Common Stock Authorized for Issuance

Proposals to Approve Increases in Authorized Shares Beyond the Allowable Increases When Shares are in Danger of Being Delisted or a Company’s Ability to Operate as a Going Concern is Uncertain	Proposals to Create a New Class of Common Stock with Superior Voting Rights.	Shareholder Proposal Seeking Preemptive Rights (considering the size of a company, the characteristics of its shareholder base and the liquidity of the stock)

Proposals to Create New Classes of Non-Voting or Sub-Voting Common Stock (if it is intended for financing purposes with minimal or no dilution to current shareholders and it is not designed to preserve the voting power of an insider or significant shareholder)	Proposals that Increase Authorized Common Stock for the Explicit Purpose of Implementing Shareholder Rights Plans (Poison Pills)	Proposals to Increase the Number of Blank Check Preferred Shares (after analyzing the number of preferred shares available)

Proposals to Create “Declawed” Blank Check Preferred Stock (stock that cannot be used as a takeover defense)	Proposals Authorizing the Creation of New Classes of Preferred Stock with Unspecified Voting, Conversion, Dividend Distribution and Other Rights (“blank check” preferred stock)	Recapitalizations/Reclassifications of Securities (considering the following factors: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification and conflicts of interest)

Proposals to Authorize the Issuance of Preferred Stock (in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock appear reasonable)	Proposals to Increase the Number of Blank Check Preferred Stock Authorized for Issuance (when no shares have been issued or reserved for specific purposes)	Proposals to Implement Reverse Stock Splits that Do Not Proportionately Reduce the Number of Authorized Shares

Management Proposals to Implement Reverse Stock Splits When the Number of Authorized Shares Will be Proportionately Reduced	Tracking Stock (weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans and other alternatives such as spinoff)
Management Proposals to Implement Reverse Stock Splits to Avoid Delisting
Management Proposals to Institute Open-Market Share Repurchase Plans in which All Shareholders Participate on Equal Terms
Management Proposals to Increase the Common Share Authorization for a Stock Split or Share Dividend (provided that the increase in authorized shares would not result in an excessive number of shares available for issuance)

SOCIAL AND CORPORATE RESPONSIBILITY ISSUES

Vote For:	Vote Against:	Vote Case-By-Case:

Requests For Reports Disclosing The Company’s Environmental Policies (unless it already has well-documented environmental management systems that are available to the public)	Proposals Seeking Stronger Product Warnings (such decisions are better left to public health authorities)	Advertising to youth (considering the following factors: whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations; whether the company has gone as far as peers in restricting advertising; whether the company entered into the Master Settlement Agreement which restricts marketing of tobacco to youth and whether restrictions on marketing to youth extend to foreign countries)

	Proposals Prohibiting Investment In Tobacco Stocks (such decisions are better left to portfolio managers)	Ceasing the Production of Tobacco-Related Products or Selling Products to Tobacco Companies (considering the percentage of the company’s business affected and the economic loss of eliminating the business versus any potential tobacco-related liabilities)

	Proposals Asking Companies to Affirm Political Non-Partisanship in the Workplace (so long as the company is in compliance with laws governing corporate political activities and the company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive)	Spinning-Off Tobacco-Related Businesses (considering the percentage of the company’s business affected, the feasibility of a spinoff and potential future liabilities related to the company’s tobacco business)

	Proposals Requiring Reporting or Newspaper Publication of Political Contributions (federal and state laws restrict the amount of corporate contributions and include reporting requirements)	Proposals to Adopt the CERES Principles (considering the following factors: the company’s current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES; the company’s environmental performance record, including violations of federal and state regulations, level of toxic emissions and accidental spills; environmentally-conscious practices of peer companies, including endorsement of CERES, and the costs of membership and implementation)

EAGLE ASSET MANAGEMENT, INC.

PROXY VOTING POLICY AND GUIDELINES

The exercise of proxy voting rights is an important element in the successful management of clients’ investments. Eagle Asset Management recognizes its fiduciary responsibility to vote proxies solely in the best interests of both its ERISA and non-ERISA clients. We have therefore adopted the following proxy voting guidelines as a part of our overall goal of maximizing the growth of our clients’ assets.

Eagle generally votes proxies in furtherance of the long-term economic value of the underlying securities. We consider each proxy proposal on its own merits, and we make an independent determination of the advisability of supporting or opposing management’s position. We believe that the recommendations of management should be given substantial weight, but we will not support management proposals which we believe are detrimental to the underlying value of our clients’ positions.

We usually oppose proposals which dilute the economic interest of shareholders, and we also oppose those that reduce shareholders’ voting rights or otherwise limit their authority. With respect to takeover offers, Eagle calculates a “going concern” value for every holding. If the offer approaches or exceeds our value estimate, we will generally vote for the merger, acquisition or leveraged buy-out.

The following guidelines deal with a number of specific issues, particularly in the area of corporate governance. While they are not exhaustive, they do provide a good indication of Eagle’s general approach to a wide range of issues. A list of Eagle’s detailed voting guidelines is attached as APPENDIX A and incorporates routine and non-routine proxy issues. On occasion we may vote a proxy otherwise than suggested by the guidelines, but departures from the guidelines will be rare, and we will explain the basis for such votes in our reports to clients.

If you have any questions about these guidelines, or about how we voted, or may vote, on a particular issue, please contact our Compliance Department at 1-800-237-3101.

I. DIRECTORS AND AUDITORS

Eagle generally supports the management slate of directors, although we may withhold our votes if the board has adopted excessive anti-takeover measures. (App. R1)

We favor inclusion of the selection of auditors on the proxy as a matter for shareholder ratification. As a general rule, in the absence of any apparent conflict of interest, we will support management’s selection of auditors. (App. R8)

II. CORPORATE GOVERNANCE

In the area of corporate governance, Eagle will generally support proxy measures which we believe tend to increase shareholder rights.

a. Confidential Voting. We generally support proposals to adopt confidential voting and independent vote tabulation practices, which we believe lessen potential management pressure on shareholders and thus allow shareholders to focus on the merits of proxy proposals. (App S31)

b. Greenmail. Unless they are part of anti-takeover provisions, we usually support anti-greenmail proposals because greenmail tends to discriminate against shareholders other than the greenmailer and may result in a decreased stock price. (App S23)

c. Indemnification of Directors. We usually vote in favor of charter or by-law amendments which expand the indemnification of directors or limit their liability for breaches of care, because we believe such measures are important in attracting competent directors and officers. (App R4)

d. Cumulative Voting Rights. We usually support cumulative voting as an effective method of guaranteeing minority representation on a board. (App N17, S24)

e. Opt Out of Delaware. We usually support by-law amendments requiring a company to opt out of the Delaware takeover statute because it is undemocratic and contrary to the principle that shareholders should have the final decision on merger or acquisition. (App S15, S46)

f. Increases in Common Stock. We will generally support an increase in common stock of up to three times the number of shares outstanding and scheduled to be issued, including stock options, provided the increase is not intended to implement a poison pill defense. (App R18)

Eagle generally votes against the following anti-takeover proposals, as we believe they diminish shareholder rights.

a. Fair Price Amendments. We generally oppose fair price amendments because they may deter takeover bids, but we will support those that consider only a two year price history and are not accompanied by a supermajority vote requirement. (App N3)

b. Classified Boards. We generally oppose classified boards because they limit shareholder control. (App N4)

c. Blank Check Preferred Stock. We generally oppose the authorization of blank check preferred stock because it limits shareholder rights and allows management to implement anti-takeover policies without shareholder approval. (App N2)

d. Supermajority Provisions. We usually oppose supermajority-voting requirements because they often detract from the majority’s rights to enforce its will. (App N5, S32)

e. Golden Parachutes. We generally oppose golden parachutes, as they tend to be excessive and self-serving, and we favor proposals which require shareholder approval of golden parachutes and similar arrangements. (App S18)

f. Poison Pills. We believe poison pill defenses tend to depress the value of shares. Therefore, we will vote for proposals requiring (1) shareholder ratification of poison pills, (2) sunset provision for existing poison pills, and (3) shareholder vote on redemption of poison pills. (App N1)

g. Reincorporation. We oppose reincorporation in another state in order to take advantage of a stronger anti-takeover statute. (App S15)

h. Shareholder Rights. We oppose proposals which would eliminate, or limit, the rights of shareholders to call special meetings and to act by written consent because they detract from basic shareholder authority. (App S26-S30)

Eagle generally votes on other corporate governance issues as follows:

a. Other Business. Absent any compelling grounds, we usually authorize management to vote in its discretion. (App R22)

b. Differential Voting Rights. We usually vote against the issuance of new classes of stock with differential voting rights, because such rights can dilute the rights of existing shares. (App N27)

c. Directors-share Ownership. While we view some share ownership by directors as having a positive effect, we will usually vote against proposals requiring directors to own a specific number of shares. (App S5)

d. Independent Directors. While we oppose proposals which would require that a board consist of a majority of independent directors, we may support proposals which call for some independent positions on the board. (App S11)

e. Preemptive Rights. We generally vote against preemptive rights proposals, as they may tend to limit share ownership, and they limit management’s flexibility to raise capital. (App N21, S25)

f. Employee Stock Ownership Plans (ESOPs). We evaluate ESOPs on a case-by-case basis. We usually vote for unleveraged ESOPs if they provide for gradual accumulation of moderate levels of stock. For leveraged ESOPs, we examine the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for ESOP and number of shares held by insiders. We may also examine where the ESOP shares are purchased and the dilutive effect of the purchase. We vote against leveraged ESOPs if all outstanding loans are due immediately upon a change in control or if the ESOP appears to be primarily designed as an anti-takeover device. (App R21)

III. COMPENSATION AND STOCK OPTION PLANS

We review compensation plan proposals on a case-by-case basis. We believe that strong compensation programs are needed to attract, hold and motivate good executives and outside directors, and so we generally tend to vote with management on these issues. However, if the proposals appear excessive, or bear no rational relation to company performance, we may vote in opposition.

With respect to compensation plans which utilize stock options or stock incentives, our analyses generally have lead us to vote with management. However, if the awards of options appear excessive, or if the plans reserve an unusually large percentage of the company’s stock for the award of options, we may oppose them because of concerns regarding the dilution of shareholder value. Compensation plans that come within the purview of this guideline include long-range compensation plans, deferred compensation plans, long-term incentive plans, performance stock plans, and restricted stock plans and share option arrangements. (App N7)

IV. SOCIAL ISSUES

Eagle has a fiduciary duty to vote on all proxy issues in furtherance of the long-term economic value of the underlying shares. Consistent with that duty, we have found that management generally analyzes such issues on the same basis, and so we generally support management’s recommendations on social issue proposals. (App S40 — S65)

Examples of proposals in this category include:

1. Anti - Abortion.

2. Affirmative Action.

3. Animal Rights.

a. Animal Testing.

b. Animal Experimentation.

c. Factory Farming.

4. Chemical Releases.

5. El Salvador.

6. Environmental Issues.

a. CERES Principles.

b. Environmental Protection.

7. Equal Opportunity.

8. Discrimination.

9. Government Service.

10. Infant Formula.

11. Israel.

12. Military Contracts.

13. Northern Ireland.

a. MacBride Principles.

14. Nuclear Power.

a. Nuclear Waste.

b. Nuclear Energy Business.

15. Planned Parenthood Funding.

16. Political Contributions.

17. South Africa.

a. Sullivan Principles.

18. Space Weapons.

19. Tobacco-Related Products.

20. World Debt.

VII. CONFLICTS OF INTEREST

Investment advisers who vote client proxies may, from time to time, be faced with situations which present the adviser with a potential conflict of interest. For example, a conflict of interest could exist where Eagle, or an affiliate, provides investment advisory services, or brokerage or underwriting services, to a company whose management is soliciting proxies, and a vote against management could harm Eagle’s, or the affiliate’s, business relationship with that company. Potential conflicts of interest may also arise where Eagle has business or personal relationships with other proponents of proxy proposals, participants in proxy contests, or corporate directors or candidates for directorships.

Eagle addresses the potential conflict of interest issue primary by voting proxies in accordance with the predetermined set of Guidelines described above. With very few exceptions, Eagle’s proxy votes are cast as prescribed by our guidelines. On the rare occasion where a portfolio manager may recommend a vote contrary to Eagle’s Guidelines, Eagle’s Compliance Department will review the proxy issue and the recommended vote to ensure that the vote is cast in compliance with Eagle’s overriding obligation to vote proxies in the best interests of clients and to avoid conflicts of interest. By limiting the discretionary factor in the proxy voting process, Eagle is confident that potential conflicts of interest will not affect the manner in which proxy voting rights are exercised.

VIII. RECORD KEEPING

The following documents related to Proxy Voting are kept by Eagle Compliance in accordance with Rule 204-2 of the Investment Advisers Act.

•	Copy of each proxy statement received.

•	Record of each vote cast.

•	Copy of any documents created by Eagle that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision.

•	Copy of each written client request for information on how Eagle voted proxies on behalf of the client.

•	Copy of all written responses by Eagle to client who requested (written or oral) information on how the Eagle voted proxies on behalf of the client.

ATTACHED IS APPENDIX A WHICH DETAILS EAGLE’S PROXY VOTING GUIDELINES FOR ROUTINE, NON-ROUTINE AND NON-ROUTINE SHAREHOLDER PROPOSALS.

APPENDIX A

List of Affiliates

Eagle is affiliated with the following broker/dealers and investment advisors:

1) Raymond James & Associates, Inc.

2) Raymond James Financial Services, Inc.

3) Heritage Asset Management, Inc. a corporation, acts as investment advisor to the Heritage Family of Mutual Funds sponsored by Raymond James & Associates, Inc. including Heritage Cash Trust, consisting of a money market fund and a municipal money market fund; Heritage Capital Appreciation Trust, an equity fund; Heritage Income-Growth Trust, an income-growth fund; Heritage Income Trust, consisting of a high yield bond fund and an intermediate government fund and Heritage Series Trust, consisting of: Small Cap Stock Fund, MidCap Growth Fund, Growth Equity Fund, Value Equity Fund, Aggressive Growth Fund, Technology Fund and International Equity Portfolio. These funds are registered investment companies under the Investment Company Act of 1940. Shares of these funds are sold in all states by Raymond James & Associates, Inc., Raymond James Financial Services, Inc., and various outside broker/dealers.

4) Awad Asset Management, Inc. a subsidiary of Raymond James Financial, Inc.

5) Planning Corporation of America (PCA), a general insurance agency which represents numerous insurance companies.

Through the holding company, Eagle is also affiliated with the following entities:

a) RJ Leasing, Inc. — engaged in the leasing business, and acts as General Partner in various leasing programs.

b) RJ Health Properties, Inc. — engaged in purchase, sales and leasing of nursing homes and acts as General Partner in various partnerships.

c) RJ Properties, Inc. — engaged in the real estate business as a general or co-general partner for limited partnerships sold through the various affiliates of Raymond James Financial, Inc.

d) RJ Equities, Inc. — acts as General Partner in various partnerships.

e) Raymond James Bank, FSB.

f) Raymond James Trust Services Group: RJ Trust Company, Sound Trust Company.

g) Raymond James Financial International Limited, a broker-dealer based in London.

h) Raymond James Global Securities, a broker-dealer based in the British Virgin Islands.

FRANKLIN ADVISORY SERVICES, LLC

PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF ADVISER TO VOTE PROXIES

Franklin Advisory Services, LLC (hereinafter “Adviser”) has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Adviser) that has either delegated proxy voting administrative responsibility to Adviser or has asked for information on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Adviser votes proxies solely in the interests of, separate account clients, Adviser-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, “Advisory Clients”) that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Adviser’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Adviser.

HOW ADVISER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon Adviser’s instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Adviser subscribes to Glass Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Adviser’s ultimate decision. As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest

All conflicts of interest will be resolved in the interests of the Advisory Clients. Adviser is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, a situation may arise where one affiliate makes a voting decision on a company’s proxy without the knowledge that another affiliate manages that company’s retirement plan or other assets. In situations where Adviser perceives a material conflict of interest, Adviser may disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS, Glass Lewis, or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Clients for a voting decision; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

Weight Given Management Recommendations

One of the primary factors Adviser considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that Adviser considers in determining how proxies should be voted. However, Adviser does not consider recommendations from management to be determinative of Adviser’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and Adviser will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Compliance Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Adviser’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Adviser’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser’s research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

GENERAL PROXY VOTING GUIDELINES

Adviser has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Adviser reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Adviser may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. Corporate governance issues are diverse and continually evolving and Adviser devotes significant time and resources to monitor these changes.

ADVISER’S PROXY VOTING POLICIES AND PRINCIPLES

Adviser’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Adviser’s organization, including portfolio management, legal counsel, and Adviser’s officers. The Board of Directors of Franklin Templeton’s U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Adviser believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Adviser supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Adviser will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Adviser will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. Adviser will review the issue of separating Chairman and CEO positions on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. Adviser evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Adviser generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Adviser will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of Auditors: In light of several high profile accounting scandals, Adviser will closely scrutinize the role and performance of auditors. On a case-by-case basis, Adviser will examine proposals relating to non-audit relationships and non-audit fees. Adviser will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

Management & Director Compensation: A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Adviser evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Adviser reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Adviser will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. Adviser will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 5% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Adviser will generally oppose “golden parachutes” that are considered excessive. Adviser will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Anti-Takeover Mechanisms and Related Issues: Adviser generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Adviser conducts an independent review of each anti-takeover proposal. On occasion, Adviser may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. Adviser generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Adviser will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. Adviser will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Adviser generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Adviser usually supports “fair price” provisions and confidential voting.

Changes to Capital Structure: Adviser realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Adviser will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Adviser will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Adviser will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Adviser will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Adviser will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Social and Corporate Policy Issues: As a fiduciary, Adviser is primarily concerned about the financial interests of its Advisory Clients. Adviser will generally give management discretion with regard to social, environmental and ethical issues although Adviser may vote in favor of those issues that are believed to have significant economic benefits or implications.

Global Corporate Governance: Adviser manages investments in countries worldwide. Many of the tenets discussed above are applied to Adviser’s proxy voting decisions for international investments. However, Adviser must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Adviser’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations, including those of the U.S. Securities and Exchange Commission (“SEC”) and the Canadian Securities Administrators (“CSA”). In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Adviser has outstanding sell orders, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although Adviser may hold shares on a company’s record date, should it sell them prior to the company’s meeting date, Adviser ultimately may decide not to vote those shares.

Adviser may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, Adviser may vote against the item to send a message to the company that if it had provided additional information, Adviser may have voted in favor of that item. Adviser may also enter an “abstain” vote on the election of certain directors from time to time based on individual situations, particularly where Adviser is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Adviser’s proxy policy:

1. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Adviser. The Proxy Group will periodically review and update this list.

2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials. The Proxy Group will confirm each relevant Advisory Client’s holdings of the securities and that the client is eligible to vote.

3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

4. In determining how to vote, Adviser’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS, Glass Lewis, or other independent third party providers of proxy services.

5. The Proxy Group is responsible for maintaining the documentation that supports Adviser’s voting position. Such documentation will include, but is not limited to, any information provided by ISS, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position is in the best interest of its Advisory Clients (including separate accounts such as ERISA accounts as well as mutual funds), an indication of whether it supported or did not support management and any other relevant information. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel.

6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7. The Proxy Group will attempt to submit Adviser’s vote on all proxies to ISS for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to ISS in sufficient time for the vote to be lodged.

8. The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the client’s file and forwards a copy to the appropriate portfolio manager. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

9. If the Proxy Group learns of a vote on a material event that will affect a security on loan, the Group will notify Adviser and obtain instructions regarding whether Adviser desires the Franklin Templeton Services, LLC Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Adviser, the Proxy Group shall use its best efforts to call such loans or use other practicable and legally enforceable means to ensure that Adviser is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities.

10. The Proxy Group, in conjunction with Legal Compliance Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonable practicable after filing Form N-PX with the SEC.

11. The Proxy Group, in conjunction with Legal Compliance Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients’ financial statements and disclosure documents.

12. The Proxy Group will review the guidelines of ISS and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

13. The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning.

14. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

15. Periodically, the Proxy Group will verify that:

•	All annual proxies for the securities held by Advisory Clients have been received;

•	Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

•	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and timely filings were made with applicable regulators related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-847-2268, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Adviser’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. The proxy voting records for Canadian mutual fund products will be available no later than August 31, 2006 at www.franklintempleton.ca. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Adviser are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

As of February 7, 2006

LAZARD ASSET MANAGEMENT LLC

Information Regarding Lazard’s Proxy Voting Policies

A. Introduction

As a fiduciary, Lazard Asset Management LLC (“Lazard”) is obligated to vote proxies in the best interests of its clients. Lazard has adopted a written policy (the “Policy”) that is designed to ensure that it satisfies its fiduciary obligation. Lazard has developed a structure to attempt to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interest, and within the framework of that Policy.

Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, Lazard’s policy is to vote proxies on a given issue the same for all of its clients. The Policy is based on the view that, in its role as investment adviser, Lazard must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.

B. Administration and Implementation of Proxy Voting Process

Lazard’s proxy-voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to Lazard’s Chief Operations Officer. Oversight of the process is provided by Lazard’s Legal and Compliance Department and by a Proxy Committee consisting of senior Lazard officers. To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the “Approved Guidelines”). These Approved Guidelines provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis. Lazard believes that its portfolio managers and global research analysts with knowledge of the company (“Portfolio Management”) are in the best position to evaluate the impact that the outcome of a given proposal will have on long-term shareholder value. Therefore, ProxyOps seeks Portfolio Management’s recommendation on all proposals to be considered on a case-by-case basis. Portfolio Management is also given the opportunity to review all proposals (other than routine proposals) where the Approved Guideline is to vote for or against, and, in compelling circumstances, to overrule the Approved Guideline, subject to the Proxy Committee’s final determination. The Manager of ProxyOps may also consult with Lazard’s Chief Compliance Officer or the Proxy Committee concerning any proxy agenda or proposal.

C. Types of Proposals

Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Other proposals are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Lazard’s Proxy Committee has developed Approved Guidelines for the most common proposals. New or unusual proposals may be presented from time to time. Such proposals will be presented to Portfolio Management and discussed with the Proxy Committee to determine how they should be voted and an Approved Guideline will be adopted if appropriate.

D. Conflicts of Interest

Lazard’s Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for Lazard. Should the appearance of such a conflict exist, Lazard will seek to alleviate the conflict by voting consistent with pre-approved guidelines (to vote for or against), or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. Currently, when a material conflict, or the appearance of a material conflict, arises regarding a proposal, and the Approved Guideline is to vote case-by-case, Lazard defers to the recommendation provided by an independent source, Institutional Shareholder Services (“ISS”). This allows Lazard to ensure that a vote is not influenced by a material conflict of interest, and nevertheless receive the benefit of ISS’s thorough analysis and recommendation designed to further long-term shareholder value. However, Lazard will only defer to ISS’s recommendation after having received a written representation by ISS that it is not in a position of conflict with respect to the proxy, which could exist if ISS receives compensation from the proxy issuer on corporate governance issues in addition to the advice it provides Lazard on proxies. If ISS is in a conflicting position or if the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. In addition, in the event of a conflict that arises in connection with a proposal for a Lazard mutual fund, Lazard will either follow the procedures described above or vote shares for or against the proposal in proportion to shares voted by other shareholders.

E. How to Obtain Information

A copy of Lazard’s Proxy Voting Policy is available on request. If you would like to receive a copy of the Proxy Voting Policy, or information about how Lazard voted securities held in your account, you should contact your Lazard representative, or, alternatively, you can call Richard Kowal, Lazard’s Proxy Administrator, at (212) 632-6985. If Lazard manages your account through a wrap or similar program, you should contact your account representative, who will be able to obtain the information for you.

WELLS CAPITAL MANAGEMENT

PROXY VOTING POLICIES AND PROCEDURES

1. Scope of Policies and Procedures. These Proxy Voting Policies and Procedures (“Procedures”) are used to determine how to vote proxies relating to portfolio securities held in accounts managed by Wells Capital Management and whose voting authority has been delegated to Wells Capital Management. Wells Capital Management believes that the Procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of clients, in accordance with its fiduciary duties.

2. Voting Philosophy. Wells Capital Management exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, Wells Capital Management supports sound corporate governance practices within companies in which they invest.

Wells Capital Management utilizes Institutional Shareholders Services (ISS), a proxy-voting agent, for voting proxies and proxy voting analysis and research. ISS votes proxies in accordance with the Wells Fargo Proxy Guidelines established by Wells Fargo Proxy Committee.

3. Responsibilities

(A) Proxy Administrator

Wells Capital Management has designated a Proxy Administrator who is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Procedures. The Proxy Administrator monitors ISS to determine that ISS is accurately applying the Procedures as set forth herein and that proxies are voted in a timely and responsible manner. The Proxy Administrator reviews the continuing appropriateness of the Procedures set forth herein, recommends revisions as necessary and provides an annual update on the proxy voting process.

(i) Voting Guidelines. Wells Fargo Proxy Guidelines set forth Wells Fargo’s proxy policy statement and guidelines regarding how proxies will be voted on the issues specified. ISS will vote proxies for or against as directed by the guidelines. Where the guidelines specify a “case by case” determination for a particular issue, ISS will evaluate the proxies based on thresholds established in the proxy guidelines. In addition, proxies relating to issues not addressed in the guidelines, especially foreign securities, Wells Capital Management will defer to ISS Proxy Guidelines. Finally, with respect to issues for which a vote for or against is specified by the Procedures, the Proxy Administrator shall have the authority to direct ISS to forward the proxy to him or her for a discretionary vote, in consultation with the Proxy Committee or the portfolio manager covering the subject security if the Proxy Committee or the portfolio manager determines that a case-by-case review of such matter is warranted, provided however, that such authority to deviate from the Procedures shall not be exercised if the Proxy Administrator is aware of any conflict of interest as described further below with respect to such matter.

(ii) Voting Discretion. In all cases, the Proxy Administrator will exercise its voting discretion in accordance with the voting philosophy of the Wells Fargo Proxy Guidelines. In cases where a proxy is forwarded by ISS to the Proxy Administrator, the Proxy Administrator may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; or (ii) information provided by company managements and shareholder groups. In the event that the Proxy Administrator is aware of a material conflict of interest involving Wells Fargo/Wells Capital Management or any of its affiliates regarding a proxy that has been forwarded to him or her, the Proxy Administrator will return the proxy to ISS to be voted in conformance with the voting guidelines of ISS. Voting decisions made by the Proxy Administrator will be reported to ISS to ensure that the vote is registered in a timely manner.

(iii) Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy).

(iv) Conflicts of Interest. Wells Capital Management has obtained a copy of ISS policies, procedures and practices regarding potential conflicts of interest that could arise in ISS proxy voting services to Wells Capital Management as a result of business conducted by ISS. Wells Capital Management believes that potential conflicts of interest by ISS are minimized by these policies, procedures and practices. In addition, Wells Fargo and/or Wells Capital Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Wells Fargo and/or Wells Capital Management or its affiliates have other relationships with the issuer of the proxy. Wells Capital Management believes that, in most instances, any material conflicts of interest will be minimized through a strict and objective application by ISS of the voting guidelines. However, when the Proxy Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by Wells Capital Management, the Proxy Administrator shall defer to ISS to vote in conformance with the voting guidelines of ISS In addition, the Proxy Administrator will seek to avoid any undue influence as a result of any material conflict of interest that exists between the interest of a client and Wells Capital Management or any of its affiliates. To this end, an independent fiduciary engaged by Wells Fargo will direct the Proxy Administrator on voting instructions for the Wells Fargo proxy.

(B) ISS

ISS has been delegated with the following responsibilities:

(i) Research and make voting determinations in accordance with the Wells Fargo Proxy Guidelines;

(ii) Vote and submit proxies in a timely manner;

(iii) Handle other administrative functions of proxy voting;

(iv) Maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

(v) Maintain records of votes cast; and

(vi) Provide recommendations with respect to proxy voting matters in general.

(C) Except in instances where clients have retained voting authority, Wells Capital Management will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

(D) Notwithstanding the foregoing, Wells Capital Management retains final authority and fiduciary responsibility for proxy voting.

4. Record Retention. Wells Capital Management will maintain the following records relating to the implementation of the Procedures:

(i) A copy of these proxy voting polices and procedures;

(ii) Proxy statements received for client securities (which will be satisfied by relying on EDGAR or ISS);

(iii) Records of votes cast on behalf of clients (which ISS maintains on behalf of Wells Capital Management);

(iv) Records of each written client request for proxy voting records and Wells Capital Management’s written response to any client request (written or oral) for such records; and

(v) Any documents prepared by Wells Capital Management or ISS that were material to making a proxy voting decision. Such proxy voting books and records shall be maintained at an office of Wells Capital Management in an easily accessible place for a period of five years.

5. Disclosure of Policies and Procedures. Wells Capital Management will disclose to its clients a summary description of its proxy voting policy and procedures via mail. A detail copy of the policy and procedures will be provided to clients upon request by calling 1-800-736-2316. It is also posted on Wells Capital Management website at www.wellscap.com.

Wells Capital Management will also provide proxy statements and any records as to how we voted proxies on behalf of clients upon request. Clients may contact us at 1-800-736-2316 or by e-mail at http://www.wellscap.com/contactus/index.html to request a record of proxies voted on their behalf.

Except as otherwise required by law, Wells Capital Management has a general policy of not disclosing to any issuer or third party how its client proxies are voted.

January 21, 2005

PART C

OTHER INFORMATION

Item 25. Indemnification

Article VIII of the Agreement and Declaration of Trust of the Registrant states:

Section 1. Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VIII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee; provided, however, that nothing contained herein or in the Delaware Act shall protect any Trustee against any liability to the Trust or to any Shareholder to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of the Trustee hereunder.

All persons extending credit to, contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or such Series for payment under such contract or claim; and neither the Trustees nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, Manager, or Principal Underwriter of the Trust, but nothing contained in this Declaration of Trust or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon.

Section 2. Indemnification of Covered Persons. Every Covered Person shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act and other applicable law.

Section 3. Indemnification of Shareholder. If any Shareholder or former Shareholder of any Series shall be held personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by such Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Article IX of the Agreement and Declaration of Trust of the Registrant states:

Section 5. Amendments. Except as specifically provided in this Section 5, the Trustees may, without Shareholder vote, restate, amend, or otherwise supplement this Declaration of Trust. Shareholders shall have the right to vote on (i) any amendment that would affect their right to vote granted in Article V, Section 1 hereof, (ii) any amendment to this Section 5, (iii) any amendment that may require their vote under applicable law or by the Trust’s registration statement, as filed with the Commission, and (iv) any amendment submitted to them for their vote by the Trustees. Any amendment required or permitted to be submitted to the Shareholders that, as the Trustees determine, shall affect the Shareholders of one or more Series shall be authorized by a vote of the Shareholders of each Series affected and no vote of Shareholders of a Series not affected shall be required. Notwithstanding anything else herein, no amendment hereof shall limit the rights to insurance with respect to any acts or omissions of Persons covered thereby prior to such amendment nor shall any such amendment limit the rights to indemnification

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referenced in Article VIII, Section 2 hereof as provided in the By-Laws with respect to any actions or omissions of Persons covered thereby prior to such amendment. The Trustees may, without shareholder vote, restate, amend, or otherwise supplement the Certificate of Trust as they deem necessary or desirable.

Article X of the By-Laws of the Registrant states:

Section 3. Advance Payment of Indemnifiable Expenses. Expenses incurred by an agent in connection with the preparation and presentation of a defense to any proceeding may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by, or on behalf of, such agent that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification; provided, however, that (a) such agent shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of the readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such agent will be found entitled to indemnification.

Section 2. D. of the Registrant’s Investment Management Agreement and Section 2. E of the Registrant’s Investment Management Agreement with respect to the AXA Allocation Portfolios each state:

Limitations on Liability. Manager will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to Manager’s undertaking to do so, that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence or reckless disregard of its duties or obligations in rendering its services to the Trust as specified in this Agreement. Any person, even though an officer, director, employee or agent of Manager, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or when acting on any business of the Trust, to be rendering such services to or to be acting solely for the Trust and not as an officer, director, employee or agent, or one under the control or direction of Manager, even though paid by it.

Sections 5. A. and 5. B. of each of the Registrant’s Investment Advisory Agreements state:

Liability and Indemnification. A. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Adviser nor any of its officers, directors, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Manager or the Trust as a result of any error of judgment or mistake of law by the Adviser or its Affiliates with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser or its Affiliates for, and the Adviser shall indemnify and hold harmless the Trust, the Manager, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Manager Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Manager Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Allocated Portion or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished by the Adviser to the Manager or the Trust by the Adviser Indemnitees (as defined below) for use therein.

B. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Manager and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser as a result of any error of judgment or mistake of law by the Manager with respect to the Allocated Portion, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Manager for, and the Manager shall indemnify and hold harmless the Adviser, all affiliated persons thereof (within the meaning of

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Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Manager in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Manager that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust.

Section 14 of each of the Registrant’s Distribution Agreements states:

The Trust shall indemnify and hold harmless the Distributor from any and all losses, claims, damages or liabilities (or actions in respect thereof) to which the Distributor may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or result from negligent, improper, fraudulent or unauthorized acts or omissions by the Trust or its officers, trustees, agents or representatives, other than acts or omissions caused directly or indirectly by the Distributor.

The Distributor will indemnify and hold harmless the Trust, its officers, trustees, agents and representatives against any losses, claims, damages or liabilities, to which the Trust, its officers, trustees, agents and representatives may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in the Trust Prospectus and/or SAI or any supplements thereto; (ii) the omission or alleged omission to state any material fact required to be stated in the Trust Prospectus and/or SAI or any supplements thereto or necessary to make the statements therein not misleading; or (iii) other misconduct or negligence of the Distributor in its capacity as a principal underwriter of the Trust’s shares and will reimburse the Trust, its officers, trustees, agents and representatives for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that the Distributor shall not be liable in any such instance to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Trust Prospectus and/or SAI or any supplement in good faith reliance upon and in conformity with written information furnished by the Preparing Parties specifically for use in the preparation of the Trust Prospectus and/or SAI.

Number 6 of the Registrant’s Mutual Funds Service Agreement states:

Limitation of Liability and Indemnification. (a) AXA Equitable shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Trust, in connection with the matters to which this Agreement relates, except for a loss or expense caused by or resulting from or attributable to willful misfeasance, bad faith or negligence on AXA Equitable’s part (or on the part of any third party to whom AXA Equitable has delegated any of its duties and obligations pursuant to Section 4(c) hereunder) in the performance of its (or such third party’s) duties or from reckless disregard by AXA Equitable (or by such third party) of its obligations and duties under this Agreement (in the case of AXA Equitable) or under an agreement with AXA Equitable (in the case of such third party) or, subject to Section 10 below, AXA Equitable’s (or such third party’s) refusal or failure to comply with the terms of this Agreement (in the case of AXA Equitable) or an agreement with AXA Equitable (in the case of such third party) or its breach of any representation or warranty under this Agreement (in the case of AXA Equitable) or under an agreement with AXA Equitable (in the case of such third party). In no event shall AXA Equitable (or such third party) be liable for any indirect, incidental special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits), even if AXA Equitable (or such third party) has been advised of the likelihood of such loss or damage and regardless of the form of action.

(b) Except to the extent that AXA Equitable may be held liable pursuant to Section 6(a) above, AXA Equitable shall not be responsible for, and the Trust shall indemnify and hold AXA Equitable harmless from and against any and all losses, damages, costs, reasonable attorneys’ fees and expenses, payments, expenses and liabilities, including but not limited to those arising out of or attributable to:

(i) any and all actions of AXA Equitable or its officers or agents required to be taken pursuant to this Agreement;

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(ii) the reliance on or use by AXA Equitable or its officers or agents of information, records, or documents which are received by AXA Equitable or its officers or agents and furnished to it or them by or on behalf of the Trust, and which have been prepared or maintained by the Trust or any third party on behalf of the Trust;

(iii) the Trust’s refusal or failure to comply with the terms of this Agreement or the Trust’s lack of good faith, or its actions, or lack thereof, involving negligence or willful misfeasance;

(iv) the breach of any representation or warranty of the Trust hereunder;

(v) the reliance on or the carrying out by AXA Equitable or its officers or agents of any proper instructions reasonably believed to be duly authorized, or requests of the Trust;

(vi) any delays, inaccuracies, errors in or omissions from information or data provided to AXA Equitable by data services, including data services providing information in connection with any third party computer system licensed to AXA Equitable, and by any corporate action services, pricing services or securities brokers and dealers;

(vii) the offer or sale of shares by the Trust in violation of any requirement under the Federal securities laws or regulations or the securities laws or regulations of any state, or in violation of any stop order or other determination or ruling by any Federal agency or any state agency with respect to the offer or sale of such shares in such state (1) resulting from activities, actions, or omissions by the Trust or its other service providers and agents, or (2) existing or arising out of activities, actions or omissions by or on behalf of the Trust prior to the effective date of this Agreement;

(viii) any failure of the Trust’s registration statement to comply with the 1933 Act and the 1940 Act (including the rules and regulations thereunder) and any other applicable laws, or any untrue statement of a material fact or omission of a material fact necessary to make any statement therein not misleading in a Trust’s prospectus;

(ix) except as provided for in Schedule B.III., the actions taken by the Trust, its Manager, its investment advisers, and its distributor in compliance with applicable securities, tax, commodities and other laws, rules and regulations, or the failure to so comply, and

(x) all actions, inactions, omissions, or errors caused by third parties to whom AXA Equitable or the Trust has assigned any rights and/or delegated any duties under this Agreement at the specific request of or as required by the Trust, its Funds, investment advisers, or Trust distributors.

The Trust shall not be liable for any indirect, incidental, special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits) even if the Trust has been advised of the likelihood of such loss or damage and regardless of the form of action, except when the Trust is required to indemnify AXA Equitable pursuant to this Agreement.

Number 12(a)(iv) of the Registrant’s Global Custody Agreement states:

(A) Customer shall indemnify and hold Bank and its directors, officers, agents and employees (collectively the “Indemnitees”) harmless from and against any and all claims, liabilties, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and legal fees (“Losses”) that may be incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which Bank is authorized to rely pursuant to the terms of this Agreement. (B) In addition to and not in limitation of the preceding subparagraph, Customer shall also indemnify and hold the Indemnitees and each of them

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harmless from and against any and all Losses that may be incurred by, or asserted against, the Indemnitees or any of them in connection with or arising out of Bank’s performance under this Agreement, provided the Indemnitees have not acted with negligence or engaged in willful misconduct. (C) In performing its obligations hereunder, Bank may rely on the genuineness of any document which it reasonably believes in good faith to have been validly executed.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Trust by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1)	Trust Instrument

(1)(a)	Agreement and Declaration of Trust of Registrant.[1]

(1)(b)	Certificate of Trust of Registrant. [1]

(2)	By-laws of Registrant. [1]

(3)	None other than provisions contained in Exhibit (a)(1) and (b).

(4)	Form of Agreement and Plan of Reorganization and Termination; filed as Appendix A to the Combined Proxy Statement and Prospectus set forth as Part A to the Registration Statement on Form N-14.

(5)	Not applicable.

(6)	Investment Advisory Contracts

(6)(a)(i)	Investment Management Agreement between Registrant and AXA Equitable Life Insurance Company (“AXA Equitable”) formerly, The Equitable Life Assurance Society of the United States dated as of November 30, 2001.[3]

(6)(a)(ii)	Amendment No. 1 dated July 31, 2003 to the Investment Management Agreement between Registrant and AXA Equitable dated as of November 30, 2001.[6]

(6)(a)(iii)	Amendment No. 2 dated September 1, 2004 to the Investment Management Agreement between Registrant and AXA Equitable dated as of November 30, 2001. [7]

(6)(a)(iv)	Form of Amendment No. 3 dated [April 30], 2007 to the Investment Management Agreement between Registrant and AXA Equitable dated as of November 30, 2001. (filed herewith)

(6)(b)	Form of Investment Advisory Agreement between AXA Equitable and Bear Stearns Asset Management Inc. dated as of [April 30], 2007 with respect to AXA Multimanager Small Cap Growth Portfolio. (filed herewith)

(6)(c)	Form of Investment Advisory Agreement between AXA Equitable and Eagle Asset Management, Inc. dated as of [April 30], 2007 with respect to AXA Multimanager Small Cap Growth Portfolio. (filed herewith)

(6)(d)	Form of Investment Advisory Agreement between AXA Equitable and Franklin Advisory Services, LLC dated as of [April 30], 2007 with respect to AXA Multimanager Small Cap Value Portfolio. (filed herewith)

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(6)(e)	Form of Investment Advisory Agreement between AXA Equitable and Lazard Asset Management LLC dated as of [April 30], 2007 with respect to AXA Multimanager Small Cap Value Portfolio. (filed herewith)

(6)(f)	Form of Investment Advisory Agreement between AXA Equitable and Wells Capital Management Inc. dated as of [April 30], 2007 with respect to AXA Multimanager Small Cap Growth Portfolio. (filed herewith)

(7)	Underwriting Contracts

(7)(a)(i)	Amended and Restated Distribution Agreement between Registrant and AXA Advisors, LLC (“AXA Advisors”) dated as of July 31, 2003 with respect to the Class A shares.[6]

(7)(a)(ii)	Amendment No. 1 dated May 1, 2006 to Amended and Restated Distribution Agreement between Registrant and AXA Advisors dated as of July 31, 2003 with respect to the Class A shares.[8]

(7)(a)(iii)	Form of Amendment No. 2 dated [April 30], 2007 to Amended and Restated Distribution Agreement between Registrant and AXA Advisors dated as of July 31, 2003 with respect to the Class A shares. (filed herewith)

(7)(b)(i)	Amended and Restated Distribution Agreement between Registrant and AXA Advisors dated as of July 31, 2003 with respect to the Class B shares.[6]

(7)(b)(ii)	Amendment No. 1 dated May 1, 2006 to Amended and Restated Distribution Agreement between Registrant and AXA Advisors dated as of July 31, 2003 with respect to the Class B shares.[8]

(7)(b)(iii)	Form of Amendment No. 2 dated [April 30], 2007 to Amended and Restated Distribution Agreement between Registrant and AXA Advisors dated as of July 31, 2003 with respect to the Class B shares. (filed herewith)

(7)(c)(i)	Amended and Restated Distribution Agreement between Registrant and AXA Distributors, LLC (“AXA Distributors”) dated as of July 31, 2003 with respect to the Class A shares.[6]

(7)(c)(ii)	Amendment No. 1 dated May 1, 2006 to Amended and Restated Distribution Agreement between Registrant and AXA Distributors dated as of July 31, 2003 with respect to the Class A shares.[8]

(7)(c)(iii)	Form of Amendment No. 2 dated [April 30], 2007 to Amended and Restated Distribution Agreement between Registrant and AXA Distributors dated as of July 31, 2003 with respect to the Class A shares. (filed herewith)

(7)(d)(i)	Amended and Restated Distribution Agreement between Registrant and AXA Distributors dated as of July 31, 2003 with respect to the Class B shares.[6]

(7)(d)(ii)	Amendment No. 1 dated May 1, 2006 to Amended and Restated Distribution Agreement between Registrant and AXA Distributors dated as of July 31, 2003 with respect to the Class B shares.[8]

(7)(d)(iii)	Form of Amendment No. 2 dated [April 30], 2007 to Amended and Restated Distribution Agreement between Registrant and AXA Distributors dated as of July 31, 2003 with respect to the Class B shares. (filed herewith)

(8)	Form of Deferred Compensation Plan.[1]

(9)(a)(i)	Global Custody Agreement between Registrant and JPMorgan Chase Bank (“JPMorgan Chase”) dated as of December 31, 2001.[2]

(9)(a)(ii)	Amendment No. 1, dated as of August 1, 2003 to Global Custody Agreement between Registrant and JPMorgan Chase dated as of December 31, 2001.[6]

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(9)(a)(iii)	Amendment No. 2 dated as of May 1, 2006 to Global Custody Agreement between Registrant and JPMorgan Chase dated as of December 31, 2001.[8]

(9)(a)(iv)	Form of Amendment No. 3 dated as of [April 30], 2007 to Global Custody Agreement between Registrant and JPMorgan Chase dated as of December 31, 2001. (filed herewith)

(10)(a)	Distribution Plan pursuant to Rule 12b-1 with respect to Class B shares of the Registrant.[1]

(10)(b)	Plan Pursuant to Rule 18f-3 Under the Investment Company Act of 1940.[1]

(11)	Legal Opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP regarding the legality of the securities being registered. (filed herewith)

(12)	Opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP as to tax matters. (To be filed by amendment.)

(13)(a)(i)	Mutual Funds Service Agreement between Registrant and AXA Equitable dated as of November 30, 2001.[1]

(13)(a)(ii)	Amendment No. 1, dated as of August 1, 2006, to the Mutual Funds Service Agreement between Registrant and AXA Equitable dated as of November 30, 2001. (filed herewith)

(13)(b)	Mutual Funds Sub-Administration Agreement between AXA Equitable and J.P. Morgan Investor Services Co. dated as of November 16, 2001.[7]

(13)(c)(i)	Amended and Restated Expense Limitation Agreement between Registrant and AXA Equitable dated as of June 1, 2002.[5]

(13)(c)(ii)	Amendment No. 1, dated as of August 1, 2003 to the Amended and Restated Expense Limitation Agreement between Registrant and AXA Equitable dated as of June 1, 2002.[6]

(13)(c)(iii)	Amendment No. 2, dated as of December 8, 2005 to the Amended and Restated Expense Limitation Agreement between Registrant and AXA Equitable dated as of June 1, 2002.[8]

(13)(c)(iv)	Amendment No. 3, dated as of May 1, 2006 to the Amended and Restated Expense Limitation Agreement between Registrant and AXA Equitable dated as of June 1, 2002.[9]

(13)(c)(v)	Form of Amendment No. 4, dated as of [April 30], 2007 to the Amended and Restated Expense Limitation Agreement between Registrant and AXA Equitable dated as of June 1, 2002. (filed herewith)

(13)(d)(i)	Participation Agreement among Registrant, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001.[1]

(13)(d)(ii)	Amendment No. 1, dated as of August 1, 2003 to the Participation Agreement among Registrant, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001.[6]

(13)(d)(iii)	Amendment No. 2, dated as of May 1, 2006 to the Participation Agreement among Registrant, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001.[8]

(13)(d)(iv)	Form of Amendment No. 3, dated as of [April 30], 2007 to the Participation Agreement among Registrant, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001. (filed herewith)

(13)(e)	Participation Agreement among Registrant, American General Life Insurance Company, AXA Advisors and AXA Distributors dated as of August 15, 2003.[6]

(14)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (filed herewith)

(15)	Not applicable.

(16)(a)(i)	Powers of Attorney.[1]

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(16)(a)(ii)	Revised Powers of Attorney.[3]

(16)(a)(iii)	Revised Powers of Attorney for Steven M. Joenk and Kenneth T. Kozlowski.[4]

(17)	Additional Exhibits

(17)(a)	Proxy Card (filed herewith)

(17)(b)	Code of Ethics of Bear Stearns Asset Management, Inc. (filed herewith)

(17)(c)	Code of Ethics of Eagle Asset Management, Inc. (filed herewith)

(17)(d)	Code of Ethics of Franklin Advisory Services, LLC. (filed herewith)

(17)(e)	Code of Ethics of Lazard Asset Management LLC. (filed herewith)

(17)(f)	Code of Ethics of Wells Capital Management, Inc. (filed herewith)

(1)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on December 10, 2001 (File No. 333-70754).
(2)	Incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on April 15, 2002 (File No. 333-70754).
(3)	Incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A filed on February 10, 2003 (File No. 333-70754).
(4)	Incorporated herein by reference to Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A filed on April 7, 2003 (File No. 333-70754).
(5)	Incorporated herein by reference to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A filed on May 8, 2003 (File No. 333-70754).
(6)	Incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A filed on February 25, 2004 (File No. 333-70754).
(7)	Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant’s Registration Statement on Form N-1A filed on February 14, 2006.
(8)	Incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A filed on June 1, 2006.
(9)	Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A filed on January 16, 2007.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant agrees to file an executed copy of an opinion of counsel supporting the tax consequences of the proposed Reorganizations as an amendment to this Registration Statement within a reasonable time after receipt of such opinion.

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SIGNATURES

As required by the Securities Act of 1933, as amended (the “1933 Act”), this Registration Statement to been signed on behalf of the Registrant, in the City of New York and the State of New York on the 23rd day of January, 2007.

AXA Premier VIP Trust

By:	/s/ Steven M. Joenk
Steven M. Joenk Trustee, President and Chief Executive Officer

As required by the 1933 Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Steven M. Joenk Steven M. Joenk	Trustee, Chairman, President and Chief Executive Officer	January 23, 2007

/s/ Gerald C. Crotty* Gerald C. Crotty	Trustee	January 23, 2007

/s/ Barry Hamerling* Barry Hamerling	Trustee	January 23, 2007

/s/ Cynthia R. Plouché* Cynthia R. Plouché	Trustee	January 23, 2007

/s/ Rayman L. Solomon* Rayman L. Solomon	Trustee	January 23, 2007

/s/ Kenneth T. Kozlowski* Kenneth T. Kozlowski	Treasurer and Chief Financial Officer	January 23, 2007

*By:	/s/ Steven M. Joenk
Steven M. Joenk
(Attorney-in-Fact)

C-9

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

(6)(a)(iv)	Form of Amendment No. 3 dated [April 30], 2007 to the Investment Management Agreement between Registrant and AXA Equitable dated as of November 30, 2001.

(6)(b)	Form of Investment Advisory Agreement between AXA Equitable and Bear Stearns Asset Management Inc. dated as of [April 30], 2007 with respect to AXA Multimanager Small Cap Growth Portfolio.

(6)(c)	Form of Investment Advisory Agreement between AXA Equitable and Eagle Asset Management, Inc. dated as of [April 30], 2007 with respect to AXA Multimanager Small Cap Growth Portfolio.

(6)(d)	Form of Investment Advisory Agreement between AXA Equitable and Franklin Advisory Services, LLC dated as of [April 30], 2007 with respect to AXA Multimanager Small Cap Value Portfolio.

(6)(e)	Form of Investment Advisory Agreement between AXA Equitable and Lazard Asset Management LLC dated as of [April 30], 2007 with respect to AXA Multimanager Small Cap Value Portfolio.

(6)(f)	Form of Investment Advisory Agreement between AXA Equitable and Wells Capital Management Inc. dated as of [April 30], 2007 with respect to AXA Multimanager Small Cap Growth Portfolio.

(7)(a)(iii)	Form of Amendment No. 2 dated [April 30], 2007 to Amended and Restated Distribution Agreement between Registrant and AXA Advisors dated as of July 31, 2003 with respect to the Class A shares.

(7)(b)(iii)	Form of Amendment No. 2 dated [April 30], 2007 to Amended and Restated Distribution Agreement between Registrant and AXA Advisors dated as of July 31, 2003 with respect to the Class B shares.

(7)(c)(iii)	Form of Amendment No. 2 dated [April 30], 2007 to Amended and Restated Distribution Agreement between Registrant and AXA Distributors dated as of July 31, 2003 with respect to the Class A shares.

(7)(d)(iii)	Form of Amendment No. 2 dated [April 30], 2007 to Amended and Restated Distribution Agreement between Registrant and AXA Distributors dated as of July 31, 2003 with respect to the Class B shares.

(9)(a)(iv)	Form of Amendment No. 3 dated as of [April 30], 2007 to Global Custody Agreement between Registrant and JPMorgan Chase dated as of December 31, 2001.

(11)	Legal Opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP regarding the legality of the securities being registered.

(13)(a)(ii)	Amendment No. 1, dated as of August 1, 2006, to the Mutual Funds Service Agreement between Registrant and AXA Equitable dated as of November 30, 2001.

(13)(c)(v)	Form of Amendment No. 4, dated as of [April 30], 2007 to the Amended and Restated Expense Limitation Agreement between Registrant and AXA Equitable dated as of June 1, 2002.

(13)(d)(iv)	Form of Amendment No. 3, dated as of [April 30], 2007 to the Participation Agreement among Registrant, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001.

Exhibit Number	Description of Exhibit

(14)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

(17)(a)	Proxy Card.

(17)(b)	Code of Ethics of Bear Stearns Asset Management, Inc.

(17)(c)	Code of Ethics of Eagle Asset Management, Inc.

(17)(d)	Code of Ethics of Franklin Advisory Services, LLC.

(17)(e)	Code of Ethics of Lazard Asset Management LLC.

(17)(f)	Code of Ethics of Wells Capital Management, Inc.